                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number           811-04559
                                  ----------------------------------------------

             State Street Research Income Trust
        ------------------------------------------------------------------------
             (Exact name of registrant as specified in charter)

             One Financial Center, Boston, MA 02111
        ------------------------------------------------------------------------
             (Address of principal executive offices)    (Zip code)

             Terrence J. Cullen, Senior Vice President and Counsel
             State Street Research & Management Company
             One Financial Center, Boston, MA 02111
        ------------------------------------------------------------------------
             (Name and address of agent for service)

Registrant's telephone number, including area code: 617-357-1200
                                                   ------------------
Date of fiscal year end:  3/31/04
                        -----------------
Date of reporting period:  4/1/03 - 3/31/04
                         ----------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

ITEM 1 (REPORT TO SHAREHOLDERS): The Annual Report is attached.

                                                    [STATE STREET RESEARCH LOGO]



Asset Allocation Fund

March 31, 2004



                                                   Annual Report to Shareholders

                   Table of Contents

                     3    Performance Discussion

                     6    Portfolio Holdings

                    19    Financial Statements

                    24    Financial Highlights

                    26    Independent Auditors'
                          Report

                    27    Trustees and Officers

      FROM THE CHAIRMAN
            State Street Research

      From war jitters to investor enthusiasm, from sluggish recovery to robust growth--the ground covered by both the financial markets and the U.S. economy over the past twelve months was nothing short of remarkable.

      At the beginning of the 12-month reporting period, economic growth was sluggish, manufacturing activity was declining, unemployment was edging higher and war was underway. However, the clouds of uncertainty began to lift as economic growth picked up and consumer confidence strengthened. A combination of accelerated tax cuts, tax rebates and the lowest mortgage rates in a generation fueled higher disposable income for most working Americans. The housing market was strong, and consumer spending continued to rise. Better yet, business spending began to recover after a long period of stagnation. Corporate profits staged a solid rebound, making it easier for companies to increase outlays, especially on information technology and electronic equipment.

      The economic news was less upbeat as the first quarter of 2004 began. Durable goods orders declined and the number of new jobs added to the labor market in January and February fell short of expectations. However, a strong March jobs report put the economic recovery on solid ground on all fronts. The period ended with the expectation that the Federal Reserve Board would likely raise short-term interest rates sooner rather than later in the year.

      Stock and Bond Markets Moved Higher

      Stocks staged an impressive rally early in the period, with the riskiest sectors of the stock market leading the way--technology, small-caps and companies that had been beaten down in the previous bear market. However, index returns for the period masked the sideways movement that developed in the final months of the period as investors grew more cautious about interest rates and corporate profit comparisons going forward.

      Confidence in the economy also translated into gains for high-yield bonds that were in line with the stock market. However, high-yield bonds underperformed government bonds late in the period as interest rates came down. Both investment-grade corporate and government bonds earned solid but modest returns for the year. The municipal market was a standout among investment-grade sectors, but mortgage bonds lagged as more homeowners took advantage of low rates and refinanced their mortgages.

      Looking Ahead

      The recent bear and bull cycles serve as a reminder that markets can be unpredictable, which underscores the importance of having an asset allocation plan in place. If you have a plan in place, stay with it, invest regularly and talk to your investment professional before you make a significant move outside your plan.

      As always, we look forward to helping you achieve your long-term financial goals with State Street Research Funds.

      Sincerely,

      /s/ Richard S. Davis

      Richard S. Davis
      Chairman

      March 31, 2004

PERFORMANCE
         Discussion as of March 31, 2004

How State Street Research Asset Allocation Fund Performed
State Street Research Asset Allocation Fund returned 32.94% for the 12-month period ended March 31, 2004.(1) That was higher than the return of the Lipper Flexible Portfolio Funds Average, which was 26.44% over the same period.(2) The fund also outperformed the S&P 500/Lehman Brothers Blended Index, which returned 22.60%.(2) Our decision to emphasize stocks over bonds accounted for the fund's out performance relative to its peers.

Reasons for the Fund's Performance
Following three years of negative stock market returns, encouraging signs of economic recovery bolstered the returns on both stocks and bonds for the period. In this environment, our emphasis on equities, which ranged from 60%-65% during the period, was a positive factor for performance. In addition, our allocation decisions within both equity and fixed income segments of the portfolio, coupled with strong stock selection, added to the fund's return. Within equities, the fund's exposure to small-cap growth, international and energy stocks made the largest contribution to return. Small-cap stocks performed exceptionally well as the economy strengthened, and our stock selection proved very beneficial. Nonetheless, we modestly decreased our exposure to small-cap growth because we believed the stocks became increasingly expensive relative to their earning power as the year progressed. Although we kept the fund's bond allocation below its neutral weight, our overall bond portfolio performance exceeded that of the Lehman Brothers Aggregate Bond Index. Our investments in High-Yield and Emerging Markets bonds boosted returns, while high-grade holdings marginally underperformed their benchmark.

Looking Ahead
At the end of the period, the fund had 65% of its assets invested in stocks and 35% in bonds, reflecting our expectation for strong corporate earnings growth. We have started to increase our exposure to large-cap growth stocks because we believe that they are attractively valued relative to value stocks. We are maintaining an above-average exposure to international equities, especially in Japan in light of the improving economic conditions and business prospects. On the fixed income side, we have trimmed our High-Yield position, as many issues appear fully valued. However, we saw weakness in Emerging Markets debt as an opportunity to bolster our exposure to that group during the first two months of the year.

A Word about Risk
When investing in stocks, the fund may experience sudden or unpredictable drops in value and periods of lackluster performance. When investing in bonds, the fund takes on the risks of bond investing, including the tendency for bond prices to fall when interest rates rise. Investments in foreign derivative securities are subject to economic and currency risk. The fund may not correctly anticipate the relative performance of different asset categories over specific time periods.

Top 5 Equity Industries
--------------------------------------------------------------------------------

                                               % of Fund Net Assets
  1    Drugs & Biotechnology                           4.5%
       ---------------------------------------------------
  2    Miscellaneous Financial                         4.0%
       ---------------------------------------------------
  3    Banks & Savings & Loans                         3.0%
       ---------------------------------------------------
  4    Retail                                          2.6%
       ---------------------------------------------------
  5    Electronics: Semiconductors/
       Components                                      2.4%
       ---------------------------------------------------
       Total                                          16.5%

Performance: Class A
--------------------------------------------------------------------------------
Fund average annual total return as of 3/31/04(3)
(does not reflect sales charge)

      1 Year        5 Years       10 Years
      32.94%        6.85%         9.64%

Fund average annual total return as of 3/31/04(3,4)
(at maximum applicable sales charge)

      1 Year        5 Years       10 Years
      25.30%        5.59%         8.99%

S&P 500/Lehman Blended Index as of 3/31/04(2)

      1 Year        5 Years       10 Years
      22.60%        2.53%         10.36%

S&P 500 Index as of 3/31/04(2)

      1 Year        5 Years       10 Years
      35.10%        -1.20%        11.68%

See pages 4 and 5 for additional performance data for Class A shares and for performance data on other share classes.

Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.

(1)  Class A shares; does not reflect sales charge.

(2) The Lipper Flexible Portfolio Funds Average shows performance of a category of mutual funds with similar goals. The Lipper average shows you how well the fund has done compared to competing funds. The S&P 500/Lehman Blended Index is an index created by State Street Research. This blended index is comprised of 60% of the performance of the S&P 500 Index and 40% of the performance of the Lehman Brothers Aggregate Bond Index. The S&P 500 Index (officially the "Standard and Poor's 500 Composite Stock Price Index") is an index of 500 U.S. stocks. The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment-grade, fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more. The indexes are unmanaged and do not take transaction charges into consideration. It is not possible to invest directly in an index.

(3) Keep in mind that the performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted herein. For the most recent month-end performance results, visit our website at www.ssrfunds.com. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(4)  Performance reflects a maximum 5.75% Class A share front-end sales charge.


                                  State Street Research Asset Allocation Fund  3

PERFORMANCE
           Discussion as of March 31, 2004

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is not a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance. There are three ways of measuring long-term performance: cumulative total returns, average annual total returns and the change in dollar value over time of a given investment. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return
Represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated.

Average Annual Total Return
Represents the rate you would have had to earn during each year of a given time period in order to end up with the fund's actual cumulative return for those years. In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.


$10,000 Over Ten Years
Similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000 (less the applicable maximum sales charge, if any) and compares fund performance to the performance of a market index.

Class A

                                       1 Year      5 Years     10 Years
-----------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)        32.94%      39.25%      150.94%
-----------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)   25.30%      31.24%      136.51%
-----------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)   25.30%       5.59%        8.99%
-----------------------------------------------------------------------

--------------------------------------------------------------------------------
$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[PLOT POINTS FOR LINE CHART]

                                        S&P 500/
       Class A        S&P 500 Index     Lehman Blended Index
"94"     9425             10000           10000
"95"     9568             11554           11129
"96"    11726             15259           13711
"97"    13190             18284           15603
"98"    17097             27053           20713
"99"    16985             32055           23649
"00"    19851             37802           26382
"01"    19909             29610           23983
"02"    21531             29681           24627
"03"    17791             22335           21856
"04"    23651             30175           26795

Class B(1)

                                       1 Year      5 Years     10 Years
-------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)        32.03%      34.36%      133.40%
-------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)   27.03%      32.36%      133.40%
-------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)   27.03%       5.77%        8.85%
-------------------------------------------------------------------------

--------------------------------------------------------------------------------
$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[PLOT POINTS FOR LINE CHART]

                                              S&P 500/
        Class B(1)      S&P 500 Index    Lehman Blended Index
"94"      10000             10000              10000
"95"      10082             11554              11129
"96"      12247             15259              13711
"97"      13687             18284              15603
"98"      17591             27053              20713
"99"      17371             32055              23649
"00"      20139             37802              26382
"01"      20069             29610              23983
"02"      21533             29681              24627
"03"      17677             22335              21856
"04"      23340             30175              26795

When investing in stocks, the fund may experience sudden or unpredictable drops in value and periods of lackluster performance. When investing in bonds, the fund takes on the risks of bond investing, including the tendency for bond prices to fall when interest rates rise. Investments in foreign derivative securities are subject to economic and currency risk. The fund may not correctly anticipate the relative performance of different asset categories over specific time periods.

Keep in mind that the performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted herein. For the most recent month-end performance results, visit www.ssrfunds.com. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions, or the redemption of fund shares.

--------------------------------------------------------------------------------
Class B (only available through exchanges from another Class B account)

                                       1 Year      5 Years     10 Years
------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)        34.53%      38.47%      140.39%
------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)   29.53%      36.47%      140.39%
------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)   29.53%       6.42%        9.17%
------------------------------------------------------------------------

--------------------------------------------------------------------------------
$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[PLOT POINTS FOR LINE CHART]

                                             S&P 500/
       Class B       S&P 500 Index     Lehman Blended Index
"94"    10000             10000               10000
"95"    10083             11554               11129
"96"    12247             15259               13711
"97"    13687             18284               15603
"98"    17591             27053               20713
"99"    17361             32055               23649
"00"    20135             37802               26382
"01"    20052             29610               23983
"02"    21569             29681               24627
"03"    17869             22335               21856
"04"    24039             30175               26795

--------------------------------------------------------------------------------
Class C

                                       1 Year      5 Years     10 Years
------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)        32.14%      34.39%      133.27%
------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)   31.14%      34.39%      133.27%
------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)   31.14%       6.09%        8.84%
------------------------------------------------------------------------

--------------------------------------------------------------------------------
$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[PLOT POINTS FOR LINE CHART]

           Class C       S&P 500 Index    Lehman & S&P Split 60/40
"94"        10000             10000            10000
"95"        10082             11554            11129
"96"        12254             15259            13711
"97"        13680             18284            15603
"98"        17590             27053            20713
"99"        17358             32055            23649
"00"        20122             37802            26382
"01"        20053             29610            23983
"02"        21518             29681            24627
"03"        17654             22335            21856
"04"        23327             30175            26795

--------------------------------------------------------------------------------
Class S

                                       1 Year      5 Years     10 Years
------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)        33.46%      41.37%      157.59%
------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)   33.46%      41.37%      157.59%
------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)   33.46%       7.17%        9.92%
------------------------------------------------------------------------

--------------------------------------------------------------------------------
$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[PLOT POINTS FOR LINE CHART]

            Class S        S&P 500 Index    Lehman & S&P Split 60/40
"94"         10000             10000              10000
"95"         10177             11554              11129
"96"         12487             15259              13711
"97"         14082             18284              15603
"98"         18297             27053              20713
"99"         18221             32055              23649
"00"         21350             37802              26382
"01"         21470             29610              23983
"02"         23289             29681              24627
"03"         19301             22335              21856
"04"         25759             30175              26795

Performance reflects a maximum 5.75% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable. Performance for Class B(1) shares reflects Class B share performance through December 31, 1998, and Class B(1) performance thereafter. If the returns for Class B(1) shares had reflected their current service/distribution (Rule 12b-1) fees for the entire period, returns would have been lower. Class S shares, offered without sales charge, are available through certain retirement plans and special programs.

The S&P 500/Lehman Blended Index is an index created by State Street Research. This blended index is comprised of 60% of the performance of the S&P 500 Index and 40% of the performance of the Lehman Brothers Aggregate Bond Index. The S&P 500 Index (officially the "Standard & Poor's 500 Composite Stock Price Index") is an index of 500 U.S. stocks. The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment-grade, fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The indexes are unmanaged and do not take transaction charges into consideration. It is not possible to invest directly in an index.

                                  State Street Research Asset Allocation Fund  5

PORTFOLIO
       Holdings

March 31, 2004

Issuer                                                                              Shares             Value
---------------------------------------------------------------------------------------------------------------
Equity Securities 55.3%
Automobiles & Transportation 1.1%
Air Transport 0.1%
Expeditors International of
  Washington Inc. ........................................................          13,300         $    525,217
                                                                                                   ------------
Automotive Parts 0.3%
Dana Corp. ...............................................................          33,900              673,254
Navistar International Corp.* ............................................          21,800              999,530
                                                                                                   ------------
                                                                                                      1,672,784
                                                                                                   ------------
Automobiles 0.1%
General Motors Corp. .....................................................          18,500              871,350
                                                                                                   ------------
Miscellaneous Transportation 0.2%
Stolt Nielsen SA* ........................................................          13,000              176,260
Frontline Ltd.* ..........................................................          12,400              357,740
OMI Corp.* ...............................................................          50,000              572,000
                                                                                                   ------------
                                                                                                      1,106,000
                                                                                                   ------------
Railroads 0.1%
Burlington Northern Santa Fe Corp. .......................................          19,000              598,500
                                                                                                   ------------
Truckers 0.3%
CNF Transportation Inc. ..................................................          35,140            1,180,704
Yellow Roadway Corp.* ....................................................          32,100            1,080,807
                                                                                                   ------------
                                                                                                      2,261,511
                                                                                                   ------------
Total Automobiles & Transportation .............................................................      7,035,362
                                                                                                   ------------
Consumer Discretionary 11.7%
Advertising Agencies 0.1%
Interpublic Group of Companies Inc.* .....................................          39,400              605,972
                                                                                                   ------------
Athletic Footwear 0.2%
Nike Inc. Cl. B ..........................................................          16,400            1,277,068
                                                                                                   ------------
Casinos/Gambling, Hotel/Motel 1.1%
Boyd Gaming Corp. ........................................................          37,700              862,953
Caesars Entertainment Inc. ...............................................          96,700            1,260,968
International Game Technology Inc. .......................................          60,600            2,724,576
Mandalay Resort Group Inc.* ..............................................          13,500              773,010
Pinnacle Entertainment Inc.* .............................................          43,700              603,060
Station Casinos Inc.* ....................................................          15,000              662,550
WMS Industries Inc.* .....................................................          13,000              403,000
                                                                                                   ------------
                                                                                                      7,290,117
                                                                                                   ------------
Commercial Services 1.4%
Ask Jeeves Inc.* .........................................................          28,800            1,029,024
Cendant Corp.* ...........................................................          85,200            2,078,028
InterActiveCorp* .........................................................          52,469            1,657,496
Manpower Inc. ............................................................          29,500            1,371,750
Protection One Inc. Wts. (acquired
  7/10/95, Cost $2,827)*++@ ..............................................             800                    8
Tech Data Corp.* .........................................................          23,100              945,714
Viad Corp. ...............................................................          45,400            1,097,318
Waste Management Inc. ....................................................          35,400            1,068,372
                                                                                                   ------------
                                                                                                      9,247,710
                                                                                                   ------------

Issuer                                                                              Shares             Value
---------------------------------------------------------------------------------------------------------------
Communications, Media & Entertainment 1.6%
Alliance Gaming Corp.* ...................................................          69,527         $  2,233,903
DirecTV Group Inc.* ......................................................          76,974            1,183,860
Liberty Media Corp.* .....................................................         126,800            1,388,460
Univision Communications Inc. Cl. A* .....................................          41,030            1,354,400
Viacom Inc. Cl. B* .......................................................          10,100              396,021
Walt Disney Co. ..........................................................         157,000            3,923,430
                                                                                                   ------------
                                                                                                     10,480,074
                                                                                                   ------------
Consumer Electronics 0.7%
Harman International Inc. ................................................          23,300            1,854,680
Yahoo! Inc.* .............................................................          52,950            2,572,841
                                                                                                   ------------
                                                                                                      4,427,521
                                                                                                   ------------
Consumer Products 0.3%
International Flavors &
  Fragrances Inc. ........................................................          18,600              660,300
Kimberly-Clark Corp. .....................................................          19,900            1,255,690
                                                                                                   ------------
                                                                                                      1,915,990
                                                                                                   ------------
Consumer Services 1.2%
Career Education Corp.* ..................................................          68,900            3,902,496
Corinthian Colleges Inc.* ................................................          50,600            1,672,836
Prime Succession Holdings Inc.
  (acquired 10/7/98 through
  11/20/01, Cost $90,398)*++@ ............................................          13,332                  133
Skillsoft plc ADR* .......................................................          59,300              764,970
Sylvan Learning Systems Inc.* ............................................          45,100            1,583,461
                                                                                                   ------------
                                                                                                      7,923,896
                                                                                                   ------------
Household Furnishings 0.6%
Kirklands Inc.* ..........................................................          32,300              527,459
Newell Rubbermaid Inc. ...................................................          95,800            2,222,560
Stanley Works Inc. .......................................................          24,500            1,045,660
                                                                                                   ------------
                                                                                                      3,795,679
                                                                                                   ------------
Printing & Publishing 0.6%
News Corp. Ltd. ADR ......................................................          59,200            2,130,016
Reader's Digest Association Inc. Cl. A ...................................          57,600              811,008
RR Donnelley & Sons Co. ..................................................          42,700            1,291,675
Sullivan Holdings Inc. (acquired
  5/14/93, Cost $216,706)*++@.............................................             149               74,088
                                                                                                   ------------
                                                                                                      4,306,787
                                                                                                   ------------
Restaurants 0.8%
Darden Restaurants Inc. ..................................................          45,300            1,122,987
Krispy Kreme Doughnuts Inc.* .............................................          17,700              607,818
McDonald's Corp. .........................................................          59,000            1,685,630
P.F. Chang's China Bistro Inc.* ..........................................          14,400              724,464
Starbucks Corp.* .........................................................          22,000              830,500
                                                                                                   ------------
                                                                                                      4,971,399
                                                                                                   ------------
Retail 2.6%
Abercrombie & Fitch Co. ..................................................          20,700              700,488
AutoZone Inc.* ...........................................................          22,500            1,934,325
Bed Bath & Beyond Inc.* ..................................................          41,400            1,728,864
Blockbuster Inc. .........................................................          58,200            1,018,500
Dollar General Corp. .....................................................          39,600              760,320
Federated Department Stores Inc. .........................................          24,800            1,340,440
Gap Inc. .................................................................          42,900              940,368
Home Depot Inc. ..........................................................          34,100            1,273,976
Limited Inc. .............................................................          77,000            1,540,000
Lowes Companies Inc. .....................................................          26,340            1,478,464
Nordstrom Inc. ...........................................................          29,300            1,169,070
Staples Inc.* ............................................................          40,300            1,023,217
Target Corp. .............................................................          45,700            2,058,328
                                                                                                   ------------
                                                                                                     16,966,360
                                                                                                   ------------

6  The notes are an integral part of the financial statements.

Issuer                                                                             Shares             Value
---------------------------------------------------------------------------------------------------------------
Textile Apparel Manufacturers 0.1%
Coach Inc.* .............................................................          22,360         $    916,536
                                                                                                  ------------
Toys 0.4%
Mattel Inc. .............................................................         115,900            2,137,196
Toys "R" Us Inc.* .......................................................          46,000              772,800
                                                                                                  ------------
                                                                                                     2,909,996
                                                                                                  ------------
Total Consumer Discretionary ..................................................................     77,035,105
                                                                                                  ------------
Consumer Staples 2.0%
Beverages 0.3%
Coca-Cola Co. ...........................................................          43,700            2,198,110
                                                                                                  ------------
Drug & Grocery Store Chains 0.4%
CVS Corp. ...............................................................          32,300            1,140,190
Kroger Co.* .............................................................          87,300            1,452,672
Pathmark Stores Inc.* ...................................................           2,667               21,283
                                                                                                  ------------
                                                                                                     2,614,145
                                                                                                  ------------
Foods 0.2%
Aurora Foods Inc.* ......................................................           6,199                   56
General Mills Inc. ......................................................          14,600              681,528
Sara Lee Corp. ..........................................................          41,600              909,376
                                                                                                  ------------
                                                                                                     1,590,960
                                                                                                  ------------
Household Products 0.8%
Clorox Co. ..............................................................          53,900            2,636,249
Procter & Gamble Co. ....................................................          26,740            2,804,491
                                                                                                  ------------
                                                                                                     5,440,740
                                                                                                  ------------
Tobacco 0.3%
Altria Group Inc. .......................................................          18,700            1,018,215
R.J. Reynolds Tobacco Co. ...............................................          11,600              701,800
                                                                                                  ------------
                                                                                                     1,720,015
                                                                                                  ------------
Total Consumer Staples ........................................................................     13,563,970
                                                                                                  ------------
Financial Services 9.9%
Banks & Savings & Loan 3.0%
Aon Corp. ...............................................................          95,700            2,670,987
Bank of America Corp. ...................................................          22,300            1,805,854
Bank of New York Co. Inc. ...............................................          48,500            1,527,750
Charter One Financial Inc. ..............................................          36,900            1,304,784
Comerica Inc. ...........................................................          24,700            1,341,704
East West Bancorp Inc. ..................................................          13,100              733,600
FleetBoston Financial Corp. .............................................          36,500            1,638,850
KeyCorp .................................................................          46,300            1,402,427
Mercantile Bankshares Corp. .............................................          27,800            1,194,566
National City Corp. .....................................................          25,600              910,848
New York Community Bancorp Inc. .........................................          20,665              708,408
PNC Financial Corp. .....................................................          17,500              969,850
Southwest Bancorp of Texas Inc. .........................................          11,300              426,349
Texas Capital Bancshares Inc.* ..........................................          35,600              577,432
Union Planters Corp. ....................................................          38,800            1,158,180
US BanCorp. .............................................................          60,700            1,678,355
                                                                                                  ------------
                                                                                                    20,049,944
                                                                                                  ------------
Insurance 1.6%
American International Group Inc. .......................................          57,600            4,109,760
Assurant Inc.* ..........................................................          46,800            1,177,020
Bristol West Holdings Inc.* .............................................          23,300              475,320
Hartford Financial Services
  Group Inc. ............................................................          22,300            1,420,510
UNUM Provident Corp. ....................................................          32,700              478,401
XL Capital Ltd. .........................................................          38,300            2,912,332
                                                                                                  ------------
                                                                                                    10,573,343
                                                                                                  ------------

Issuer                                                                             Shares            Value
--------------------------------------------------------------------------------------------------------------
Miscellaneous Financial 4.0%
Ambac Financial Group Inc. ..............................................          19,050         $  1,405,509
American Express Co. ....................................................          37,040            1,920,524
Capital One Financial Corp. .............................................           5,200              392,236
CapitalSource Inc.* .....................................................          43,800              983,310
CIT Group Inc. ..........................................................          38,300            1,457,315
Citigroup Inc. ..........................................................         114,620            5,925,854
Federal National Mortgage Assoc. ........................................          21,900            1,628,265
H&R Block Inc. ..........................................................          18,600              949,158
MBNA Corp. ..............................................................         127,500            3,522,825
MGIC Investment Corp. ...................................................          20,400            1,310,292
Nelnet Inc.* ............................................................          32,700              830,580
Providian Financial Corp.* ..............................................          68,300              894,730
Radian Group Inc. .......................................................          23,400              996,840
SLM Corp. ...............................................................          38,100            1,594,485
Willis Group Holdings Ltd. ..............................................          25,300              941,160
                                                                                                  ------------
                                                                                                    24,753,083
                                                                                                  ------------
Real Estate Investment Trusts 0.1%
Boston Properties Inc. ..................................................          16,300              885,253
                                                                                                  ------------
Securities Brokerage & Services 1.2%
Ameritrade Holding Corp. ................................................          75,300            1,159,620
Edwards AG Inc. .........................................................          33,200            1,298,784
Goldman Sachs Group Inc. ................................................          16,300            1,700,905
Janus Capital Group Inc. ................................................          66,100            1,082,718
J.P. Morgan Chase & Co. .................................................          31,300            1,313,035
Knight Trading Group Inc.* ..............................................          66,300              839,358
Morgan Stanley Inc. .....................................................          29,800            1,707,540
                                                                                                  ------------
                                                                                                     7,394,420
                                                                                                  ------------
Total Financial Services ......................................................................     65,363,583
                                                                                                  ------------
Health Care 6.5%
Drugs & Biotechnology 4.5%
Alkermes Inc.* ..........................................................          38,100              609,219
Allergan Inc. ...........................................................           9,500              799,520
Amgen Inc.* .............................................................          25,740            1,497,296
Baxter International Inc. ...............................................          43,400            1,340,626
Biogen Idec Inc.* .......................................................          22,600            1,256,560
Bristol-Myers Squibb Co. ................................................          35,400              857,742
Charles River Laboratories
  International Inc.* ...................................................          26,200            1,122,670
Chiron Corp.* ...........................................................          20,400              897,804
Dyax Corp.* .............................................................          48,700              501,123
Elan Corp. plc* ADR .....................................................          39,000              804,180
Eon Labs Inc.* ..........................................................           4,800              321,984
Eyetech Pharmaceuticals Inc.* ...........................................          17,100              567,720
Forest Laboratories Inc.* ...............................................          16,580            1,187,459
Genentech, Inc.* ........................................................          10,700            1,132,274
Gilead Sciences, Inc.* ..................................................           8,600              479,622
Johnson & Johnson Ltd. ..................................................          23,740            1,204,093
Medicines Co.* ..........................................................          18,500              595,885
MedImmune Inc.* .........................................................          47,600            1,098,608
MGI PHARMA Inc.* ........................................................           9,400              575,844
Millennium Pharmaceuticals Inc.* ........................................          51,600              872,040
Millipore Corp.* ........................................................          11,100              570,318
Nektar Therapeutics Inc.* ...............................................          54,810            1,182,800
Novartis AG ADR .........................................................          48,630            2,071,638
Pfizer Inc. .............................................................         200,382            7,023,389
Schering-Plough Inc. ....................................................          47,900              776,938
Wyeth Inc. ..............................................................          15,400              578,270
                                                                                                  ------------
                                                                                                    29,925,622
                                                                                                  ------------

The notes are an integral part of the financial statements.

                                  State Street Research Asset Allocation Fund  7

Issuer                                                                             Shares             Value
--------------------------------------------------------------------------------------------------------------
Health Care Facilities 0.7%
HCA Inc. ................................................................          30,300         $  1,230,786
Laboratory Corp. of America Holdings*                                              28,100            1,102,925
Psychiatric Solutions Inc.* .............................................          32,700              613,125
United Surgical Partners International Inc.* ............................          37,800            1,282,932
                                                                                                  ------------
                                                                                                     4,229,768
                                                                                                  ------------
Health Care Services 0.6%
Amedisys Inc.* ..........................................................          21,400              525,798
Amerigroup Corp.* .......................................................          20,700              945,990
Cerner Corp.* ...........................................................          25,900            1,170,421
Molina Healthcare Inc.* .................................................          15,900              466,188
Universal Health Services Inc. ..........................................          22,200            1,022,754
                                                                                                  ------------
                                                                                                     4,131,151
                                                                                                  ------------
Hospital Supply 0.7%
Guidant Corp. ...........................................................          17,300            1,096,301
Medtronic Inc. ..........................................................          31,570            1,507,468
Respironics Inc.* .......................................................          10,500              567,210
St. Jude Medical Inc.* ..................................................           7,800              562,380
Zoll Medical Corp.* .....................................................          15,700              627,686
                                                                                                  ------------
                                                                                                     4,361,045
                                                                                                  ------------
Total Health Care .............................................................................     42,647,586
                                                                                                  ------------
Integrated Oils 1.2%
Integrated Domestic 0.5%
Amerada Hess Corp. ......................................................          31,700            2,069,376
Unocal Corp. ............................................................          37,200            1,386,816
                                                                                                  ------------
                                                                                                     3,456,192
                                                                                                  ------------
Integrated International 0.7%
BP plc ADR ..............................................................          18,000              921,600
ChevronTexaco Corp. .....................................................          15,900            1,395,702
Exxon Mobil Corp. .......................................................          52,800            2,195,952
                                                                                                  ------------
                                                                                                     4,513,254
                                                                                                  ------------
Total Integrated Oils .........................................................................      7,969,446
                                                                                                  ------------
Materials & Processing 2.8%
Agriculture 0.2%
Monsanto Co. ............................................................          36,300            1,331,121
                                                                                                  ------------
Building & Construction 0.1%
Trex Inc.* ..............................................................          16,400              559,404
Waxman Industries Inc. Wts.
  (acquired 8/12/94, Cost $0)*++@........................................          29,500                4,425
                                                                                                  ------------
                                                                                                       563,829
                                                                                                  ------------
Chemicals 0.6%
Air Products & Chemicals Inc. ...........................................          24,700            1,237,964
E.I. du Pont de Nemours & Co. ...........................................          36,300            1,532,586
Reunion Industries Inc.* ................................................             595                  214
Sherwin Williams Co. ....................................................          39,500            1,517,985
                                                                                                  ------------
                                                                                                     4,288,749
                                                                                                  ------------
Containers & Packaging 0.4%
Pactiv Corp.* ...........................................................          62,100            1,381,725
Smurfit-Stone Container Corp.* ..........................................          85,100            1,496,909
                                                                                                  ------------
                                                                                                     2,878,634
                                                                                                  ------------
Diversified Manufacturing 0.1%
American Standard Companies Inc.* .......................................           3,500              398,125
                                                                                                  ------------
Gold & Precious Metals 0.3%
Novagold Resources Inc.* ................................................         100,000              501,469
Coeur d'Alene Mines Corp.* ..............................................          40,000              280,000
Crystallex International Corp.*++ .......................................         300,000              921,000
                                                                                                  ------------
                                                                                                     1,702,469
                                                                                                  ------------

Issuer                                                                             Shares             Value
--------------------------------------------------------------------------------------------------------------
Miscellaneous Materials & Processing 0.4%
Alcoa Inc. ..............................................................          14,300         $    496,067
Maverick Tube Corp.* ....................................................          42,600            1,003,230
Timken Co. ..............................................................          47,900            1,112,717
                                                                                                  ------------
                                                                                                     2,612,014
                                                                                                  ------------
Office Supplies 0.2%
Avery Dennison Corp. ....................................................          17,300            1,076,233
                                                                                                  ------------
Paper & Forest Products 0.5%
Bowater Inc. ............................................................          18,200              794,066
International Paper Co. .................................................          35,200            1,487,552
MeadWestvaco Corp. ......................................................          41,400            1,171,206
                                                                                                  ------------
                                                                                                     3,452,824
                                                                                                  ------------
Total Materials & Processing ................................................................       18,303,998
                                                                                                  ------------
Non-U.S. Equities 1.1%
Baytex Energy Trust .....................................................          54,300              466,263
C1 Energy Ltd* ..........................................................          85,733              123,023
Canico Resource Corp.* ..................................................          50,000              488,494
Crew Energy Inc. ........................................................          37,166              129,641
Defiant Energy Corp.* ...................................................          11,700               38,400
Endev Energy Inc. .......................................................         187,100              294,185
Esprit Exploration Ltd. .................................................         176,700              352,011
Galleon Energy Inc.*++@ .................................................          10,000               41,675
Impact Energy Inc.* .....................................................          52,500               64,916
Meridian Energy Corp.*++@ ...............................................          37,000               71,450
Mustang Resources Inc.* .................................................          12,700               49,437
Mustang Resources Inc.*++@ ..............................................           9,600               33,633
NAV Energy Trust ........................................................          73,333              601,712
Niko Resources Ltd. .....................................................          13,500              334,885
Oilexco Inc.* ...........................................................          62,300              111,271
Oilexco Inc. Wts.* ......................................................           9,725               12,276
Olympia Energy Inc. .....................................................         180,500              399,534
Penn West Petroleum Ltd.* ...............................................          22,600            1,057,421
Progess Energy Ltd. .....................................................          53,300              580,131
Purcell Energy Inc. .....................................................          68,773              124,407
Purcell Energy Inc. Wts.* ...............................................          68,773               20,997
Starpoint Energy Ltd.* ..................................................          14,300               48,025
Sunridge Gold Corp.* ....................................................           2,300                4,283
Westport Innovations Inc.* ..............................................          63,200              106,608
Tullow Oil plc ..........................................................          97,735              155,593
Axis Capital Holdings Ltd. ..............................................          41,840            1,236,372
Fording Canadian Coal Trust .............................................           3,500              141,225
Southwestern Resources Corp.* ...........................................          15,000              426,478
Thunder Energy Inc.* ....................................................           8,500               48,204
                                                                                                  ------------
Total Non-U.S. Equities .......................................................................      7,562,550
                                                                                                  ------------
Diversified Manufacturing 1.9%
Multi-Sector 1.9%
FMC Corp.* ..............................................................          27,000            1,156,140
General Electric Co. ....................................................         106,820            3,260,146
Hillenbrand Industries Inc. .............................................          15,400            1,045,506
Honeywell International Inc. ............................................          46,000            1,557,100
ITT Industries Inc. .....................................................          14,000            1,068,620
Textron Inc. ............................................................          15,100              802,565
Tyco International Ltd. .................................................         121,800            3,489,570
                                                                                                  ------------
Total Diversified Manufacturing ...............................................................     12,379,647
                                                                                                  ------------

8  The notes are an integral part of the financial statements.

Issuer                                                                             Shares            Value
----------------------------------------------------------------------------------------------------------------
Other Energy 5.3%
Gas Pipelines 0.2%
EOG Resources Inc. ......................................................          24,000         $  1,101,360
                                                                                                  ------------
Miscellaneous Energy 1.8%
Arch Coal Inc. ..........................................................          80,200            2,517,478
Consol Energy Inc. I*++ .................................................          35,200              943,360
Consol Energy Inc. II++ .................................................         147,000            3,939,600
Massey Energy Corp.* ....................................................          69,900            1,542,693
Peabody Energy Corp. ....................................................          34,400            1,599,944
Penn Virginia Corp. .....................................................          23,000            1,393,800
                                                                                                  ------------
                                                                                                    11,936,875
                                                                                                  ------------
Offshore Drilling 0.4%
Transocean Inc. .........................................................          98,200            2,738,798
                                                                                                  ------------
Oil & Gas Producers 1.6%
Fairborne Energy Ltd.*++@ ...............................................           1,800               11,129
Rio Alto Resources International Inc.* ..................................          39,800               33,416
Anadarko Petroleum Corp. ................................................          27,800            1,441,708
Burlington Resources Inc. ...............................................          29,900            1,902,537
Clayton Williams Energy Inc.* ...........................................          35,000            1,214,500
Denbury Resources Inc.* .................................................          14,400              242,784
Devon Energy Corp. ......................................................               1                   58
Energy Partners Ltd. ....................................................          47,500              634,125
Matador Resources Co.*++@ ...............................................             895                8,950
Newfield Exploration Co.* ...............................................          73,400            3,518,062
PetroKazakhstan Inc.* ...................................................          22,800              642,276
Pioneer Drilling Co.*++@ ................................................           8,600               45,752
Plains Exploration & Production Co.* ....................................          48,000              894,720
Remington Oil Gas Corp.* ................................................           7,200              142,200
Treasure Islands Royalty Trust* .........................................         300,000              117,000
                                                                                                  ------------
                                                                                                    10,849,217
                                                                                                  ------------
Oil Well Equipment & Services 1.3%
BJ Services Co.* ........................................................          14,900              644,723
Cal Dive International Inc.* ............................................          28,600              738,738
Global Industries Inc.* .................................................          50,000              292,500
Grey Wolf Inc.* .........................................................          38,900              161,046
Halliburton Co. .........................................................          31,800              966,402
Hanover Compressor Co.* .................................................          43,600              527,124
MarkWest Hydrocarbon Inc.* ..............................................           9,300              115,692
Nabors Industries Ltd.* .................................................          36,700            1,679,025
NewPark Resources Inc.* .................................................         259,600            1,349,920
Patterson UTI Energy Inc.* ..............................................          31,600            1,118,956
W-H Energy Services Inc.* ...............................................          50,500              730,735
                                                                                                  ------------
                                                                                                     8,324,861
                                                                                                  ------------
Total Other Energy ............................................................................     34,951,111
                                                                                                  ------------
Producer Durables 2.6%
Aerospace 0.6%
Alliant Technology Systems Inc.* ........................................          21,300            1,158,720
Boeing Co. ..............................................................          32,000            1,314,240
Ladish Inc.* ............................................................          15,095              132,534
Lockheed Martin Corp. ...................................................           9,300              424,452
United Technologies Corp. ...............................................          10,000              863,000
                                                                                                  ------------
                                                                                                     3,892,946
                                                                                                  ------------
Electrical Equipment & Components 0.2%
Cooper Industries Ltd. ..................................................          10,500              600,390
MKS Instruments Inc.* ...................................................          22,800              547,428
                                                                                                  ------------
                                                                                                     1,147,818
                                                                                                  ------------

Issuer                                                                             Shares             Value
---------------------------------------------------------------------------------------------------------------
Industrial Products 0.6%
American Power Conversion Corp. .........................................         102,600         $  2,360,826
Asyst Technologies Inc.* ................................................          96,100              790,903
ESCO Technologies Inc.* .................................................          18,020              831,082
                                                                                                  ------------
                                                                                                     3,982,811
                                                                                                  ------------
Machinery 0.3%
AGCO Corp.* .............................................................          52,800            1,093,488
Helix Technology Corp. ..................................................          48,200            1,168,850
                                                                                                  ------------
                                                                                                     2,262,338
                                                                                                  ------------
Miscellaneous Equipment 0.4%
Grainger Inc. ...........................................................          20,900            1,003,200
Pentair Inc. ............................................................          26,600            1,569,400
                                                                                                  ------------
                                                                                                     2,572,600
                                                                                                  ------------
Office Furniture & Business Equipment 0.1%
Hon Industries Inc. .....................................................          10,400              386,464
                                                                                                  ------------
Production Technology Equipment 0.4%
August Technology Corp.* ................................................          32,400              486,000
Lam Research Corp. * ....................................................          87,200            2,198,312
Phase Metrics Inc. (acquired 1/23/98
  through 11/15/00, cost
  $651,892)*++@ .........................................................          50,574               14,161
                                                                                                  ------------
                                                                                                     2,698,473
                                                                                                  ------------
Total Producer Durables .......................................................................     16,943,450
                                                                                                  ------------
Technology 7.0%
Communications Technology 1.9%
Anaren Microwave Inc.* ..................................................          48,000              757,440
Avocent Corp.* ..........................................................          11,500              423,085
Cisco Systems Inc.* .....................................................         174,420            4,102,358
Juniper Networks Inc.* ..................................................          46,500            1,209,465
Motorola Inc. ...........................................................          52,700              927,520
NCR Corp.* ..............................................................          33,300            1,467,198
QUALCOMM Inc. ...........................................................          35,000            2,324,700
REMEC Inc.* .............................................................         134,700            1,023,720
                                                                                                  ------------
                                                                                                    12,235,486
                                                                                                  ------------
Computer Software 1.4%
eCollege Inc.* ..........................................................          43,000              897,840
Embarcadero Technologies Inc.* ..........................................          38,700              496,908
Loudeye Corp.*++@ .......................................................         131,000              208,552
Loudeye Technologies Inc.* ..............................................          60,500              111,320
Microsoft Corp. .........................................................         138,820            3,466,335
Quest Software Inc.* ....................................................          31,400              513,390
Red Hat Inc.* ...........................................................          28,900              660,654
SAP AG ADR ..............................................................          54,290            2,134,140
Siebel Systems Inc.* ....................................................          56,700              652,617
                                                                                                  ------------
                                                                                                     9,141,756
                                                                                                  ------------
Computer Technology 0.7%
Carrier Access Corp.* ...................................................          55,800              680,760
Dell Inc.* ..............................................................          23,330              784,355
Epicor Software Corp.* ..................................................          78,600            1,043,022
Hewlett-Packard Co. .....................................................          28,800              657,792
Sandisk Corp.* ..........................................................          22,500              638,325
Sun Microsystems Inc.* ..................................................         210,100              874,016
                                                                                                  ------------
                                                                                                     4,678,270
                                                                                                  ------------
Electronics 0.6%
Aeroflex Inc.* ..........................................................          81,800            1,101,028
Flextronics International Ltd.* .........................................          60,300            1,038,366
Kemet Corp.* ............................................................          49,100              704,094
Raytheon Co. ............................................................          43,100            1,350,754
                                                                                                  ------------
                                                                                                     4,194,242
                                                                                                  ------------

The notes are an integral part of the financial statements.

                                  State Street Research Asset Allocation Fund  9

Issuer                                                                        Shares         Value
----------------------------------------------------------------------------------------------------
Electronics: Semiconductors/Components 2.4%
Cypress Semiconductor Corp.* ............................................   191,700     $  3,924,099
Fairchild Semiconductor
  International Inc.* ...................................................    51,600        1,239,948
Integrated Silicon Solution Inc.* .......................................    54,700          970,378
Intel Corp. .............................................................   138,930        3,778,896
Linear Technology Corp. .................................................    65,400        2,421,108
ON Semiconductor Corp.* .................................................   117,500          885,950
PMC Sierra Inc.* ........................................................    47,300          802,681
Sigmatel Inc.* ..........................................................    38,900          873,305
Texas Instruments Inc. ..................................................    35,400        1,034,388
                                                                                        ------------
                                                                                          15,930,753
                                                                                        ------------
Total Technology ....................................................................     46,180,507
                                                                                        ------------
Utilities 2.2%
Cable Television & Radio 0.2%
Comcast Corp.* ..........................................................    36,400        1,014,832
                                                                                        ------------
Electrical 0.8%
Constellation Energy Group Inc. .........................................    21,600          862,920
Pepco Holdings Inc. .....................................................    49,400        1,009,736
PPL Corp. ...............................................................    72,000        3,283,200
                                                                                        ------------
                                                                                           5,155,856
                                                                                        ------------
Gas Distribution 0.5%
Keyspan Corp. ...........................................................    33,800        1,291,836
Sempra Energy Co. .......................................................    54,500        1,733,100
Western Gas Resources Inc. ..............................................     5,000          254,250
                                                                                        ------------
                                                                                           3,279,186
                                                                                        ------------
Telecommunications 0.7%
Centurytel Inc. .........................................................    32,200          885,178
Nextel Communications Inc. Cl. A* .......................................     3,098           76,613
SBC Communications Inc. .................................................    70,500        1,730,070
Verizon Communications Inc. .............................................    46,400        1,695,456
Western Wireless Corp.* .................................................    17,200          401,964
                                                                                        ------------
                                                                                           4,789,281
                                                                                        ------------
Total Utilities .....................................................................     14,239,155
                                                                                        ------------
Total Equity Securities (Cost $309,699,372) .........................................    364,175,470
                                                                                        ------------

                                   Maturity      Principal
                                     Date         Amount
--------------------------------------------------------------------------------
Fixed Income Securities 40.7%
U.S. Treasury 5.0%
U.S. Treasury Bond, 7.25% ......  5/15/2016   $ 1,425,000       1,839,809
U.S. Treasury Bond, 8.875% .....  2/15/2019     2,075,000       3,075,052
U.S. Treasury Bond, 6.25% ......  8/15/2023     1,825,000       2,169,967
U.S. Treasury Bond, 6.25%**.....  5/15/2030     2,550,000       3,078,628
U.S. Treasury Note, 7.00% ......  7/15/2006     8,250,000       9,228,401
U.S. Treasury Note, 5.625% .....  5/15/2008     1,800,000       2,022,046
U.S. Treasury Note, 6.50% ......  2/15/2010     3,100,000       3,675,196
U.S. Treasury Note, 5.00% ......  8/15/2011       500,000         550,957
U.S. Treasury Note, 4.00% ...... 11/15/2012     6,525,000       6,691,185
U.S. Treasury Note, 4.25% ...... 11/15/2013       875,000         905,112
                                                                ---------
                                                               33,236,353
                                                               ----------
U.S. Agency Mortgage 7.9%
Federal Home Loan Mortgage
  Corp., 8.50% .................  7/01/2009            32              33
Federal Home Loan Mortgage
  Corp., 4.00% .................  3/15/2010       225,000         231,766
Federal Home Loan Mortgage
  Corp., 3.75% .................  3/15/2011       700,000         717,594
Federal Home Loan Mortgage
  Corp., 4.00% .................  7/15/2014       625,000         641,746

                                     Maturity      Principal
                                       Date          Amount            Value
--------------------------------------------------------------------------------
U.S. Agency Mortgage (Continued)
Federal National Mortgage
  Association, 0.54%** ........... 11/25/2012   $  6,872,931      $    270,233
Federal National Mortgage
  Association, 3.50% .............  4/25/2007        750,000           766,875
Federal National Mortgage
  Association, 8.00% .............  4/01/2008         33,067            35,191
Federal National Mortgage
  Association, 8.00% .............  6/01/2008         43,258            46,037
Federal National Mortgage
  Association, 8.50% .............  2/01/2009         42,131            45,165
Federal National Mortgage
  Association, 7.00% .............  8/01/2014        246,538           263,862
Federal National Mortgage
  Association, 7.00% .............  9/01/2014        369,854           395,865
Federal National Mortgage
  Association, 6.00% .............  5/01/2017        559,569           589,785
Federal National Mortgage
  Association, 7.50% ............. 10/01/2025             10                11
Federal National Mortgage
  Association, 7.50% .............  7/01/2029        354,018           380,051
Federal National Mortgage
  Association, 6.50% ............. 12/01/2029        576,320           606,800
Federal National Mortgage
  Association, 7.50% .............  1/01/2031      1,002,603         1,075,052
Federal National Mortgage
  Association, 6.00% .............  4/15/2034      1,700,000         1,769,063
Federal National Mortgage
  Association, 4.50% .............  4/25/2009      1,500,000         1,544,073
Federal National Mortgage
  Association, 6.50% .............  5/01/2029        308,318           324,421
Federal National Mortgage
  Association TBA, 4.00% .........  4/20/2019        775,000           768,946
Federal National Mortgage
  Association TBA, 4.50% .........  4/20/2019      2,550,000         2,581,079
Federal National Mortgage
  Association TBA, 5.00% .........  4/20/2019      4,100,000         4,214,029
Federal National Mortgage
  Association TBA, 5.50% .........  4/20/2019      1,375,000         1,432,148
Federal National Mortgage
  Association TBA, 6.00% .........  4/20/2019      2,550,000         2,683,875
Federal National Mortgage
  Association TBA, 6.50% .........  4/20/2019      1,450,000         1,541,531
Federal National Mortgage
  Association TBA, 5.50% .........  5/18/2019      1,400,000         1,455,563
Federal National Mortgage
  Association TBA, 5.00% .........  4/15/2034      6,850,000         6,879,969
Federal National Mortgage
  Association TBA, 5.50% .........  4/15/2034      4,700,000         4,814,563
Federal National Mortgage
  Association TBA, 6.50% .........  4/15/2034      2,450,000         2,573,264
Federal National Mortgage
  Association TBA, 7.00% .........  4/15/2034      1,175,000         1,246,969
Federal National Mortgage
  Association TBA, 5.50% .........  6/14/2034      3,825,000         3,895,525
Government National Mortgage
  Association, 6.50% .............  2/15/2009         89,427            95,510
Government National Mortgage
  Association, 6.50% .............  6/15/2009         34,306            36,644
Government National Mortgage
  Association, 6.50% .............  7/15/2009        195,012           208,245
Government National Mortgage
  Association, 7.50% ............. 11/15/2010         10,562            11,371

10  The notes are an integral part of the financial statements.

                                   Maturity            Principal
                                     Date               Amount                   Value
-----------------------------------------------------------------------------------------
U.S. Agency Mortgage (Continued)
Government National Mortgage
  Association, 7.50% ............ 12/15/2010        $    104,111             $    112,094
Government National Mortgage
  Association, 7.00% ............  1/15/2025             154,463                  165,770
Government National Mortgage
  Association, 6.50% ............ 11/15/2028             667,321                  705,783
Government National Mortgage
  Association, 7.00% ............ 11/15/2028             298,090                  318,105
Government National Mortgage
  Association, 7.00% ............ 11/15/2028              21,500                   22,952
Government National Mortgage
  Association, 6.00% ............  9/20/2033             492,238                  513,634
Government National Mortgage
  Association, 5.00% ............ 10/20/2033           2,037,308                2,051,691
Government National Mortgage
  Association, 6.00% ............ 10/20/2033             784,017                  820,803
Government National Mortgage
  Association, 6.00% ............ 11/20/2033           1,038,580                1,083,723
Government National Mortgage
  Association, 6.00% ............  2/20/2034             796,179                  830,773
Government National Mortgage
  Association TBA, 5.50% ........  4/22/2034           2,975,000                3,059,603
                                                                             ------------
                                                                               53,827,785
                                                                             ------------
Finance/Mortgage 13.0%
ACE Securities Corp. Note
  1999-LB2 Cl. M2, 2.34% ........  8/25/2030             118,838                  119,047
AIG Sunamerica Global
  Financing Sr. Note, 6.90%+.....  3/15/2032             175,000                  205,825
Allstate Financial Global
  Funding LLC Note, 2.50%+ ......  6/20/2008             325,000                  318,307
AmeriCredit Automobile
  Recreation Trust 2002-D
  A4, 3.40% .....................  4/13/2009             350,000                  358,756
Artesia Mortgage Securities Inc.
  Note 1998-C1, 6.78%+ ..........  6/25/2030             150,000                  167,025
Bank of America Corp. Sub.
  Note, 7.40% ...................  1/15/2011             450,000                  540,148
Bank of America Institutional
  Bond, 8.07%+ .................. 12/31/2026             225,000                  259,902
Bank One Issuance Trust Note
  2002-C3, 3.76% ................  8/15/2008             300,000                  307,663
Bear Stearns Commercial
  Mortgage Securities Inc.
  Note Cl. A1, 6.08% ............  2/15/2035           1,078,346                1,176,327
Bear Stearns Commercial
  Mortgage Securities Inc.
  Note Cl. A1, 5.92% ............ 10/15/2036             248,023                  274,191
Bear Stearns Commercial
  Mortgage Securities Inc.
  Note Cl. A2, 7.08% ............  7/15/2031             250,000                  291,434
Bear Stearns Commerical
  Mortgage Securities Inc.
  Note Cl. A2, 7.32% ............ 10/15/2032             475,000                  565,179
Capital Auto Receivables Trust
  Note, 4.16% ...................  7/16/2007             300,000                  307,684
Caterpillar Financial Asset
  Trust Note 2001-A
  Cl. A3, 4.85% .................  4/25/2007             129,895                  130,830
Centex Home Equity Loan
  Trust Note 2003-B
  Cl. M3, 4.19% .................  6/25/2033             475,000                  501,174

                                   Maturity            Principal
                                     Date               Amount                   Value
------------------------------------------------------------------------------------------
Chase Commercial Mortgage
  Securities Corp. Note
  1998-2 Cl. A2, 6.39% .......... 11/18/2030        $    300,000             $    338,849
Chase Funding NIM Trust
  Note, 5.00%+ ..................  1/27/2035             199,108                  198,869
Chase Funding NIM Trust
  Note, 3.75%+ ..................  3/27/2035             186,800                  186,501
Chase Manhattan Auto Owner
  Trust Note 2001-B Cl. A4,
  3.80% .........................  5/15/2008             125,000                  127,529
Chase Manhattan Auto Owner
  Trust Note 2002-A, 4.17% ......  9/15/2008             726,882                  744,403
Chase Manhattan Auto Owner
  Trust Note 2002-A 3.49% .......  3/15/2006             118,509                  119,225
Chase Manhattan Auto Owner
  Trust Note 2003-B, 2.43% ......  2/16/2010           1,500,000                1,509,818
CIT Group Inc. Note, 4.125%......  2/21/2006             275,000                  285,677
Citibank Credit Card Issuance
  Trust Note 2000
  Cl. C1, 7.45% .................  9/15/2007             150,000                  161,886
Citibank Credit Card Issuance
  Trust Note 2001
  Cl. A8, 4.10% ................. 12/07/2006             275,000                  280,300
Citibank Credit Card Issuance
  Trust Note 2001
  Cl. B2, 1.58% ................. 12/10/2008             500,000                  504,026
Citibank Credit Card Issuance
  Trust Note 2001
  Cl. C3, 6.65% .................  5/15/2008             575,000                  624,312
Citigroup Inc. Sub.
  Note, 7.25% ................... 10/01/2010             800,000                  952,770
Commercial Mortgage
  Acceptance Corp. Note
  1998-C2 Cl. C, 6.49% ..........  9/15/2030             275,000                  309,561
Commercial Mortgage
  Acceptance Corp. Note
  1998-C2 Cl. F, 5.44%+ .........  9/15/2030             950,000                  868,504
Countrywide Asset-Backed
  Securities, Inc. Note 2002-A
  Cl. M2, 2.24% ................. 12/25/2031              75,000                   75,301
Countrywide Asset-Backed
  Securities, Inc. Note 2002-BC1
  Cl. M2, 3.09% .................  9/25/2032             300,000                  309,447
Countrywide Asset-Backed
  Securities, Inc. Note 2003-1
  Cl. B, 4.59% .................. 11/25/2031             250,000                  259,587
Countrywide Asset-Backed
  Securities, Inc. Note 2003-2
  Cl. M2, 2.74% .................  3/26/2033             875,000                  894,577
Countrywide Asset-Backed
  Securities, Inc. Note 2003-3
  Cl. 2A1, 1.21% ................  5/25/2018             130,435                  130,439
Countrywide Asset-Backed
  Securities, Inc. Note 2003-3
  Cl. M6, 3.99% .................  7/25/2032           1,500,000                1,579,645
Countrywide Asset-Backed
  Securities, Inc. Note 2003-4
  Cl. A1, 1.22% ................. 10/25/2019             551,831                  551,951
Countrywide Asset-Backed
  Securities, Inc. Note 2003-4
  Cl. M3, 2.84% .................  6/25/2033             650,000                  662,210

The notes are an integral part of the financial statements.

                                 State Street Research Asset Allocation Fund  11

                                   Maturity           Principal
                                     Date               Amount                   Value
------------------------------------------------------------------------------------------
Finance/Mortgage (Continued)
Countrywide Home Loan Inc.
  Note, 6.21% ...................  9/19/2031        $    685,384             $    689,524
Countrywide Home Loan Inc.
  Note, 4.82% ...................  9/19/2032             114,213                  117,396
Countrywide Home Loan Inc.
  Note, 4.04% ...................  6/25/2033             892,408                  892,799
Countrywide Home Loan Inc.
  Note, 4.66% ...................  2/19/2034             249,042                  252,260
Crestar Capital Trust
  Note, 8.16% ................... 12/15/2026             175,000                  206,235
Delta Airlines Inc. Note,
  MBIA Insured, 6.42% ...........  7/02/2012             200,000                  215,441
Distribution Financial
  Services Note 2001-1
  Cl. A3, 4.74% .................  5/15/2013               9,716                    9,727
Distribution Financial
  Services Note 2001-1
  Cl. A4, 5.67% .................  1/17/2017             150,000                  154,678
DLJ Commercial Mortgage
  Corp. Note 1999-CG1
  Cl. A1B, 6.46% ................  3/10/2032             150,000                  169,837
DLJ Commerical Mortgage
  Corp. Note 1998-CG1
  Cl. A1A, 6.11% ................  6/10/2031             116,239                  118,978
EOP Operating LP
  Note, 6.80% ...................  1/15/2009             775,000                  886,992
ERAC USA Finance Co.
  Note, 8.25%+ ..................  5/01/2005             450,000                  479,538
ERAC USA Finance Co.
  Note, 6.625%+ .................  5/15/2006             225,000                  244,283
ERP Operating LP
  Note, 6.63% ...................  4/13/2005             600,000                  630,180
First National Bank Sub.
  Note, 7.375% ..................  9/15/2006             125,000                  140,953
First Union Capital Bond, 7.94%    1/15/2027             150,000                  175,837
First Union Lehman Brothers,
  Series 1998-C2
  Cl. A1, 6.28% ................. 11/18/2035             136,899                  142,907
Fleet Commercial Loan Note
  2002-1 Cl. C1, 3.22%+ ......... 11/16/2009             750,000                  751,192
Fleet Commercial Loan Note
  2002-1A Cl. B1, 2.02%+ ........ 11/16/2009             475,000                  475,385
Ford Credit Auto Owner Trust
  Note 2002-A Cl. A4, 4.36%        9/15/2006             275,000                  283,391
Ford Credit Auto Owner Trust
  Note 2002-A Cl. B, 4.79% ...... 11/15/2006             525,000                  545,033
Ford Credit Auto Owner Trust
  Note 2003-A Cl. B2, 1.50%        8/15/2007             325,000                  326,930
Ford Credit Auto Owner Trust
  Note 2003-B Cl. C, 4.18% ......  1/15/2008              75,000                   76,335
General Electric Business Loan
  Trust Note, 1.52%+ ............  4/15/2031             355,120                  355,787
General Electric Business Loan
  Trust Note, 2.39%+ ............  4/15/2031             141,986                  141,986
General Electric Business Loan
  Trust Note, 2.09%+ ............ 11/15/2031           1,178,157                1,174,144
General Electric Capital Corp.
  Global Note, 6.75% ............  3/15/2032             150,000                  173,275
General Electric Capital Corp.
  Note, 6.125% ..................  2/22/2011             975,000                1,100,219
General Motors Acceptance
  Corp. Note, 7.25% .............  3/02/2011             650,000                  721,356

                                   Maturity           Principal
                                     Date               Amount                   Value
------------------------------------------------------------------------------------------
General Motors Acceptance
  Corp. Note, 8.00% ............. 11/01/2031        $    400,000             $    442,742
GGP Mall Properties Trust
  Note 2001 Cl. C2, 5.56% ....... 11/15/2011             503,809                  538,242
GGP Mall Properties Trust
  Note 2001 Cl. C3, 2.39%+         2/15/2014             115,600                  116,596
Goldman Sachs Group Inc.
  Note, 6.875% ..................  1/15/2011             625,000                  726,174
Grace Church Card Funding
  plc Note, 2.02% ...............  8/15/2008             750,000                  750,585
Granite Mortgage Trust
  Note, 2.01% ...................  3/20/2044             500,000                  500,000
GSR Mortgage Loan
  Trust Note 2002-9
  Cl. B2, 5.26% ................. 10/25/2032             165,763                  170,340
Hedged Mutual Fund Fee Trust
  Note 2003-1 Cl. 2, 5.22%+ ..... 11/30/2010             158,685                  158,685
HFG HealthCo. LLC Note
  2002-1A Cl. B, 2.42%+ .........  6/05/2007             125,000                  124,460
HFG Healthco. LLC Note
  2002-1A Cl. A, 2.22%+ .........  6/05/2007             200,000                  197,542
Holmes Financing Series
  Note Cl. C, 2.57% .............  7/15/2040             180,000                  180,000
Holmes Financing Series
  Note Cl. M, 1.87% .............  7/15/2040             150,000                  150,000
Holmes Financing Series
  Note Cl. C, 1.73% .............  7/15/2040             250,000                  250,000
Household Finance Corp.
  Note, 6.375% .................. 10/15/2011             225,000                  255,118
Household Finance Corp.
  Note, 6.375% .................. 11/27/2012           1,050,000                1,188,159
IMPAC Commercial Mortgage
  Trust Note 2002-3
  Cl. B1, 3.29% .................  6/25/2032             283,357                  284,972
IMPAC Commercial Mortgage
  Trust Note 2002-4
  Cl. M1, 5.58% ................. 11/25/2032              78,800                   81,505
IMPAC Commercial Mortgage
  Trust Note 2002-5
  Cl. A1, 1.46% .................  7/25/2032             166,620                  167,079
IMPAC Commercial Mortgage
  Trust Note 2002-8
  Cl. A, 1.55% ..................  3/25/2033             102,936                  103,487
IMPAC Commercial Mortgage
  Trust Note 2003-5
  Cl. M1, 1.84% .................  8/25/2033             229,222                  231,012
IMPAC Commerical Mortgage
  Trust Note 2003-7
  Cl. M, 2.74% ..................  8/25/2033             135,812                  138,100
IMPAC Commerical Mortgage
  Trust Note 2004-1
  Cl. M, 2.29% ..................  3/25/2034             295,524                  296,086
IMPAC Commerical Mortgage
  Trust Note 2001-3
  Cl. A1, 1.46% ................. 10/25/2031              63,592                   63,726
iStar Asset Receivables
  Trust Note 2002-1A
  Cl. D, 1.94%+ .................  5/28/2020             225,000                  230,324
J.P. Morgan Capital Trust
  Bond, 7.54% ...................  1/15/2027             175,000                  195,174
J.P. Morgan Chase & Co.
  Note, 6.75% ...................  2/01/2011             575,000                  670,491

12  The notes are an integral part of the financial statements.

                                 Maturity            Principal
                                   Date               Amount                    Value
-----------------------------------------------------------------------------------------
Finance/Mortgage (Continued)
J.P. Morgan Commercial
  Mortgage Finance Corp.
  Note 1999 Cl. A1, 6.18% ...... 10/15/2035        $    130,474             $    141,005
J.P. Morgan Commercial
  Mortgage Finance Corp.
  Note 1997 Cl. C5, 7.24% ......  9/15/2029           1,600,000                1,860,323
J.P. Morgan Commercial
  Mortgage Finance Corp.
  Note 1999 Cl. A2, 6.90%+......  2/15/2032             725,000                  839,829
J.P. Morgan Commercial
  Mortgage Finance Corp.
  Note 1999 Cl. A2, 6.51% ...... 10/15/2035             600,000                  679,103
J.P. Morgan Commercial
  Mortgage Finance Corp.
  Note 1999 Cl. D, 6.90%+.......  2/15/2032             125,000                  145,081
J.P. Morgan Commercial
  Mortgage Finance Corp.
  Note 2003 Cl. D, 2.29%+.......  2/17/2015             126,200                  126,608
J.P. Morgan Commercial
  Mortgage Finance Corp.
  Note 2003 Cl. F, 3.04%+ ......  2/17/2015             126,200                  126,504
John Hancock Global Funding
  Note, 7.90%+ .................  7/02/2010             525,000                  638,630
Knollwood CDO Ltd.
  Note, 4.32%+ .................  1/10/2039             225,000                  225,000
Lehman Brothers Commercial
  Conduit Mortgage
  Trust Note 2001-C7
  Cl. A4, 5.93% ................ 12/15/2025             825,000                  919,795
Lehman Brothers Commercial
  Conduit Mortgage
  Trust Note 1997-LL1
  Cl. A1, 6.79% ................ 10/12/2034             108,584                  109,475
Lehman Brothers Commercial
  Conduit Mortgage Trust
  Note 1998-C4-A1, 6.21%........ 10/15/2035             160,000                  179,177
Lehman Brothers Commercial
  Conduit Mortgage Trust
  Note 2001-WM-A1,
  6.155%+ ......................  7/14/2016             909,691                  997,085
Lehman Brothers Commerical
  Conduit Mortgage Trust
  Note 2001-C7 Cl. A3,
  5.64% ........................ 12/15/2025             887,300                  965,264
Lehman Brothers Holdings Inc.
  Note, 6.25% ..................  5/15/2006             200,000                  217,662
Long Beach Mortgage Loan
  Trust Note, 2.19% ............  2/25/2034             475,000                  472,662
Manufacturers & Traders Trust
  Co. Note, 3.85%++ ............  4/01/2008             225,000                  227,230
Massachusetts Mutual Life
  Insurance Co. Note,
  5.625%+ ......................  5/15/2033             425,000                  428,933
MBNA Corp. Senior Medium
  Term Note, 5.625% ............ 11/30/2007             525,000                  569,686
MBNA Credit Card Master
  Trust Note Series 2001
  Cl. C, 2.31% .................  6/15/2009             475,000                  483,813
MBNA Credit Card Master
  Trust Note Series 2001
  Cl. C3, 6.55% ................ 12/15/2008             350,000                  379,691

                                  Maturity            Principal
                                    Date               Amount                   Value
-----------------------------------------------------------------------------------------
Merrill Lynch & Co. Inc.
  Note, 4.00% .................. 11/15/2007        $    125,000             $    130,093
Merrill Lynch & Co. Inc.
  Note, 3.70% ..................  4/21/2008             175,000                  178,785
Morgan Stanley Capital Inc.
  Note, 4.75% ..................  4/01/2014             750,000                  737,701
Morgan Stanley Capital Inc.
  Note, 7.22%+ .................  7/15/2029             660,614                  737,727
Morgan Stanley Capital Inc.
  Note, 5.91% .................. 11/15/2031             321,218                  343,081
Morgan Stanley Capital Inc.
  Note, 6.21% .................. 11/15/2031             475,000                  532,427
Morgan Stanley Dean Witter
  Inc. 2001 Cl. C, 7.00% .......  2/15/2033             125,000                  145,794
Morgan Stanley Dean Witter
  Inc. 2002 Cl. A1, 5.38% ......  1/15/2039             879,138                  950,124
NationsLink Funding Corp.
  Note 1998 Cl. A2, 6.48% ......  8/20/2030             225,000                  254,253
NationsLink Funding Corp.
  Note 1998 Cl. B, 6.80% .......  8/20/2030             125,000                  142,657
NationsLink Funding Corp.
  Note 1998 Cl. E, 7.12% .......  8/20/2030             975,000                1,085,208
NationsLink Funding Corp.
  Note 1999 Cl. D, 7.50% .......  6/20/2031             175,000                  203,985
Nissan Auto Receivables
  Owners Trust Note, 2.23% .....  3/15/2007           1,250,000                1,261,406
Nomura Asset Securities Corp.
  Note, 6.00%+ .................  3/15/2030           1,000,000                  978,445
Nomura Asset Securities Corp.
  Note, 6.59% ..................  3/15/2030             875,000                  992,714
Northwest Airlines Inc. Note
  2001-1 Cl. G, 8.07% .......... 10/01/2019             290,954                  324,459
Option One Mortgage
  Loan Trust Note 2003-5
  Cl. M4, 3.99% ................  8/25/2033             125,000                  129,127
Option One Mortgage
  Loan Trust Note 2002-6
  Cl. M1, 1.84% ................ 11/25/2032             150,000                  151,267
Option One Mortgage
  Loan Trust Note 2002-6
  Cl. M2, 2.79% ................ 11/25/2032             350,000                  355,741
Option One Mortgage
  Loan Trust Note 2003-1
  Cl. M2, 3.04% ................  2/25/2033             150,000                  153,365
Option One Mortgage
  Loan Trust Note 2003-2
  Cl. M2, 2.79% ................  4/25/2033             150,000                  153,649
Option One Mortgage
  Loan Trust Note 2003-3
  Cl. M2, 2.69% ................  6/25/2033             375,000                  383,051
Option One Mortgage
  Loan Trust Note 2003-4
  Cl. A2, 1.41% ................  4/25/2033             254,885                  255,450
Option One Mortgage
  Loan Trust Note 2003-4
  Cl. M2, 2.74% ................  7/25/2033             350,000                  357,478
PNC Mortgage Acceptance
  Corp. Note 2000
  Cl. A1, 7.05% ................ 10/12/2033             372,071                  413,215
PNC Mortgage Acceptance
  Corp. Note 2002
  Cl. C2, 7.30% ................ 10/12/2033             840,000                  993,971

The notes are an integral part of the financial statements.

                                 State Street Research Asset Allocation Fund  13

                                  Maturity            Principal
                                    Date               Amount                   Value
-----------------------------------------------------------------------------------------
Finance/Mortgage (Continued)
PSE&G Transitions Funding
  LLC Note Cl. A3, 5.98% .......  6/15/2008        $    600,000             $    642,590
PSE&G Transitions Funding
  LLC Note Cl. A2, 5.74% .......  3/15/2007             104,034                  106,800
Residential Asset Security
  Mortgage Corp.
  Note, 1.25% ..................  2/25/2021           1,092,993                1,093,411
Residential Asset Security
  Mortgage Corp.
  Note, 1.24% .................. 10/25/2021              55,699                   55,703
Residential Asset Security
  Mortgage Corp.
  Note, 4.99% ..................  2/25/2027             768,906                  772,445
Residential Asset Security
  Mortgage Corp.
  Note, 1.34% ..................  7/25/2032             262,854                  262,967
Residential Asset Security
  Mortgage Corp.
  Note, 2.84% ..................  1/25/2033             625,000                  636,231
Residential Asset Security
  Mortgage Corp.
  Note, 2.84% ..................  4/25/2033             425,000                  434,073
Residential Asset Security
  Mortgage Corp.
  Note, 5.50% ..................  4/25/2033             425,000                  430,355
Residential Asset Security
  Mortgage Corp.
  Note, 2.44% .................. 12/25/2033           1,000,000                1,008,483
Residential Asset Security
  Mortgage Corp.
  Note, 2.29% ..................  1/25/2034           1,250,000                1,259,430
Residential Asset Security
  Mortgage Corp.
  Note, 2.89% ..................  4/25/2034             400,000                  400,000
Russell Corp. Note, 9.25% ......  5/01/2010           1,000,000                1,062,500
Safeco Capital Trust
  Note, 8.07% ..................  7/15/2037             425,000                  487,892
Salomon Brothers Mortgage
  Trust Note 2001
  Cl. A2, 6.13% ................  2/18/2034             175,000                  190,750
Simon Property Group LP
  Note, 7.375% .................  1/20/2006             400,000                  438,400
Structured Asset Investment
  Loan Trust Note, 1.19% .......  4/25/2033              75,447                   75,440
Structured Asset Investment
  Loan Trust Note, 3.04% .......  4/25/2033             150,000                  152,491
Structured Asset Investment
  Loan Trust Note, 1.22% .......  7/25/2033             843,916                  843,794
Structured Asset Securities
  Corp. Note, 3.14% ............  1/25/2032             750,000                  753,986
Structured Asset Securities
  Corp. Note, 6.73% ............  1/25/2032             101,821                  106,548
Structured Asset Securities
  Corp. Note, 2.19% ............  6/25/2032             575,000                  576,764
Structured Asset Securities
  Corp. Note, 2.24% ............  7/25/2032             525,000                  527,024
Structured Asset Securities
  Corp. Note, 2.29% ............  7/25/2032             250,000                  251,370
Structured Asset Securities
  Corp. Note, 1.30% ............ 11/25/2032              70,218                   70,244
Structured Asset Securities
  Corp. Note, 1.52% ............  1/25/2033             161,219                  161,677

                                  Maturity            Principal
                                    Date               Amount                    Value
-----------------------------------------------------------------------------------------
Structured Asset Securities
  Corp. Note, 5.51% ............  2/25/2033        $    224,182             $    232,639
Structured Asset Securities
  Corp. Note, 3.04% ............  4/25/2033             350,000                  355,438
Union Planters Bank
  Note, 5.125% .................  6/15/2007             150,000                  163,220
Union Planters Bank
  Note, 4.375% ................. 12/01/2010             225,000                  229,860
USA Education Note, 5.625%......  4/10/2007             250,000                  273,483
Vornado Realty Trust Sr.
  Note, 5.625% .................  6/15/2007             650,000                  708,469
Wachovia Bank Commercial
  Mortgage Trust Note, 2.99%      6/15/2035           1,141,163                1,115,284
Wachovia Bank Commerical
  Mortgage Trust
  Note, 1.00%+ .................  3/15/2014             250,000                  250,000
Wachovia Bank Commerical
  Mortgage Trust
  Note, 1.44%+ .................  3/15/2015           1,500,000                1,500,388
Washington Mutual Inc.
  Note, 4.13% ..................  3/25/2033             300,000                  301,959
Washington Mutual Inc.
  Note, 3.93% ..................  4/25/2033             300,000                  304,726
Washington Mutual Inc.
  Note, 3.42% ..................  5/25/2033             850,000                  853,222
Washington Mutual Inc.
  Note, 3.70% ..................  6/25/2033             850,000                  859,106
Washington Mutual Inc.
  Note, 4.25% ..................  8/25/2033             399,259                  392,432
Washington Mutual Inc.
  Note, 3.99% .................. 10/25/2033           1,350,000                1,358,030
Washington Mutual Inc.
  Note, 4.55% ..................  3/25/2034           1,249,000                1,256,511
Wells Fargo Bank N. A. Sub
  Note, 6.45% ..................  2/01/2011             375,000                  431,245
Western Massachusetts
  Electrical Co. Note 2001-1
  Cl. A, 6.53% .................  6/01/2015           1,260,464                1,428,841
Whole Auto Loan Trust Note
  2002-1 Cl. A2, 1.88% .........  6/15/2005              87,137                   87,245
WMC Finance Co.
  Note, 11.75%+ ................ 12/15/2008             500,000                  535,000
                                                                            ------------
                                                                              85,578,271
                                                                            ------------
Foreign 0.1%
Pemex Project Funding Master
  Trust Note, 7.375% ........... 12/15/2014             200,000                  222,500
Petronas Capital Ltd.
  Note, 7.875%+ ................  5/22/2022             200,000                  239,560
                                                                            ------------
                                                                                 462,060
                                                                            ------------
Foreign Government 4.0%
                                                   Canadian Dollar
Canada Government, 3.50% .......  6/01/2005           1,000,000                  775,675
                                                        Euro
Republic of Germany, 5.00% .....  8/19/2005             600,000                  767,051
                                                    Japanese Yen
Japan Government
  Note, 0.10% .................. 10/20/2005         120,000,000                1,152,404
Banque Centrale De Tunisie
  Note, 7.375% .................  4/25/2012             100,000                  116,250
Corporacion Andina
  deFomento Note, 6.875% .......  3/15/2012             125,000                  143,508

14  The notes are an integral part of the financial statements.

                                     Maturity            Principal
                                       Date               Amount                   Value
-------------------------------------------------------------------------------------------
Foreign Government (Continued)
Corporacion Nacional
  DelCobre Note, 5.50%+ ........... 10/15/2013        $    225,000             $    237,068
Export-Import Bank of Korea
  Note, 5.25%+ ....................  2/10/2014             250,000                  258,869
Korea Development Bank
  Note, 3.875% ....................  3/02/2009             150,000                  151,191
Malaysia Government
  Bond, 7.50% .....................  7/15/2011             175,000                  210,368
Petroleos Mexicanos
  Note, 6.50%# ....................  2/01/2005             425,000                  441,575
Republic of Argentina, 1.23%#......  8/03/2012           4,925,000                3,302,213
Republic of Brazil, 8.00% .........  4/15/2014           2,339,679                2,281,187
Republic of Chile, 5.625% .........  7/23/2007             425,000                  461,168
Republic of Ecuador,
  7.00%+# .........................  8/15/2030           3,125,000                2,765,625
Republic of Peru, 5.00% ...........  9/06/2004           1,547,000                1,430,975
Republic of Philippines,
  8.375% ..........................  3/12/2009           1,500,000                1,578,750
Republic of South Africa,
  9.125% ..........................  5/19/2009             425,000                  523,281
Republic of Turkey, 9.50% .........  1/15/2014             800,000                  944,000
Republic of Ukraine, 7.65%+ .......  6/11/2013           1,600,000                1,668,000
Republic of Uruguay, 7.50% ........  3/15/2015           1,700,000                1,466,250
Republic of Venezuela,
  10.75%+ .........................  9/19/2013           1,650,000                1,724,250
Russian Federation, 8.25%+ ........  3/31/2010             925,000                1,049,875
State of Qatar Bond, 9.75%+........  6/15/2030             125,000                  180,000
United Mexican States,
  6.625% ..........................  3/03/2015             325,000                  353,925
United Mexican States, 8.00%.......  9/24/2022             200,000                  231,000
United Mexican States, 8.30%.......  8/15/2031             175,000                  205,625
                                                                               ------------
                                                                                 24,420,083
                                                                               ------------
Corporate 10.4%
AES Corp. Note, 8.75%+ ............  5/15/2013             200,000                  220,000
AES Eastern Energy L.P.
  Note, 9.00% .....................  1/02/2017             536,499                  614,291
Allbritton Communications Co.
  Note, 7.75% ..................... 12/15/2012             500,000                  518,750
American Achievement Corp.
  Note, 8.25%+ ....................  4/01/2012             300,000                  308,250
American Tower Corp.
  Note, 7.25%+ .................... 12/01/2011             750,000                  766,875
ArvinMeritor Inc. Note, 8.75% .....  3/01/2012             250,000                  278,125
Associated Materials Inc.
  Note, 9.75% .....................  4/15/2012             450,000                  501,750
Associated Materials Inc.
  Note, 11.25%+ ...................  3/01/2014             525,000                  318,937
AT&T Broadband Corp.
  Note, 9.455% .................... 11/15/2022             725,000                  983,657
AT&T Wireless Services Inc.
  Sr. Note, 8.75% .................  3/01/2031             225,000                  291,826
Availl Inc. Note, 7.625% ..........  7/01/2011             300,000                  321,000
BAE Systems Holdings Inc.
  Note, 6.66%+ ....................  9/15/2013             795,522                  893,562
Boeing Co. Note, 8.75% ............  8/15/2021             175,000                  232,624
Bombardier Capital Inc.
  Note, 6.125%+ ...................  6/29/2006             300,000                  320,446
Boston Edison Co.
  Note, 4.875% .................... 10/15/2012             250,000                  259,611
British Telecommunications PLC
  Note, 8.875% .................... 12/15/2030             225,000                  300,202

                                     Maturity            Principal
                                       Date               Amount                    Value
--------------------------------------------------------------------------------------------
Corporate (Continued)
Burlington Resources Finance
  Co. Note, 7.20% .................  8/15/2031        $    200,000             $    238,155
BWAY Corp. Note, 10.00% ........... 10/15/2010             500,000                  535,000
California Steel Industries Inc.
  Note, 6.125%+ ...................  3/15/2014             500,000                  503,750
Cargill Inc. Note, 3.625%+ ........  3/04/2009             225,000                  226,457
Cargill Inc. Note, 4.375%+ ........  6/01/2013             225,000                  220,581
Case New Holland Inc. Sr.
  Note, 9.25%+ ....................  8/01/2011             500,000                  565,000
Charter Communication
  Holding LLC Note, 8.625% ........  4/01/2009             150,000                  123,750
Charter Communication
  Holding LLC Note, 10.25%+ .......  9/15/2010             300,000                  309,000
Chumash Casino & Resort
  Enterprise Sr. Note, 9.00% ......  7/15/2010             700,000                  773,500
Cinemark Inc. Note, 1.00%+.........  3/15/2014             475,000                  296,875
Comcast Corp. Note, 7.05% .........  3/15/2033             300,000                  333,348
Concentra Operating Corp.
  Note, 9.50% .....................  8/15/2010             375,000                  416,250
Continental Airlines Inc.
  Note, 7.37% ..................... 12/15/2015             192,779                  169,246
Continental Airlines Inc.
  Note, 7.875% ....................  7/02/2018             500,000                  497,970
Continental Airlines Inc.
  Note, 6.70% ..................... 12/15/2022             718,351                  707,036
Cox Communications Inc.
  Note, 3.875% .................... 10/01/2008             125,000                  126,775
Cox Communications Inc.
  Note, 4.625% ....................  6/01/2013             250,000                  244,061
Crown Castle International
  Corp. Note, 7.50% ............... 12/01/2013             600,000                  589,500
CSC Holdings Inc.
  Note, 7.625% ....................  4/01/2011             600,000                  633,000
CSK Auto Corp. Note, 7.00%+........  1/15/2014             500,000                  502,500
DaimlerChrysler Corp.
  Note, 8.50% .....................  1/18/2031             350,000                  430,428
Deutsche Telekom AG Global
  Note, 9.25% .....................  6/01/2032             275,000                  390,471
Dex Media Inc. Note, 0.00%+........ 11/15/2013             600,000                  384,000
Dimon Inc. Note, 7.75% ............  6/01/2013             675,000                  671,625
DTE Energy Co. Note, 6.45% ........  6/01/2006             350,000                  378,100
Dynegy Holdings Inc.
  Note, 6.875% ....................  4/01/2011             600,000                  522,000
Eagle Picher Inc. Note, 9.75%......  9/01/2013             500,000                  547,500
Earle M. Jorgensen Co.
  Note, 9.75% .....................  6/01/2012             750,000                  843,750
Eircom Funding Inc.
  Note, 8.25% .....................  8/15/2013             600,000                  669,000
El Paso Production Holding
  Co. Note, 7.75% .................  6/01/2013             250,000                  231,875
Encore Acquisition Co.
  Note, 6.25%+ ....................  4/15/2014             150,000                  150,000
Energy Partners Ltd.
  Note, 8.75% .....................  8/01/2010             600,000                  642,000
Entergy Gulf States Inc.
  Note, 3.60% .....................  6/01/2008             300,000                  299,304
Evergreen Resources Inc.
  Note, 5.875%+ ...................  3/15/2012              75,000                   75,750
EXCO Resources Inc.
  Note, 7.25%+ ....................  1/15/2011             600,000                  619,500
Federated Department Stores
  Inc. Note, 8.50% ................  6/01/2010             325,000                  401,565

The notes are an integral part of the financial statements.

                                 State Street Research Asset Allocation Fund  15

                                    Maturity            Principal
                                      Date               Amount                    Value
-------------------------------------------------------------------------------------------
Corporate (Continued)
FFCA Secured Lending Corp.
  Note, 6.94% ....................  9/18/2025        $    100,000             $    104,127
Ford Motor Co. Note, 7.45% .......  7/16/2031             475,000                  474,370
Ford Motor Credit Co.
  Note, 7.375% ................... 10/28/2009           1,325,000                1,454,378
Friendly Ice Cream Corp.
  Note, 8.375%+ ..................  6/15/2012             150,000                  154,500
General Electric Co.
  Note, 5.00% ....................  2/01/2013             750,000                  785,308
General Motors Corp.
  Note, 8.25% ....................  7/15/2023             500,000                  558,103
Georgia Power Co.
  Note, 4.875% ...................  7/15/2007             525,000                  561,336
Grief Brothers Corp.
  Note, 8.875% ...................  8/01/2012             650,000                  708,500
Halliburton Co. Note, 5.50%+...... 10/15/2010             275,000                  291,263
Hanover Compressor Co.
  Note, 8.625% ................... 12/15/2010             200,000                  215,000
Hanover Equipment Trust
  Note, 0.00% ....................  3/31/2007             750,000                  577,500
Hewlett Packard Co.
  Note, 3.625% ...................  3/15/2008             475,000                  485,504
Hexcel Corp. Note, 9.875% ........ 10/01/2008             500,000                  556,250
Hines Nurseries Inc.
  Note, 10.25% ................... 10/01/2011             250,000                  277,500
Host Marriott LP Note, 7.125%..... 11/01/2013             450,000                  466,875
Huntsman ICI Chemicals LLC
  Note, 10.125% ..................  7/01/2009             750,000                  763,125
Hutchison Whampoa Inc.
  Note, 6.25%+ ...................  1/24/2014             325,000                  337,187
IASIS Healthcare Corp. Sr.
  Sub. Note, 8.50% ............... 10/15/2009             400,000                  428,000
Indiana Michigan Power Co.
  Note, 6.125% ................... 12/15/2006             325,000                  354,510
Insight Midwest Note, 9.75% ...... 10/01/2009             325,000                  338,813
InterLine Brands Inc.
  Note, 11.50% ...................  5/15/2011             400,000                  432,000
International Lease Finance
  Corp. Note, 5.75% ..............  2/15/2007             525,000                  573,402
International Paper Co.
  Note, 6.75% ....................  9/01/2011             775,000                  881,314
IPSCO Inc. Note, 8.75% ...........  6/01/2013             750,000                  853,125
ISP Chemco Inc.
  Note, 10.25% ...................  7/01/2011             725,000                  821,062
Ispat Inland ULC Note, 9.75%+.....  4/01/2014             300,000                  312,000
John Q. Hammons
  Note, 8.875% ...................  5/15/2012             600,000                  667,500
Jostens Inc. Note, 10.25%+ ....... 12/01/2013             500,000                  327,500
Joy Global Inc. Sr. Sub.
  Note, 8.75% ....................  3/15/2012             600,000                  675,000
Kern River Funding Corp.
  Note, 4.89%+ ...................  4/30/2018             265,046                  270,755
Kroger Co. Sr. Sub.
  Note, 7.80% ....................  8/15/2007             775,000                  894,752
Loral Corp. Note, 7.00% ..........  9/15/2023             150,000                  171,389
Lyondell Chemical Co. Sr.
  Note, 10.50% ...................  6/01/2013             500,000                  527,500
Mail-Well Corp.
  Note, 7.875%+ .................. 12/01/2013             475,000                  448,875
Massey Energy Co.
  Note, 6.63% .................... 11/15/2010             400,000                  407,000

                                    Maturity            Principal
                                      Date               Amount                   Value
-------------------------------------------------------------------------------------------
Merisant Co. Sr. Sub.
  Note, 9.50%+ ...................  7/15/2013        $    400,000             $    394,000
Millar Western Forest Products
  Ltd. Note, 7.75%+ .............. 11/15/2013             200,000                  212,500
Nalco Co. Note, 8.875%+ .......... 11/15/2013             400,000                  417,000
Nash Finch Co. Note, 8.50%........  5/01/2008             500,000                  492,500
Newark Group Inc.
  Note, 9.75%+ ...................  3/15/2014             300,000                  295,500
Newmont Mining Corp.
  Note, 8.63% ....................  5/15/2011             250,000                  314,138
News America Inc. Sr.
  Note, 6.625% ...................  1/09/2008             450,000                  505,895
Nextel Communications Inc.
  Sr. Note, 7.375% ...............  8/01/2015             550,000                  595,375
Nortek Holdings Inc.
  Note, 1.00%+ ...................  5/15/2011             575,000                  437,000
NRG Energy Inc. Note, 8.00%+ ..... 12/15/2013             575,000                  593,688
O'Charley's Inc. Note, 9.00%+..... 11/01/2013             500,000                  522,500
OMI Corp. Note, 7.63% ............ 12/01/2013             750,000                  778,125
Perry Ellis International Inc.
  Note, 8.875% ...................  9/15/2013             750,000                  780,000
Phillips Van Heusen Corp.
  Note, 7.25%+ ...................  2/15/2011             375,000                  388,125
Ply Gem Industries Inc.
  Note, 9.00%+ ...................  2/15/2012             300,000                  301,500
Prime Succession Holdings Inc.
  Sr. Sub. Note (acquired
  10/07/98 through
  11/10/98, cost $54,231)
  14.25%++@ ......................  8/29/2009              11,259                        1
Progress Energy Inc. Sr.
  Note, 7.10% ....................  3/01/2011             300,000                  347,017
Pulte Homes Inc. Note, 6.38%......  5/15/2033             250,000                  249,158
Qwest Capital Funding Inc.
  Note, 7.25% ....................  2/15/2011             300,000                  258,000
Qwest Communications
  International Inc.
  Note, 7.25%+ ...................  2/15/2011             300,000                  285,750
Reliant Resources Inc.
  Note, 9.25% ....................  7/15/2010             250,000                  271,250
Rite Aid Corp. Note, 8.13% .......  5/01/2010             750,000                  802,500
Rogers Wireless Inc.
  Note, 9.625% ...................  5/01/2011             550,000                  673,062
Sealy Mattress Co.
  Note, 8.25%+ ...................  6/15/2014             450,000                  450,000
Sinclair Broadcast Group Inc.
  Sr. Sub. Note, 8.75% ........... 12/15/2011             600,000                  664,500
Solo Cup Co. Note, 8.50%+ ........  2/15/2014             175,000                  181,344
Sprint Capital Corp.
  Note, 8.75% ....................  3/15/2032             325,000                  410,767
Standard Commercial Corp.
  Note, 8.00%+ ...................  4/15/2012             275,000                  285,313
Stena AB Note, 9.625% ............ 12/01/2012             400,000                  454,000
Stena AB Note, 7.50% ............. 11/01/2013             100,000                  104,500
TD Funding Corp. Note, 8.38%        7/15/2011             300,000                  318,000
Technical Olympic USA Inc.
  Note, 9.00% ....................  7/01/2010             750,000                  815,625
Tekni-Plex Inc. Sr. Sub.
  Note, 12.75% ...................  6/15/2010             300,000                  314,250
Tekni-Plex Inc. Note, 8.75%+ ..... 11/15/2013             500,000                  497,500
Telecom De Puerto Rico Senior
  Note, 6.65% ....................  5/15/2006             450,000                  487,535

16  The notes are an integral part of the financial statements.

                                    Maturity      Principal
                                      Date          Amount            Value
--------------------------------------------------------------------------------
Corporate (Continued)
YvkTelecom Italia SPA
  Note, 5.25%+ .................. 11/15/2013   $    350,000      $    360,933
Telefonos De Mexico SA
  Note, 4.50%+ .................. 11/19/2008        150,000           153,015
Tenet Healthcare Corp.
  Note, 6.38% ................... 12/01/2011        300,000           259,500
Terex Corp. Sr. Sub.
  Note, 9.25% ...................  7/15/2011        425,000           476,000
Thomson Corp. Sr.
  Note, 5.75% ...................  2/01/2008        250,000           274,347
Time Warner Entertainment
  Co. Note, 8.375% ..............  3/15/2023        300,000           374,183
Time Warner Inc. Note, 9.15%       2/01/2023        400,000           524,746
TriMas Corp. Note, 9.875% .......  6/15/2012      1,225,000         1,335,250
Trinity Industries Inc.
  Note, 6.50%+ ..................  3/15/2014        450,000           450,000
TRW Automotive Inc.
  Note, 9.38% ...................  2/15/2013        758,000           871,700
U.S. Concrete Inc.
  Note, 8.375%+ .................  4/01/2014        150,000           153,000
UAP Holding Corp.
  Note, 0.00%+ ..................  7/15/2012        500,000           335,000
United Agri Products Inc.
  Note, 8.25%+ .................. 12/15/2011        600,000           629,250
United Auto Group Inc.
  Note, 9.625% ..................  3/15/2012        575,000           641,125
United Components Inc.
  Note, 9.375% ..................  6/15/2013        500,000           540,000
United Rentals Inc.
  Note, 6.50%+ ..................  2/15/2012        250,000           248,750
United States Steel Corp.
  Note, 9.75% ...................  5/15/2010        631,000           719,340
UnitedHealth Group Inc.
  Note, 7.50% ................... 11/15/2005        175,000           190,558
Verizon Global Funding Corp.
  Note, 7.75% ................... 12/01/2030        525,000           637,761
Videotron Ltee Note, 6.875% .....  1/15/2014        250,000           261,250
Vitro SA Note, 11.75%+ .......... 11/01/2013        500,000           475,000
Warnaco Inc. Note, 8.875% .......  6/15/2013        850,000           915,875
Western Wireless Corp.
  Note, 9.25% ...................  7/15/2013        775,000           796,312
Westport Resources Corp.
  Note, 8.25% ................... 11/01/2011        325,000           361,563
Weyerhaeuser Co.
  Note, 7.375% ..................  3/15/2032        275,000           315,637
Williams Scotsman
  Inc. 9.875% ...................  6/01/2007        600,000           600,000
Young Broadcasting Inc.
  Note, 8.75%+ ..................  1/15/2014        500,000           515,000
                                                                 ------------
                                                                   68,866,862
                                                                 ------------
Total Fixed Income Securities (Cost $260,091,420) ............    266,391,414
                                                                 ------------



Issuer                                              Shares           Value
-------------------------------------------------------------------------------
Short-Term Investments 11.1%
State Street Navigator Securities Lending
  Prime Portfolio ..............................   73,332,702     $ 73,332,702
                                                                  ------------
Total Short-Term Investments (Cost $73,332,702) ...............     73,332,702
                                                                  ------------

                                                     Principal
                                                       Amount
--------------------------------------------------------------------------------
Commercial Paper 10.0%
American Express Credit
  Corp., 0.97% ..................... 4/02/2004   $    2,710,000       2,709,927
American Express Credit
  Corp., 0.97% ..................... 4/06/2004        4,086,000       4,085,449
American Express Credit
  Corp., 1.00% ..................... 4/15/2004        9,445,000       9,441,327
Caterpillar Financial Services
  NV, 1.00% ........................ 4/20/2004        3,296,000       3,294,260
Citicorp. 1.02% .................... 4/12/2004       12,364,000      12,360,147
E.I. du Pont de Nemours &
  Co., 1.00% ....................... 4/08/2004       10,000,000       9,998,056
General Electric Capital
  Corp., 1.03% ..................... 4/08/2004        2,955,000       2,954,408
General Electric Capital
  Corp., 1.00% ..................... 4/22/2004        6,000,000       5,996,500
General Electric Capital
  Corp., 1.02% ..................... 5/18/2004        2,004,000       2,001,332
Morgan Stanley & Co., 1.02%          4/01/2004        8,206,000       8,206,000
U.S. Treasury Bill 0.93%** ......... 6/10/2004        5,000,000       4,990,958
                                                                     ----------
Total Commercial Paper (Cost $66,038,364) ........................   66,038,364
                                                                     ----------

                                                        % of
                                                      Net Assets
--------------------------------------------------------------------------------
Summary of Portfolio Assets
Investments (Cost $709,033,780)..................       117.1%      769,937,950
Cash and Other Assets, Less Liabilities .........       (17.1%)    (110,563,631)
                                                        -----      ------------
Net Assets ......................................       100.0%     $659,374,319
                                                        =====      ============

Federal Income Tax Information
At March 31, 2004, the net unrealized appreciation
  of investments based on cost for federal income tax
  purposes of $712,114,509 was as follows:
Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value
  over tax cost                                                     $64,133,087
Aggregate gross unrealized depreciation for all
  investments in which there is an excess of tax cost
  over value                                                         (6,309,646)
                                                                    -----------
                                                                    $57,823,441
                                                                    ===========

The notes are an integral part of the financial statements.

                                 State Street Research Asset Allocation Fund  17

*    Non-income-producing securities.
** A portion of these securities was pledged and segregated with the custodian to cover margin requirements for futures contracts at March 31, 2004.
@ Security valued under consistently applied procedures established by the Trustees.
++ Security restricted as to public resale. The total cost and market value of restricted securities owned at March 31, 2004, were $6,592,328 and $6,545,146 (0.99% of net assets), respectively.
+ Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at March 31, 2004, were $38,852,019 and $39,712,563
     (6.02% of net assets), respectively.
TBA Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement. Although the unit price has been established, the principal value has not been finalized.
# Interest rates on this floating-rate bond will reset annually or biannually based on the six-months London Interbank Offered Rate (LIBOR) plus 0.8125%.

Futures contracts open at March 31, 2004 are as follows:

                                                                                                    Unrealized
                                     Number of        Notional                     Expiration      Appreciation
Type                                 Contracts         Amount         Currency        Month       (Depreciation)
----------------------------------------------------------------------------------------------------------------
DJ Euro Stoxx 50 Index Long             874           24,017,520         EUR       June 2004       $   32,285
Topix Index Long                        302        3,562,090,000         JPY       June 2004        1,893,552
2-Year US Treasury Notes Long            18            3,873,094         USD       June 2004           19,086
5-Year US Treasury Notes Short         (106)         (12,037,625)        USD       June 2004         (170,216)
10-Year US Treasury Notes Short         (11)          (1,269,469)        USD       June 2004           (8,958)
30-Year US Treasury Bond Short           (5)            (570,313)        USD       June 2004          (10,911)
                                                                                                   ----------
                                                                                                   $1,754,838
                                                                                                   ==========

Forward currency exchange contracts outstanding at March 31, 2004 are as follows:

                                                                                         Unrealized
                                                                        Contract        Appreciation      Delivery
Transaction                                       Total Value             Price         (Depreciation)       Date
-------------------------------------------------------------------------------------------------------------------
Buy Swiss Franc, Sell U.S. dollars            5,550,000    CHF         1.27240  CHF      $   22,158       05/12/04
Buy Euro, Sell U.S. dollars                  15,200,000    EUR         0.80749  EUR        (159,975)      05/12/04
Buy Pound Sterling, Sell U.S. dollars         8,000,000    GBP         0.54741  GBP          54,494       05/12/04
Buy Yen, Sell U.S. dollars                2,490,000,000    JPY       110.92000  JPY       1,483,295       05/12/04
                                                                                         ----------
                                                                                         $1,399,972
                                                                                         ==========

Options open at March 31, 2004 are as follows:

                                        Number of                      Expiration
Type                                    Contracts        Premium         Month           Value
--------------------------------------------------------------------------------------------------
10-Year U.S. Treasury Futures Call     (207)           $ (264,236)     May 2004       $ (320,204)
10-Year U.S. Treasury Futures Put      (207)             (287,400)     May 2004         (236,108)
                                                       ----------                     ----------
                                                       $ (551,636)                    $ (556,312)
                                                       ==========                     ==========

18  The notes are an integral part of the financial statements.

FINANCIAL
       Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
March 31, 2004

Assets
Investments, at value (Cost $709,033,780) (Note 1) ...........   $769,937,950
Cash .........................................................        799,688
Receivable for securities sold ...............................     15,742,391
Interest and dividends receivable ............................      3,058,652
Receivable for open forward contracts ........................      1,559,947
Receivable for fund shares sold ..............................      1,211,124
Receivable for variation margin ..............................         20,195
Other assets .................................................          7,131
                                                                 ------------
                                                                  792,337,078
                                                                 ------------
Liabilities
Payable for collateral received on securities loaned .........     73,332,702
Payable for securities purchased .............................     56,794,977
Payable for fund shares redeemed .............................        567,074
Options written at fair value (premium $551,636)..............        556,312
Accrued transfer agent and shareholder services ..............        434,338
Accrued management fee .......................................        406,537
Accrued distribution and service fees ........................        233,832
Payable for open forward contracts ...........................        159,975
Dividends payable ............................................        158,808
Accrued trustees' fees .......................................          9,166
Accrued administration fee ...................................          5,777
Payable for foreign tax withheld .............................          3,911
Other accrued expenses .......................................        299,350
                                                                 ------------
                                                                  132,962,759
                                                                 ------------
Net Assets ...................................................   $659,374,319
                                                                 ============
Net Assets consist of:
Undistributed net investment Income ..........................   $  4,682,594
Unrealized appreciation of investments .......................     60,904,170
Unrealized appreciation of futures contracts and options            1,750,162
Unrealized appreciation of forward contracts .................      1,399,972
Accumulated net realized gain ................................      4,482,737
Paid-in capital ..............................................    586,154,684
                                                                 ------------
                                                                 $659,374,319
                                                                 ============

                   Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.


  Class       Net Assets      [divided by]     Number of Shares     =       NAV
  A        $357,099,511                       33,326,748                  $10.72*
  B(1)     $133,083,247                       12,482,001                  $10.66**
  B        $104,939,875                       9,735,240                   $10.78**
  C        $ 42,262,311                       3,942,467                   $10.72**
  S        $ 21,989,375                       2,051,058                   $10.72

* Maximum offering price per share = $11.37 ($10.72 [divided by] 0.9425) ** When you sell Class B(1), Class B or Class C shares, you receive the net asset value minus deferred sales charge, if any.

Statement of Operations
--------------------------------------------------------------------------------
For the year ended March 31, 2004


Investment Income
Interest (Note 1) ............................................    $ 12,691,159
Dividends, net of foreign taxes of 34,449 (Note 1) ...........       3,653,548
                                                                  ------------
                                                                    16,344,707
                                                                  ------------
Expenses
Management fee (Note 2) ......................................       4,250,653
Transfer agent and shareholder services (Note 2) .............       1,635,024
Distribution and service fees - Class A (Note 4) .............         912,649
Distribution and service fees - Class B(1) (Note 4) ..........       1,044,063
Distribution and service fees - Class C (Note 4) .............         281,786
Custodian fee ................................................         297,244
Administration fee (Note 2) ..................................          91,363
Registration fees ............................................          70,638
Audit fee ....................................................          43,920
Trustees' fees (Note 2) ......................................          34,381
Reports to shareholders ......................................          31,999
Legal fees ...................................................          21,027
Miscellaneous ................................................          41,452
                                                                  ------------
                                                                     8,756,199
Fees paid indirectly (Note 2) ................................         (13,712)
                                                                  ------------
                                                                     8,742,487
                                                                  ------------
                                                                     7,602,220
Reimbursement of distribution fees (Note 4) ..................         913,939
                                                                  ------------
Net investment income ........................................       8,516,159
                                                                  ------------
Realized and Unrealized Gain on
Investments, Foreign Currency, Forward
Contracts, Futures Contracts and Options
Net realized gain on investments (Notes 1 and 3) .............      69,639,801
Net realized gain on foreign currency and
  forward contracts (Note 1) .................................       2,718,953
Net realized gain on futures contracts and
  options (Note 1) ...........................................      16,303,324
                                                                  ------------
    Total net realized gain ..................................      88,662,078
                                                                  ------------
Change in unrealized appreciation of investments .............      59,825,383
Change in unrealized appreciation of foreign currency
  and forward contracts ......................................       1,399,093
Change in unrealized appreciation of
  futures contracts and options ..............................         (36,831)
                                                                  ------------
    Total change in unrealized appreciation ..................      61,187,645
                                                                  ------------
Net gain on investments, foreign currency, forward
  contracts and futures contracts and options ................     149,849,723
                                                                  ------------
Net increase in net assets resulting from operations .........    $158,365,882
                                                                  ============

The notes are an integral part of the financial statements.

                                 State Street Research Asset Allocation Fund  19

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                               Years ended March 31
                                            ----------------------------
                                                 2004            2003*
                                            ----------------------------
Increase (Decrease) In Net Assets
Operations:
Net investment income ..................    $  8,516,159    $ 10,660,222
Net realized gain (loss)
  on investments, foreign
  currency, forward contracts,
  future contracts and options .........      88,662,078     (73,727,227)
Change in unrealized
  appreciation (depreciation)
  of investments, foreign
  currency, forward contracts,
  and futures contracts and
  options ..............................      61,187,645     (53,715,304)
                                            ------------    ------------
Net increase (decrease) in net
  assets resulting from operations           158,365,882    (116,782,309)
                                            ------------    ------------
Dividends from net investment
  income:
  Class A ..............................      (4,754,062)     (6,789,088)
  Class B(1) ...........................        (865,650)     (1,337,209)
  Class B ..............................      (2,034,133)     (4,016,663)
  Class C ..............................        (237,660)       (300,754)
  Class S ..............................        (378,790)       (588,253)
                                            ------------    ------------
                                              (8,270,295)    (13,031,967)
                                            ------------    ------------
Distributions from capital gains:
  Class A ..............................              --      (1,432,538)
  Class B(1) ...........................              --        (373,621)
  Class B ..............................              --        (918,885)
  Class C ..............................              --         (61,275)
  Class S ..............................              --        (117,436)
                                            ------------    ------------
                                                      --      (2,903,755)
                                            ------------    ------------
Net increase (decrease) from fund
  share transactions (Note 6) ..........      30,609,858     (63,585,266)
                                            ------------    ------------
Total increase (decrease) in
  net assets ...........................     180,705,445    (196,303,297)
Net Assets
Beginning of year ......................     478,668,874     674,972,171
                                            ------------    ------------
End of year (including
  undistributed net investment
  income of $4,682,594 and
  $563,297 respectively) ...............    $659,374,319    $478,668,874
                                            ============    ============

*Audited by other auditors

Notes to Financial Statements
--------------------------------------------------------------------------------
March 31, 2004

Note 1
State Street Research Asset Allocation Fund is a series of State Street Research Income Trust (the "Trust"), which is organized as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The investment objective of the fund is to seek a high total return while attempting to limit investment risk and preserve capital. To achieve its investment objective, the fund intends to allocate assets among selected investments in the following sectors: Fixed Income Securities, Equity Securities and Cash. Total return may include current income as well as capital appreciation. The fund's investment manager believes that the timely re-allocation of assets can enhance performance and reduce portfolio volatility.

The fund offers five classes of shares. Class A shares are subject to an initial sales charge of up to 5.75% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B(1) shares pay annual service and distribution fees of 1.00% and automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) shares are subject to a contingent deferred sales charge on certain redemptions made within six years of purchase. Class B shares are offered only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds. Currently, the annual service and distribution fees paid by Class B shares have been voluntarily reduced to 0.00%. Class B shares automatically convert into Class A shares at the end of eight years. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase, and also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an investment management subsidiary of MetLife, Inc. ("MetLife"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees. The fund's expenses are borne prorata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the fund in preparing its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuation
Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system are valued at closing prices supplied through such system. If not quoted on the Nasdaq system, such securities are valued at prices obtained from independent brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustees. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of these securities, then they are valued at their fair value taking this trading or these events into account.

20  The notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
B. Forward Contracts and Foreign Currencies

The fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

C. Security Transactions
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

D. Net Investment Income
Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. All discounts/premiums are accreted/amortized. Certain fixed income and equity securities held by the fund pay interest or dividends in the form of additional securities (payment-in-kind securities). Interest income on payment-in-kind fixed income securities is recorded using the effective-interest method. The fund is charged for expenses directly attributable to it, while indirect expenses are allocated between both funds in the Trust.

E. Dividends
Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The fund has designated $8,270,295 as ordinary income dividends and $0 as long-term capital gains distributions.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The difference is primarily due to differing treatments for wash sale deferrals.

The fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099 for the calendar year 2004.

F. Federal Income Taxes
No provision for federal income taxes is necessary because the fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 2002, through March 31, 2003, the fund incurred net capital losses of $23,618,297 and has deferred and treated such losses as arising in the fiscal year ended March 31, 2004.

To the extent book/tax differences are permanent in nature, such amounts are reclassified within the capital accounts based on federal tax basis treatment. The fund reclassified for book purposes amounts arising from permanent book/tax differences primarily relating to premium amortization, foreign currency reclasses and gains/losses on paydowns. At March 31, 2004, the components of distributable earnings on a tax basis differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences largely arising from wash sales, premium amortization and mark to market adjustments. At March 31, 2004, the tax basis distributable earnings were $6,369,868 in undistributed ordinary income and $7,259,714 in undistributed long-term gains.

G. Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

H. Securities Lending
The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the fund will bear the loss. At March 31, 2004, the value of the securities loaned and the value of collateral were $71,783,324 and $73,332,702 (consisting entirely of cash collateral invested in State Street Navigator Securities Lending Prime Portfolio), respectively. During the year ended March 31, 2004, income from securities lending amounted to $80,851 and is included in interest income.

I. Futures
The fund may enter into futures contracts as a hedge against unfavorable market conditions and to enhance income. The fund will not purchase any futures contract if, after such purchase, more than one-third of net assets would be represented by long future contracts. The fund will limit its risks by entering into a futures position only if it appears to be a liquid investment.

Upon entering into a futures contract, the fund deposits with the selling broker sufficient cash or U.S. government securities to meet the minimum "initial margin" requirements. Thereafter, the fund receives from or pays to the broker cash or U.S. government securities equal to the daily fluctuation in value of the contract ("variation margin"), which is recorded as unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it has opened and the value at the time it was closed.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise in changes from the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.


                                 State Street Research Asset Allocation Fund  21

J. Options
The Fund may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the fund's exposure to the underlying instrument and writing calls or buying puts tends to decrease the fund's exposure to the underlying instrument, or hedge other fund investments.

For options purchased to hedge the fund's investments, the potential risk to the fund is that the change in value of options contracts may correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counter party is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the fund, the maximum loss is not limited to the premium initially received for the option.

Note 2
The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the first $500 million of net assets annually, 0.70% of the next $500 million, and 0.65% of any amount over $1 billion. In consideration of these fees, the Adviser furnishes the fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended March 31, 2004, the fees pursuant to such agreement amounted to $4,250,653.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), provides certain shareholder services to the fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the fund. In addition, MetLife receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, such as employee benefit plans, through or under which shares of the fund may be purchased. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs. During the year ended March 31, 2004, the amount of such expenses allocated to the fund was $486,398.

The fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the year ended March 31, 2004, the fund's transfer agent fees were reduced by $13,712 under these arrangements.

The fees of the Trustees not currently affiliated with the Adviser amounted to $34,381 during the year ended March 31, 2004.

The fund has agreed to pay the Adviser for certain administrative costs incurred in providing other assistance and services to the fund. The fee was based on a fixed amount that has been allocated equally among the State Street Research funds. During the year ended March 31, 2004, the amount of such expenses was $91,363.

Note 3
For the year ended March 31, 2004, purchases and sales of securities, exclusive of short-term obligations, aggregated $1,247,963,017, and $1,175,355,094, respectively.

Note 4
The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plans, the fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class B and Class C shares. In addition, the fund pays annual distribution fees of 0.05% of average daily net assets for Class A shares and 0.75% of average daily net assets for Class B(1), Class B and Class C shares. Currently, the annual service and distribution fees paid by Class B shares have been voluntarily waived to 0.00%. The fund expects this waiver to continue, although there is no guarantee that it will. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For Class A, Class B and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the plan, and any unused payments are returnable to the fund. For Class B(1), the payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund. During the year ended March 31, 2004, the Distributor reimbursed a total of $913,939 to Class B shares of the fund reflecting the estimated excess of payments received over costs incurred under the plan. This amount is shown as "Reimbursement of distribution fees" in the Statement of Operations. For the year ended March 31, 2004, fees pursuant to such plans amounted to $912,649, $1,044,063, and $281,786 for Class A, Class B(1) and Class C shares, respectively. As of March 31, 2004, there were $3,041,677 and $1,993,750 for Class A and Class C shares, respectively, of unreimbursed distribution and shareholder servicing related expenses to be carried forward to future plan years.

The fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of MetLife, earned initial sales charges aggregating $798,708 and $3,832,949, respectively, on sales of Class A shares of the fund during the year ended March 31, 2004, and that MetLife Securities, Inc. earned commissions aggregating $4,417,603 and $78,969 on sales of Class B(1) and Class C shares, respectively, and the Distributor collected contingent deferred sales charges aggregating $268,859, $15,762 and $3,002 on redemptions of Class B(1), Class B and Class C shares, respectively, during the same period.

Note 5
PricewaterhouseCoopers LLP resigned as the fund's independent accountants as of April 25, 2003. The Trustees voted to appoint Deloitte & Touche LLP as the fund's independent accountants for the fund's fiscal year ended March 31, 2004. During the previous two years, PricewaterhouseCoopers LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope or accounting principle. Further, in connection with its audits for the two previous fiscal years and through April 25, 2003, there were no disagreements between the fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.

Note 6
The Trustees have the authority to issue an unlimited number of shares of beneficial interest at $0.001 par value per share. These transactions break down by share class as follows:

                                                                Years ended March 31
                                        -------------------------------------------------------------------
                                                    2004                                 2003*
                                        -------------------------------------------------------------------
Class A                                    Shares           Amount             Shares            Amount
------------------------------------------------------------------------------------------------------------
Shares sold                                9,195,420     $ 89,241,391          13,698,027    $ 120,685,041
Issued upon reinvestment of:
 Dividends from net investment income        462,905        4,546,908             760,698        6,481,424
 Distribution from capital gains                  --               --             138,092        1,393,351
Shares redeemed                           (7,153,346)     (67,864,926)        (15,235,996)    (131,032,179)
                                        -------------    -------------       ------------    --------------
Net increase (decrease)                    2,504,979     $ 25,923,373            (639,179)   $  (2,472,363)
                                        =============    =============       ============    ==============
Class B(1)                                 Shares           Amount            Shares           Amount
------------------------------------------------------------------------------------------------------------
Shares sold                                4,525,455     $ 43,919,902           3,869,074     $ 34,466,893
Issued upon reinvestment of:
 Dividend from net investment income          84,483          817,086             146,627        1,239,834
 Distribution from capital gains                 --               --               36,414          364,865
Shares redeemed                           (1,463,343)     (14,138,963)         (2,753,502)     (23,597,915)
                                          ----------    -------------          ----------    -------------
Net increase                               3,146,595     $ 30,598,025           1,298,613     $ 12,473,677
                                          ==========    =============          ==========    =============
Class B                                    Shares            Amount              Shares         Amount
------------------------------------------------------------------------------------------------------------
Shares sold                                  519,032     $  5,085,516             671,930     $  6,012,035
Issued upon reinvestment of:
 Dividends from net investment income        202,616        1,974,376             449,530        3,836,167
 Distribution from capital gains                  --               --              89,082          897,062
Shares redeemed                           (4,901,897)     (47,731,472)        (10,190,441)     (90,058,853)
                                           ----------    -------------         -----------    -------------
Net decrease                              (4,180,249)   $ (40,671,580)         (8,979,899)   $ (79,313,589)
                                           ==========    =============         ===========    =============

Class C                                    Shares          Amount               Shares           Amount
------------------------------------------------------------------------------------------------------------
Shares sold                                1,980,006      $19,760,160           1,391,469      $12,262,877
Issued upon reinvestment of:
 Dividends from net investment income         23,301          225,953              29,150          245,390
 Distribution from capital gains                  --               --               5,719           57,645
Shares redeemed                             (392,657)      (3,818,212)           (391,907)      (3,315,267)
                                          ----------     ------------          ----------     ------------
Net increase                               1,610,650      $16,167,901           1,034,431      $ 9,250,645
                                          ==========     ============          ==========     ============


Class S                                     Shares         Amount                 Shares         Amount
------------------------------------------------------------------------------------------------------------
Shares sold                                  290,764      $ 2,764,953             404,618      $ 3,606,996
Issued upon reinvestment of:
 Dividends from net investment income         38,395          376,594              68,505          584,868
 Distribution from capital gains                  --               --              11,603          117,077
Shares redeemed                             (476,957)      (4,549,408)           (917,086)      (7,832,577)
                                          ----------     ------------          ----------     ------------
Net decrease                                (147,798)    $ (1,407,861)           (432,360)    $ (3,523,636)
                                          ==========     ============          ==========     ============


*Audited by other auditors

                                 State Street Research Asset Allocation Fund  23

FINANCIAL
        Highlights

For a share outstanding throughout each year:

                                                                                           Class A
                                                              ----------------------------------------------------------------------
                                                                                      Years ended March 31
                                                              ----------------------------------------------------------------------
                                                                  2004(a)     2003(a)(d)   2002(a)(c)(d)   2001(a)(d)   2000(a)(d)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                              8.18         10.19         10.10         11.69         10.40
                                                                 -------       -------       -------       -------       -------
 Net investment income ($)                                          0.14          0.17          0.20          0.28          0.24
 Net realized and unrealized gain (loss) on investments ($)         2.55         (1.93)         0.60         (0.29)         1.48
                                                                 -------       -------       -------       -------       -------
Total from investment operations ($)                                2.69         (1.76)         0.80         (0.01)         1.72
                                                                 -------       -------       -------       -------       -------
 Dividends from net investment income ($)                          (0.15)        (0.21)        (0.22)        (0.22)        (0.22)
 Distributions from capital gains ($)                                 --         (0.04)        (0.49)        (1.36)        (0.21)
                                                                 -------       -------       -------       -------       -------
Total distributions ($)                                            (0.15)        (0.25)        (0.71)        (1.58)        (0.43)
                                                                 -------       -------       -------       -------       -------
Net asset value, end of year ($)                                   10.72          8.18         10.19         10.10         11.69
                                                                 =======       =======       =======       =======       =======
Total return (%)(b)                                                32.94        (17.37)         8.15          0.29         16.88

Ratios/Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                          357,100       252,069       320,614       272,813       304,400
Expense ratio (%)                                                   1.45          1.43          1.41          1.46          1.30
Expense ratio after expense reductions (%)                          1.45          1.42          1.40          1.44          1.29
Ratio of net investment income to average net assets (%)            1.43          1.92          1.95          2.61          2.23
Portfolio turnover rate (%)                                       215.62        180.68        185.79        180.98        122.57

                                                                                          Class B(1)
                                                              ----------------------------------------------------------------------
                                                                                      Years ended March 31
                                                              ----------------------------------------------------------------------
                                                                  2004(a)     2003(a)(d)   2002(a)(c)(d)   2001(a)(d)   2000(a)(d)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                              8.14         10.13         10.05         11.63         10.36
                                                                 -------       -------       -------       -------       -------
 Net investment income ($)                                          0.07          0.11          0.12          0.19          0.17
 Net realized and unrealized gain (loss) on investments ($)         2.53         (1.91)         0.60         (0.27)         1.45
                                                                 -------       -------       -------       -------       -------
Total from investment operations ($)                                2.60         (1.80)         0.72         (0.08)         1.62
                                                                 -------       -------       -------       -------       -------
 Dividends from net investment income ($)                          (0.08)        (0.15)        (0.15)        (0.14)        (0.14)
 Distributions from capital gains ($)                               --           (0.04)        (0.49)        (1.36)        (0.21)
                                                                 -------       -------       -------       -------       -------
Total distributions ($)                                            (0.08)        (0.19)        (0.64)        (1.50)        (0.35)
                                                                 -------       -------       -------       -------       -------
Net asset value, end of year ($)                                   10.66          8.14         10.13         10.05         11.63
                                                                 =======       =======       =======       =======       =======
Total return (%)(b)                                                32.03        (17.91)         7.30         (0.35)        15.93

Ratios/Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                          133,083        75,963        81,440        56,543        36,045
Expense ratio (%)                                                   2.15          2.13          2.11          2.19          2.05
Expense ratio after expense reductions (%)                          2.15          2.12          2.10          2.17          2.04
Ratio of net investment income to average net assets (%)            0.72          1.22          1.25          1.86          1.48
Portfolio turnover rate (%)                                       215.62        180.68        185.79        180.98        122.57

                                                                                            Class B
                                                              ----------------------------------------------------------------------
                                                                                      Years ended March 31
                                                              ----------------------------------------------------------------------
                                                                  2004(a)     2003(a)(d)   2002(a)(c)(d)   2001(a)(d)   2000(a)(d)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                              8.16         10.17         10.07         11.65         10.36
                                                                 -------       -------       -------       -------       -------
 Net investment income ($)                                          0.24          0.20          0.14          0.20          0.16
 Net realized and unrealized gain (loss) on investments ($)         2.56         (1.93)         0.60         (0.29)         1.47
                                                                 -------       -------       -------       -------       -------
Total from investment operations ($)                                2.80         (1.73)         0.74         (0.09)         1.63
                                                                 -------       -------       -------       -------       -------
 Dividends from net investment income ($)                          (0.18)        (0.24)        (0.15)        (0.13)        (0.13)
 Distributions from capital gains ($)                                 --         (0.04)        (0.49)        (1.36)        (0.21)
                                                                 -------       -------       -------       -------       -------
Total distributions ($)                                            (0.18)        (0.28)        (0.64)        (1.49)        (0.34)
                                                                 -------       -------       -------       -------       -------
Net asset value, end of year ($)                                   10.78          8.16         10.17         10.07         11.65
                                                                 =======       =======       =======       =======       =======
Total return (%)(b)                                                34.53        (17.15)         7.56         (0.41)        15.98
Ratios/Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                          104,939       113,566       232,871       288,061       338,838
Expense ratio (%)                                                   1.15          1.13          1.94          2.19          2.05
Expense ratio after expense reductions (%)                          1.15          1.12          1.93          2.17          2.04
Ratio of net investment income to average net assets (%)            2.55          2.20          1.38          1.89          1.48
Portfolio turnover rate (%)                                       215.62        180.68        185.79        180.98        122.57

                                                                                           Class C
                                                              ----------------------------------------------------------------------
                                                                                      Years ended March 31
                                                              ----------------------------------------------------------------------
                                                                  2004(a)     2003(a)(d)   2002(a)(c)(d)   2001(a)(d)   2000(a)(d)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                              8.18         10.19         10.10         11.67         10.38
                                                                 -------       -------       -------       -------       -------
 Net investment income ($)                                          0.07          0.11          0.13          0.20          0.16
 Net realized and unrealized gain (loss) on investments ($)         2.55         (1.93)         0.59         (0.28)         1.47
                                                                 -------       -------       -------       -------       -------
Total from investment operations ($)                                2.62         (1.82)         0.72         (0.08)         1.63
                                                                 -------       -------       -------       -------       -------
 Dividends from net investment income ($)                          (0.08)        (0.15)        (0.14)        (0.13)        (0.13)
 Distributions from capital gains ($)                                 --         (0.04)        (0.49)        (1.36)        (0.21)
                                                                 -------       -------       -------       -------       -------
Total distributions ($)                                            (0.08)        (0.19)        (0.63)        (1.49)        (0.34)
                                                                 -------       -------       -------       -------       -------
Net asset value, end of year ($)                                   10.72          8.18         10.19         10.10         11.67
                                                                 =======       =======       =======       =======       =======
Total return (%)(b)                                                32.14        (17.96)         7.31         (0.35)        15.93
Ratios/Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                           42,262        19,079        13,226        12,687        17,093
Expense ratio (%)                                                   2.15          2.13          2.11          2.19          2.05
Expense ratio after expense reductions (%)                          2.15          2.12          2.10          2.17          2.04
Ratio of net investment income to average net assets (%)            0.72          1.21          1.26          1.89          1.47
Portfolio turnover rate (%)                                       215.62        180.68        185.79        180.98        122.57


                                                                                           Class S
                                                              ----------------------------------------------------------------------
                                                                                      Years ended March 31
                                                              ----------------------------------------------------------------------
                                                                  2004(a)     2003(a)(d)   2002(a)(c)(d)   2001(a)(d)   2000(a)(d)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                              8.18         10.19         10.10         11.69         10.40
                                                                 -------       -------       -------       -------       -------
 Net investment income ($)                                          0.17          0.20          0.23          0.30          0.29
 Net realized and unrealized gain (loss) on investments ($)         2.55         (1.93)         0.60         (0.29)         1.46
                                                                 -------       -------       -------       -------       -------
Total from investment operations ($)                                2.72         (1.73)         0.83          0.01          1.75
                                                                 -------       -------       -------       -------       -------
 Dividends from net investment income ($)                          (0.18)        (0.24)        (0.25)        (0.24)        (0.25)
 Distributions from capital gains ($)                                 --         (0.04)        (0.49)        (1.36)        (0.21)
                                                                 -------       -------       -------       -------       -------
Total distributions ($)                                            (0.18)        (0.28)        (0.74)        (1.60)        (0.46)
                                                                 -------       -------       -------       -------       -------
Net asset value, end of year ($)                                   10.72          8.18         10.19         10.10         11.69
                                                                 =======       =======       =======       =======       =======
Total return (%)(b)                                                33.46        (17.12)         8.47          0.56         17.17
Ratios/Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                           21,989        17,992        26,821        26,917        23,316
Expense ratio (%)                                                   1.15          1.13          1.11          1.19          1.05
Expense ratio after expense reductions (%)                          1.15          1.12          1.10          1.17          1.04
Ratio of net investment income to average net assets (%)            1.74          2.21          2.27          2.85          2.62
Portfolio turnover rate (%)                                       215.62        180.68        185.79        180.98        122.57

(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.
(c) Effective April 1, 2001, the fund has adopted the provisions on the AICPA Audit and Accounting Guide, Audit of Investment Companies and began amortizing premium on all fixed income securities. The effect of this change for the year ended March 31, 2002, was to decrease net investment income per share by $0.01, increase net realized and unrealized gain per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.13%. The statement of changes and financial highlights for the periods prior to April 1, 2001, have not been restated for this change in policy.
(d) Audited by other auditors
(e) During the year ended March 31, 2004, the Distributor reimbursed Class B shares of the Fund the estimated excess of payments received over costs incurred under the 12B-1 plan. The effect of this reimbursement was to increase net investment income per share $0.7, increase the total return 0.80% and increase the ratio of net investment income to average net assets 0.80%.


                                  State Street Research Asset Allocation Fund 25

INDEPENDENT AUDITORS'
                   Report

To the Board of Trustees and Shareholders of State Street Research Asset Allocation Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of State Street Research Asset Allocation Fund (the "Fund"), a series of State Street Research Income Trust, as of March 31, 2004, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year ended March 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended March 31, 2003, and the financial highlights for each of the years in the four-year period ended March 31, 2003, were audited by other auditors whose report dated May 9, 2003, expressed an unqualified opinion on such statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2004, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts

May 19, 2004

TRUSTEES AND OFFICERS
                   State Street Research Income Trust

                                                                                       Number of Funds
Name,                  Position(s)  Term of Office                                     in Fund Complex              Other
Address                 Held with   and Length of         Principal Occupations          Overseen by          Directorships Held
and Age(a)                Fund      Time Served(b)         During Past 5 Years        Trustee/Officer(c)      by Trustee/Officer
====================================================================================================================================
Independent Trustees
Bruce R. Bond           Trustee         Since        Retired; formerly Chairman of            19          Avaya Corp.
(58)                                    1999         the Board, Chief Executive
                                                     Officer and President,
                                                     PictureTel Corporation (video
                                                     conferencing systems)
------------------------------------------------------------------------------------------------------------------------------------
Peter S. Drotch         Trustee         Since        Retired; formerly Partner,               19          The First Marblehead Corp.
(62)                                    2004         PricewaterhouseCoopers LLP
------------------------------------------------------------------------------------------------------------------------------------
Steve A. Garban         Trustee         Since        Retired; formerly Senior Vice            53          Metropolitan Series Fund,
(66)                                    1997         President for Finance and                            Inc.; and Metropolitan
                                                     Operations and Treasurer, The                        Series Fund II
                                                     Pennsylvania State University
------------------------------------------------------------------------------------------------------------------------------------
Susan M. Phillips       Trustee         Since        Dean, School of Business and             19          The Kroger Co.
(59)                                    1999         Public Management, George
                                                     Washington University;
                                                     formerly a member of the Board
                                                     of Governors of the Federal
                                                     Reserve System; and Chairman
                                                     and Commissioner of the
                                                     Commodity Futures Trading
                                                     Commission
------------------------------------------------------------------------------------------------------------------------------------
Toby Rosenblatt         Trustee         Since        President, Founders                      53          A.P. Pharma, Inc.;
(65)                                    1993         Investments Ltd.                                     Metropolitan Series Fund,
                                                     (investments); President,                            Inc.; and Metropolitan
                                                     Pacific Four Investments                             Series Fund II
                                                     (investments); formerly
                                                     President, The Glen Ellen
                                                     Company (private investment
                                                     firm)
------------------------------------------------------------------------------------------------------------------------------------
Michael S.              Trustee         Since        Jay W. Forrester Professor of            53          Metropolitan Series Fund,
Scott Morton (66)                       1987         Management, Sloan School of                          Inc.; and Metropolitan
                                                     Management, Massachusetts                            Series Fund II
                                                     Institute of Technology
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees
Richard S. Davis(+)     Trustee         Since        Chairman of the Board,                   19          None
(58)                                    2000         President and Chief Executive
                                                     Officer of State Street
                                                     Research & Management Company;
                                                     formerly Senior Vice
                                                     President, Fixed Income
                                                     Investments, Metropolitan Life
                                                     Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
Officers
Donald G. DeVeuve       Vice            Since        Senior Vice President of State            6          None
(47)                    President       2001         Street Research & Management
                                                     Company; formerly Vice
                                                     President, State Street
                                                     Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
C. Kim Goodwin          Vice            Since        Managing Director and Chief              18          None
(45)                    President       2002         Investment Officer - Equities
                                                     of State Street Research &
                                                     Management Company; formerly
                                                     Chief Investment Officer -
                                                     U.S. Growth Equities, American
                                                     Century
------------------------------------------------------------------------------------------------------------------------------------
John S. Lombardo        Vice            Since        Managing Director, Chief                 19          None
(49)                    President       2001         Financial Officer and Director
                                                     of State Street Research &
                                                     Management Company; formerly
                                                     Executive Vice President,
                                                     State Street Research &
                                                     Management Company; and Senior
                                                     Vice President, Product and
                                                     Financial Management, MetLife
                                                     Auto & Home
------------------------------------------------------------------------------------------------------------------------------------
Mark Marinella          Vice            Since        Managing Director and Chief               9          None
(46)                    President       2003         Investment Officer - Fixed
                                                     Income, State Street Research
                                                     & Management Company; formerly
                                                     Executive Vice President and
                                                     Senior Vice President, State
                                                     Street Research & Management
                                                     Company; and Chief Investment
                                                     Officer and Head of Fixed
                                                     Income, Columbia Management
                                                     Group
------------------------------------------------------------------------------------------------------------------------------------
Elizabeth M.            Vice            Since        Managing Director of State                8          None
Westvold (43)           President       2003         Street Research & Management
                                                     Company; formerly Senior Vice
                                                     President, State Street
                                                     Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
Douglas A. Romich       Treasurer       Since        Senior Vice President and                19          None
(47)                                    2001         Treasurer of State Street
                                                     Research & Management Company;
                                                     formerly Vice President and
                                                     Assistant Treasurer, State
                                                     Street Research & Management
                                                     Company
------------------------------------------------------------------------------------------------------------------------------------

The fund's Statement of Additional Information includes additional information about the fund's trustees, and is available without charge, by contacting State Street Research, One Financial Center, Boston, Massachusetts 02111-2690, or by calling toll-free 1-87-SSR-FUNDS (1-877-773-8637).
(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.
(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.
(c) Includes all series of 9 investment companies for which State Street Research & Management Company serves as sole investment adviser and all series of Metropolitan Series Fund, Inc. and Metropolitan Series Fund II. The primary adviser to Metropolitan Series Fund, Inc. and Metropolitan Series Fund II is MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc.
(+) Mr. Davis is an "interested person" of the Trust under the Investment
    Company Act of 1940 by reason of his affiliation with the Trust's Investment Manager, State Street Research & Management Company, as noted.

                                                                 --------------
[LOGO] STATE STREET RESEARCH                                        PRSRT STD
One Financial Center                                              U.S. POSTAGE
Boston, MA 02111-2690                                                 PAID
                                                                    PERMIT #6
                                                                   HUDSON, MA
                                                                 --------------

New accounts, mutual fund purchases,
exchanges and account information

Internet  www.ssrfunds.com

E-mail    info@ssrfunds.com

Phone     1-87-SSR-FUNDS (1-877-773-8637),
          toll-free, 7 days a week, 24 hours a day
          Hearing-impaired: 1-800-676-7876
          Chinese- and Spanish-speaking: 1-888-638-3193

Fax 1-617-737-9722 (request confirmation number first from the Service Center by calling 1-877-773-8637)

Mail      State Street Research Service Center
          P.O. Box 8408, Boston, MA 02266-8408

--------------------------------------------------------------------------------
Did You Know?
State Street Research offers electronic delivery of quarterly statements, shareholder reports and fund prospectuses. If you elect this option, we will send these materials to you via e-mail. To learn more, visit us on the Web at www.ssrfunds.com and click on "Go to Your Account" or call us at 1-87-SSR-FUNDS (1-877-773-8637).

Did you know that you can give a State Street Research mutual fund as a gift? Call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday through Friday, 8am-6pm eastern time, to learn more.
--------------------------------------------------------------------------------

Investors should carefully consider the fund's investment objective, risks, charges and expenses before investing. The fund's prospectus contains more complete information on these and other matters. A prospectus for Asset Allocation Fund is available through your financial professional, by calling toll-free 1-87-SSR-FUNDS (1-877-773-8637) or by visiting our website at www.ssrfunds.com. Please read the prospectus carefully before investing.

OverView
For more information on the products and services we offer, refer to OverView, our quarterly shareholder newsletter.

Webcasts
For a professional perspective on the markets, the economy and timely investment topics, tune in to a State Street Research webcast by visiting our website at www.ssrfunds.com.

Complete Fund Listing
For a list of our funds, visit our website at www.ssrfunds.com under Research Our Funds.

          [LOGO]                                                 [LOGO]
     for Excellence in                                 for Excellence in Service
Shareholder Communications

This report must be accompanied or preceded by a current prospectus. When used as sales material after June 30, 2004, this report must be accompanied by a current Quarterly Performance Update.

"State Street Research Proxy Voting Policies and Procedures"--which describes how we vote proxies relating to portfolio securities--is available upon request, free of charge, by calling the State Street Research Service Center toll-free at 1-87-SSR-FUNDS (1-877-773-8637) or by accessing the U.S. Securities and Exchange Commission website at www.sec.gov.

The DALBAR awards recognize quality shareholder service and quality shareholder communications, and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

Member NASD, SIPC
(C)2004 State Street Research Investment Services, Inc.
One Financial Center
Boston, MA 02111-2690
www.ssrfunds.com
CONTROL NUMBER:(exp0505)SSR-LD                                      AA-3720-0504

[BACKGROUND GRAPHIC]

                                                             [STATE STREET LOGO]

[PHOTO]
High Income Fund

March 31, 2004







                                                   Annual Report to Shareholders

Table of Contents

 3  Performance Discussion

 6  Portfolio Holdings

10  Financial Statements

15  Financial Highlights

17  Independent Auditors'
    Report

18  Trustees and Officers


FROM THE CHAIRMAN
      State Street Research

From war jitters to investor enthusiasm, from sluggish recovery to robust growth--the ground covered by both the financial markets and the U.S. economy over the past twelve months was nothing short of remarkable.

At the beginning of the 12-month reporting period, economic growth was sluggish, manufacturing activity was declining, unemployment was edging higher and war was underway. However, the clouds of uncertainty began to lift as economic growth picked up and consumer confidence strengthened. A combination of accelerated tax cuts, tax rebates and the lowest mortgage rates in a generation fueled higher disposable income for most working Americans. The housing market was strong, and consumer spending continued to rise. Better yet, business spending began to recover after a long period of stagnation. Corporate profits staged a solid rebound, making it easier for companies to increase outlays, especially on information technology and electronic equipment.

The economic news was less upbeat as the first quarter of 2004 began. Durable goods orders declined and the number of new jobs added to the labor market in January and February fell short of expectations. However, a strong March jobs report put the economic recovery on solid ground on all fronts. The period ended with the expectation that the Federal Reserve Board would likely raise short-term interest rates sooner rather than later in the year.

Stock and Bond Markets Moved Higher
Stocks staged an impressive rally early in the period, with the riskiest sectors of the stock market leading the way--technology, small-caps and companies that had been beaten down in the previous bear market. However, index returns for the period masked the sideways movement that developed in the final months of the period as investors grew more cautious about interest rates and corporate profit comparisons going forward.

Confidence in the economy also translated into gains for high-yield bonds that were in line with the stock market. However, high-yield bonds underperformed government bonds late in the period as interest rates came down. Both investment-grade corporate and government bonds earned solid but modest returns for the year. The municipal market was a standout among investment-grade sectors, but mortgage bonds lagged as more homeowners took advantage of low rates and refinanced their mortgages.

Looking Ahead
The recent bear and bull cycles serve as a reminder that markets can be unpredictable, which underscores the importance of having an asset allocation plan in place. If you have a plan in place, stay with it, invest regularly and talk to your investment professional before you make a significant move outside your plan.

As always, we look forward to helping you achieve your long-term financial goals with State Street Research Funds.

Sincerely,

/s/ Richard S. Davis

Richard S. Davis
Chairman

March 31, 2004

--------------
PERFORMANCE
--------------
         Discussion as of March 31, 2004

How State Street Research High Income Fund Performed
State Street Research High Income Fund returned 16.42% for the 12-month period ended March 31, 2004(1). That was lower than the return of both the CSFB Global High Yield II Index, which was 22.86%, and the Lipper High Current Yield Funds Average, which was 19.71% over the same period.(2)

Reasons for the Fund's Performance
The fund generated a double-digit return as the high-yield market responded favorably to a strong economy, rallying stock markets and improving business prospects. However, our general investment approach, which is to emphasize higher-quality issues, cost us several percentage points in return during the period as lower-rated CCC and distressed securities gained the most. Our decision to underweight BB-rated issues, which lagged both CCC- and B-rated issues, benefited return, but not enough to compensate for the fund's light exposure to CCC-rated debt. The fund's overweight in B-rated issues also added to return.

Looking Ahead
If the U.S. economy continues to strengthen, we believe that the high-yield market may continue to enjoy additional upside potential, bolstered in the near term by favorable corporate earnings. We also expect default rates to decline to below 3% by year end. However, high-yield securities are expensive, and the sector has major downside exposure to rising interest rates. In this environment, we believe that our emphasis on higher-quality securities will be rewarded, and we continue to favor B-rated issues because they offer the most compelling risk-return tradeoff. The fund is overweight in the Chemicals, Transportation and Consumer Products sectors and underweight in Utilities and Telecommunications.

A Word about Risk
The major risks of junk bond investing include the tendency for prices to fall when the economy is sluggish or overall corporate earnings are weak. High-yield, high-risk debt securities reflect a greater possibility that adverse changes in an issuer's business or financial condition, or in general economic conditions, may impair the issuer's ability to pay principal and interest on the securities. The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities.

Quality Distribution (Unaudited)
-------------------------------------------------

                                        % of Fund
                                       Net Assets
BB                                        28%
-------------------------------------------------
B                                         60%
-------------------------------------------------
CCC                                       10%
-------------------------------------------------
Cash                                       2%
-------------------------------------------------

Quality Ratings based on those provided by Standard & Poor's Corp. and/or equivalent ratings by Moody's Investors Services, Inc.

Top 5 Industries
-------------------------------------------------

                                       % of Fund
                                      Net Assets
Chemicals                                7.5%
-------------------------------------------------
Manufacturing                            7.5%
-------------------------------------------------
Consumer Products                        6.7%
-------------------------------------------------
Paper & Packaging                        4.9%
-------------------------------------------------
Foreign Government                       4.7%
-------------------------------------------------
Total                                   31.3%

Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.

Performance: Class A
-------------------------------------------------
Fund average annual total return as of 3/31/04(3)
(does not reflect sales charge)

  1 Year             5 Years           10 Years
   16.42%             -0.82%            3.60%
-------------------------------------------------

Fund average annual total return as of 3/31/04(3,4)
(at maximum applicable sales charge)

  1 Year             5 Years           10 Years
   11.18%             -1.73%            3.12%
-------------------------------------------------

CSFB Global High Yield II Index as of 3/31/04(2)

  1 Year             5 Years           10 Years
   22.86%              6.58%            7.90%
-------------------------------------------------

See pages 4 and 5 for additional performance data for Class A shares and for performance data on other share classes.

(1)  Class A shares; does not reflect sales charge.

(2) The CSFB Global High Yield II Index mirrors the public high-yield debt market, representing a total of 250 different sectors within this market. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in the index. The Lipper High Current Yield Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper average shows you how well the fund has done compared to competing funds.

(3) Keep in mind that the performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted herein. For the most recent month-end performance results, visit our website at www.ssrfunds.com. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(4)  Performance reflects a maximum 4.50% Class A front-end sales charge.


                                        State Street Research High Income Fund 3

-------------
PERFORMANCE
-------------
           Discussion as of March 31, 2004

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is not a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance. There are three ways of measuring long-term performance: cumulative total returns, average annual total returns and the change in dollar value over time of a given investment. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return
Represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated.

Average Annual Total Return
Represents the rate you would have had to earn during each year of a given time period in order to end up with the fund's actual cumulative return for those years. In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over Ten Years
Similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000 (less the applicable maximum sales charge, if any) and compares fund performance to the performance of a market index.

--------------------------------------------------------------------------------------------------------------------------
                                                                                $10,000 Over 10 Years
Class A                                                                         (reflects maximum applicable sales charge)

                                       1 Year      5 Years     10 Years         [DATA BELOW IS REPRESENTED BY A LINE CHART
-----------------------------------------------------------------------         IN THE ORIGINAL REPORT]
Cumulative Total Return
(does not reflect sales charge)        16.42%       -4.06%      42.38%                                 CSFB Global High
-----------------------------------------------------------------------                    Class A      Yield II Index
Cumulative Total Return                                                         94           9425          10000
(at maximum applicable sales charge)   11.18%       -8.37%      35.98%          95           9595          10562
-----------------------------------------------------------------------         96          10827          12196
Average Annual Total Return                                                     97          11943          13610
(at maximum applicable sales charge)   11.18%       -1.73%       3.12%          98          14448          15672
-----------------------------------------------------------------------         99          13987          15558
                                                                                00          13757          15543
                                                                                01          10522          15659
                                                                                02          10872          16193
                                                                                03          11527          17410
                                                                                04          13598          21391
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                $10,000 Over 10 Years
Class B(1)                                                                      (reflects maximum applicable sales charge)

                                       1 Year      5 Years     10 Years         [DATA BELOW IS REPRESENTED BY A LINE CHART
-----------------------------------------------------------------------         IN THE ORIGINAL REPORT]
Cumulative Total Return
(does not reflect sales charge)        15.47%       -7.57%     31.98%                                  CSFB Global High
-----------------------------------------------------------------------                   Class B1      Yield II Index
Cumulative Total Return                                                         94          10000          10000
(at maximum applicable sales charge)   10.47%       -8.80%     31.98%           95          10089          10562
-----------------------------------------------------------------------         96          11306          12196
Average Annual Total Return                                                     97          12363          13610
(at maximum applicable sales charge)   10.47%       -1.83%      2.81%           98          14838          15672
                                                                                99          14278          15558
                                                                                00          13912          15543
                                                                                01          10569          15659
                                                                                02          10849          16193
                                                                                03          11430          17410
                                                                                04          13198          21391
--------------------------------------------------------------------------------------------------------------------------

The major risks of junk bond investing include the tendency for prices to fall when the economy is sluggish or overall corporate earnings are weak. High-yield, high-risk debt securities reflect a greater possibility that adverse changes in an issuer's business or financial condition, or in general economic conditions, may impair the issuer's ability to pay principal and interest on the securities. The value of bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities.

Keep in mind that the performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted herein. For the most recent month-end performance results, visit our website at www.ssrfunds.com. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

--------------------------------------------------------------------------------------------------------------------------
                                                                                $10,000 Over 10 Years
Class B (only available through exchanges from another Class B account)         (reflects maximum applicable sales charge)

                                       1 Year      5 Years     10 Years         [DATA BELOW IS REPRESENTED BY A LINE CHART
-----------------------------------------------------------------------         IN THE ORIGINAL REPORT]
Cumulative Total Return
(does not reflect sales charge)        15.78%       -7.10%      32.64%                                 CSFB Global High
-----------------------------------------------------------------------                    Class B      Yield II Index
Cumulative Total Return                                                         94          10000          10000
(at maximum applicable sales charge)   10.78%       -8.34%      32.64%          95          10089          10562
-----------------------------------------------------------------------         96          11306          12196
Average Annual Total Return                                                     97          12363          13610
(at maximum applicable sales charge)   10.78%       -1.73%       2.86%          98          14838          15672
                                                                                99          14278          15558
                                                                                00          13938          15543
                                                                                01          10596          15659
                                                                                02          10876          16193
                                                                                03          11456          17410
                                                                                04          13264          21391
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                $10,000 Over 10 Years
Class C                                                                         (reflects maximum applicable sales charge)

                                       1 Year      5 Years     10 Years         [DATA BELOW IS REPRESENTED BY A LINE CHART
-----------------------------------------------------------------------         IN THE ORIGINAL REPORT]
Cumulative Total Return
(does not reflect sales charge)        15.73%       -7.34%      32.44%                                 CSFB Global High
-----------------------------------------------------------------------                    Class A      Yield II Index
Cumulative Total Return                                                         94          10000          10000
(at maximum applicable sales charge)   14.73%       -7.34%      32.44%          95          10088          10562
-----------------------------------------------------------------------         96          11303          12196
Average Annual Total Return                                                     97          12379          13610
(at maximum applicable sales charge)   14.73%       -1.51%       2.85%          98          14853          15672
                                                                                99          14294          15558
                                                                                00          13927          15543
                                                                                01          10587          15659
                                                                                02          10865          16193
                                                                                03          11444          17410
                                                                                04          13245          21391
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                $10,000 Over 10 Years
Class S                                                                         (reflects maximum applicable sales charge)

                                       1 Year      5 Years     10 Years         [DATA BELOW IS REPRESENTED BY A LINE CHART
-----------------------------------------------------------------------         IN THE ORIGINAL REPORT]
Cumulative Total Return
(does not reflect sales charge)        16.61%       -2.72%      45.75%                                 CSFB Global High
-----------------------------------------------------------------------                    Class A      Yield II Index
Cumulative Total Return                                                         94          10000          10000
(at maximum applicable sales charge)   16.61%       -2.72%      45.75%          95          10173          10562
-----------------------------------------------------------------------         96          11515          12196
Average Annual Total Return                                                     97          12738          13610
(at maximum applicable sales charge)   16.61%       -0.55%       3.84%          98          15441          15672
                                                                                99          14982          15558
                                                                                00          14771          15543
                                                                                01          11365          15659
                                                                                02          11747          16193
                                                                                03          12499          17410
                                                                                04          14575          21391
--------------------------------------------------------------------------------------------------------------------------

Performance reflects a maximum 4.50% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable.

Performance for Class B(1) reflects Class B share performance through December 31, 1998 and Class B(1) performance thereafter. If the returns for Class B(1) shares had reflected their current service/distribution (Rule 12b-1) fees for the entire period, these returns would have been lower. Class S shares offered without sales charge are available through certain retirement plans and special programs.

The CSFB Global High Yield II Index mirrors the public high-yield debt market, representing a total of 250 different sectors within this market. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in the index.


                                        State Street Research High Income Fund 5

-------------
PORTFOLIO
-------------
       Holdings

March 31, 2004

                                   Principal            Maturity
                                     Amount               Date                 Value
                                   ----------          ----------           ------------
Bonds 98.1%
Aerospace/Defense 3.1%
Availl Inc. Sr. Note, 7.625% ..... $2,350,000           7/01/2011           $  2,514,500
DRS Technologies Inc. Sr. Sub.
  Note, 6.875% ...................  3,350,000          11/01/2013              3,484,000
Hexcel Corp. Sr. Note, 9.875%.....  1,750,000          10/01/2008              1,946,875
Transdigm Inc. Sr. Note,
  8.375% .........................  2,400,000           7/15/2011              2,544,000
                                                                            ------------
                                                                              10,489,375
                                                                            ------------
Airlines 1.7%
Continental Airlines Inc. Note,
  7.37% ..........................  1,349,450          12/15/2015              1,184,724
Continental Airlines Inc. Note,
  7.875% .........................  1,750,000           7/02/2018              1,742,895
Friendly's Ice Cream Corp.
  Note, 8.375%+ ..................    850,000           6/15/2012                875,500
O'Charleys Inc. Sr. Sub. Note,
  9.00%+ .........................  1,750,000          11/01/2013              1,828,750
                                                                            ------------
                                                                               5,631,869
                                                                            ------------
Cable 2.4%
Charter Communications
  Holdings, Inc. Note,
  10.25%+ ........................  1,750,000           9/15/2010              1,802,500
Charter Communications
  Holdings, Inc. Sr. Note,
  8.625% .........................    875,000           4/01/2009                721,875
CSC Holdings Inc. Sr. Note,
  7.625% .........................  1,750,000           4/01/2011              1,846,250
Insight Midwest
  Communications Inc. Sr.
  Note, 9.75% ....................  1,750,000          10/01/2009              1,824,375
Videotron Inc. Sr. Note,
  6.875% .........................  1,750,000           1/15/2014              1,828,750
                                                                            ------------
                                                                               8,023,750
                                                                            ------------
Casino 2.4%
Chumash Casino & Resort
  Enterprise Inc. Note, 9.00%.....  1,475,000           7/15/2010              1,629,875
River Rock Entertainment Inc.
  Sr. Note, 9.75%+ ...............    775,000          11/01/2011                837,000
Station Casinos Inc. Sr. Sub.
  Note, 6.50%+ ...................  1,575,000           2/01/2014              1,588,781
Venetian Casino Resort LLC
  Note, 11.00% ...................  3,600,000           6/15/2010              4,140,000
                                                                            ------------
                                                                               8,195,656
                                                                            ------------
Chemicals 7.5%
Equistar Chemical Co. Note,
  10.125% ........................  1,500,000           9/01/2008              1,612,500
Georgia Gulf Corp. Sr. Note,
  7.125%+ ........................    500,000          12/15/2013                531,250
Hercules Inc. Sr. Sub. Note,
  6.75%+ .........................  1,425,000          10/15/2029              1,425,000

                                   Principal            Maturity
                                     Amount               Date                 Value
                                   ----------          ----------           ------------
Chemicals (Continued)
Huntsman Advanced Materials
  LLC Sr. Note, 11.00%+ .......... $1,175,000           7/15/2010           $  1,327,750
Huntsman ICI Chemicals LLC
  Sr. Sub Note, 10.125% ..........  2,475,000           7/01/2009              2,518,312
ISP Chemco Inc. Sr. Sub. Note,
  10.25% .........................  4,000,000           7/01/2011              4,530,000
ISP Holdings Inc. Sr. Note,
  10.625% ........................  1,700,000          12/15/2009              1,887,000
Lyondell Chemicals Co.
  Sr. Note, 10.50% ...............  2,350,000           6/01/2013              2,479,250
MacDermid Inc. Sr. Sub. Note,
  9.125% .........................  1,925,000           7/15/2011              2,170,437
Nalco Co. Sr. Note, 7.75%+ .......  1,400,000          11/15/2011              1,463,000
Nalco Co. Sr. Sub. Note,
  8.875%+ ........................  1,400,000          11/15/2013              1,459,500
UAP Holding Corp. Sr. Note,
  0.00%+ .........................  3,000,000           7/15/2012              2,010,000
United Agricultural Products
  Inc. Sr. Note, 8.25%+ ..........  2,050,000          12/15/2011              2,149,938
                                                                            ------------
                                                                              25,563,937
                                                                            ------------
Consumer Products 6.7%
American Achievement Corp.
  Sr. Sub. Note, 8.25%+ ..........  1,700,000           4/01/2012              1,746,750
Hines Nurseries Inc. Sr. Note,
  10.25% .........................    650,000          10/01/2011                721,500
Jostens Holding Corp. Note,
  0.00%+ .........................  1,350,000          12/01/2008                884,250
Perry Ellis International Inc.
  Note, 8.875% ...................  1,750,000           9/15/2013              1,820,000
Rayovac Corp. Sr. Sub.
  Note, 8.50% ....................  3,225,000          10/01/2013              3,474,938
Russell Corp. Sr. Note, 9.25%.....  3,800,000           5/01/2010              4,037,500
Sealy Mattress Co. Sr. Sub.
  Note, 8.25%+ ...................  2,550,000           6/15/2014              2,550,000
Solo Cup Co. Sr. Sub.
  Note, 8.50%+ ...................  1,125,000           2/15/2014              1,165,781
Tempur-Pedic Inc. Sr. Sub.
  Note, 10.25%+ ..................  1,365,000           8/15/2010              1,569,750
Warnaco Inc. Sr. Note,
  8.875% .........................  4,425,000           6/15/2013              4,767,937
                                                                            ------------
                                                                              22,738,406
                                                                            ------------
Diversified Media 1.1%
Cinemark Inc. Sr. Note,
  0.00%+ .........................  2,725,000           3/15/2014              1,703,125
Dex Media Inc. Note, 0.00%*+......  2,950,000          11/15/2013              1,888,000
                                                                            ------------
                                                                               3,591,125
                                                                            ------------
Energy 3.8%
Dynegy Holdings Inc. Sr. Note,
  6.875% .........................  4,275,000           4/01/2011              3,719,250
Hanover Compressor Co. Note,
  8.625%* ........................    675,000          12/15/2010                725,625
Hanover Equipment Trust Note,
  0.00% ..........................  2,425,000           3/31/2007              1,867,250
Petrobras International Co.
  Note, 9.125% ...................  3,000,000           7/02/2013              3,180,000
Southern Star Cent Corp.
  Sr. Note, 8.50% ................  1,050,000           8/01/2010              1,160,250
Suburban Propane Partners LP
  Sr. Note, 6.875%+ ..............  1,175,000          12/15/2013              1,222,000
Westport Resources Corp.
  Note, 8.25% ....................  1,025,000          11/01/2011              1,140,312
                                                                            ------------
                                                                              13,014,687
                                                                            ------------

6 The notes are an integral part of the financial statements.

                                   Principal            Maturity
                                     Amount               Date                 Value
                                   ----------          ----------           ------------
Exploration & Production 3.6%
Chesapeake Energy Corp.
  Sr. Note, 6.875%+ ...............$2,000,000           1/15/2016           $  2,100,000
Chesapeake Energy Corp.
  Sr. Note, 6.875% ................ 1,736,000           1/15/2016              1,822,800
El Paso Production Holding Co.
  Sr. Note, 7.75% ................. 1,675,000           6/01/2013              1,553,562
Encore Acquisition Co. Sr. Sub.
  Note, 6.25%+ .................... 1,000,000           4/15/2014              1,000,000
Energy Partners Ltd. Sr. Note,
  8.75% ........................... 1,650,000           8/01/2010              1,765,500
Evergreen Resources Inc.
  Sr. Sub. Note, 5.875%+ ..........   425,000           3/15/2012                429,250
Exco Resources Inc. Note,
  7.25%+ .......................... 3,500,000           1/15/2011              3,613,750
                                                                            ------------
                                                                              12,284,862
                                                                            ------------
Financial 4.2%
Commercial Mortgage
  Acceptance Corp. Note
  1998-C1 Note, 6.23%+ ............ 3,200,000           7/15/2031              2,857,920
Commercial Mortgage
  Acceptance Corp. Note
  1998-C2 Note, 5.44%+ ............ 4,050,000           9/15/2030              3,702,570
Dollar Financial Group Inc.
  Sr. Note, 9.75% ................. 1,405,000          11/15/2011              1,524,425
Nomura Asset Securities Corp.
  Note, 6.00%+ .................... 1,000,000           3/15/2030                978,445
Trac-X North American High
  Yield Index, 8.00%+ ............. 5,000,000           3/25/2009              5,018,750
                                                                            ------------
                                                                              14,082,110
                                                                            ------------
Food & Beverage 3.3%
Del Monte Foods Co. Sr. Sub.
  Note, 9.25% ..................... 1,750,000           5/15/2011              1,968,750
Dimon Inc. Sr. Note, 7.75% ........ 2,250,000           6/01/2013              2,238,750
Merisant Co. Sr. Sub. Note,
  9.50%+ .......................... 1,400,000           7/15/2013              1,379,000
Standard Commercial Corp.
  Sr. Note, 8.00%+ ................ 3,625,000           4/15/2012              3,760,938
WMC Financial Co. Sr. Note,
  11.75%+ ......................... 1,750,000          12/15/2008              1,872,500
                                                                            ------------
                                                                              11,219,938
                                                                            ------------
Foreign Government 4.7%
Republic of Argentina, 1.234%#..... 4,050,000           8/03/2012              2,715,525
Republic of Brazil, 8.00% ......... 3,324,807           4/15/2014              3,241,687
Republic of Ecuador, 7.00%+ ....... 3,075,000           8/14/2004              2,721,375
Republic of Turkey, 9.50% .........   750,000           1/15/2014                885,000
Republic of Uruguay, 7.50% ........ 2,250,000           3/15/2015              1,940,625
Republic of Venezuela, 10.75% +.    4,125,000           9/19/2013              4,310,625
                                                                            ------------
                                                                              15,814,837
                                                                            ------------
Health Care 3.4%
Concentra Operating Corp.
  Sr. Sub. Note, 9.50% ............ 2,350,000           8/15/2010              2,608,500
IASIS Healthcare Corp.
  Sr. Note, 8.50% ................. 1,400,000          10/15/2009              1,498,000
Kinetic Concepts Inc. Note,
  7.375%+ ......................... 1,268,000           5/15/2013              1,363,100
MedQuest Inc. Note, 11.875%........ 2,250,000           8/15/2012              2,565,000
Senior Housing Properties Trust
  Note, 8.625% .................... 1,825,000           1/15/2012              2,071,375
Tenet Healthcare Corp. Note,
  6.375% .......................... 1,750,000          12/01/2011              1,513,750
                                                                            ------------
                                                                              11,619,725
                                                                            ------------

                                   Principal            Maturity
                                     Amount               Date                 Value
                                   ----------          ----------           ------------
Homebuilders 3.3%
Associated Materials Inc. Note,
  11.25%+ .........................$2,975,000           3/01/2014           $  1,807,312
Associated Materials Inc. Note,
  9.75% ...........................   475,000           4/15/2012                529,625
Nortek Holdings Inc. Sr. Note,
  0.00%+ .......................... 3,075,000           5/15/2011              2,337,000
PolyGem Industries Inc. Sr. Sub.
  Note, 9.00%+ .................... 1,750,000           2/15/2012              1,758,750
Technical Olympic USA Inc.
  Note, 7.50%+ .................... 2,025,000           3/15/2011              2,022,469
Technical Olympic USA Inc.
  Note, 9.00% ..................... 1,750,000           7/01/2010              1,903,125
U.S. Concrete Inc. Sr. Sub.
  Note, 8.375%+ ...................   850,000           4/01/2014                867,000
                                                                            ------------
                                                                              11,225,281
                                                                            ------------
Hotels & Lodging 2.9%
Host Marriott LP Sr. Note,
  7.125% .......................... 1,500,000          11/01/2013              1,556,250
John Q. Hammons Hotels Inc.
  Note, 8.875% .................... 3,500,000           5/15/2012              3,893,750
Royal Caribbean Cruises Ltd.
  Note, 8.00% ..................... 3,775,000           5/15/2010              4,265,750
                                                                            ------------
                                                                               9,715,750
                                                                            ------------
Manufacturing 7.5%
EaglePicher Inc. Sr. Note, 9.75%... 1,750,000           9/01/2013              1,916,250
Joy Global Inc. Sr. Sub. Note,
  8.75% ........................... 3,150,000           3/15/2012              3,543,750
Mail-Well Corp. Sr. Sub. Note,
  7.875%+ ......................... 3,500,000          12/01/2013              3,307,500
Norcross Safety Products LLC
  Sr. Sub. Note, 9.875% ........... 1,750,000           8/15/2011              1,903,125
Terex Corp. Note Sr. Sub.
  Note, 9.25% ..................... 3,875,000           7/15/2011              4,340,000
TriMas Corp. Note Sr. Sub
  Note, 9.875% .................... 5,025,000           6/15/2012              5,477,250
Trinity Industries Inc. Sr. Note,
  6.50%+ .......................... 3,100,000           3/15/2014              3,100,000
United Components Inc.
  Sr. Sub. Note, 9.375% ........... 1,750,000           6/15/2013              1,890,000
                                                                            ------------
                                                                              25,477,875
                                                                           ------------
Media 3.0%
Allbritton Communications Co.
  Note, 7.75% ..................... 2,225,000          12/15/2012              2,308,437
Dex Media West LLC Sr. Sub.
  Note, 9.875%+ ................... 2,250,000           8/15/2013              2,497,500
Sinclair Broadcast Group Inc.
  Note, 8.75% ..................... 1,325,000          12/15/2011              1,467,438
Sinclair Broadcast Group Inc.
  Note, 8.00% ..................... 2,075,000           3/15/2012              2,248,781
Young Broadcasting Inc. Note,
  8.75%+ .......................... 1,700,000           1/15/2014              1,751,000
                                                                            ------------
                                                                              10,273,156
                                                                            ------------
Metals 1.8%
California Steel Industries Inc.
  Sr. Note, 6.125%+ ............... 3,500,000           3/15/2014              3,526,250
Century Aluminum Co. Note,
  11.75% .......................... 1,250,000           4/15/2008              1,400,000
Massey Energy Co. Sr.
  Note, 6.625% .................... 1,025,000          11/15/2010              1,042,938
                                                                            ------------
                                                                               5,969,188
                                                                            ------------

The notes are an integral part of the financial statements.
                                       State Street Research High Income Fund  7

--------------------------------------------------------------------------------

                                   Principal            Maturity
                                     Amount               Date                 Value
                                   ----------          ----------           ------------
Mobile Communications 4.4%
American Towers Inc. Sr. Sub.
  Note, 7.25%+ ....................$3,600,000          12/01/2011           $  3,681,000
Crown Castle International
  Corp. Sr. Note, 7.50% ........... 5,250,000          12/01/2013              5,158,125
Nextel Communications Inc.
  Sr. Note, 7.375% ................ 3,075,000           8/01/2015              3,328,687
Rogers Wireless Inc. Sr. Note,
  6.375%+ .........................   600,000           3/01/2014                609,750
Rogers Wireless Inc. Sr. Note,
  9.625% .......................... 1,750,000           5/01/2011              2,141,563
                                                                            ------------
                                                                              14,919,125
                                                                            ------------
Paper & Packaging 4.9%
BWAY Corp. Sr. Sub. Note,
  10.00% .......................... 1,075,000          10/15/2010              1,150,250
Greif Brothers Corp. Note,
  8.875% .......................... 1,600,000           8/01/2012              1,744,000
Millar Western Forest Products
  Ltd. Sr. Note, 7.75%+ ...........   675,000          11/15/2013                717,188
Newark Group Inc. Sr. Sub.
  Note, 9.75%+ .................... 1,700,000           3/15/2014              1,674,500
Owens Brockway Glass Inc.
  Sr. Note, 8.25% ................. 2,025,000           5/15/2013              2,085,750
Owens Brockway Glass Note,
  8.875% .......................... 2,100,000           2/15/2009              2,268,000
Tekni-Plex Inc. Sr. Note,
  8.75%+ .......................... 1,700,000          11/15/2013              1,691,500
Tekni-Plex Inc. Sr. Sub. Note,
  12.75% .......................... 1,025,000           6/15/2010              1,073,687
United States Can Corp.
  Sr. Note, 10.875% ............... 2,200,000           7/15/2010              2,321,000
Vitro SA Sr. Note, 11.75%+ ........ 1,800,000          11/01/2013              1,710,000
                                                                            ------------
                                                                              16,435,875
                                                                            ------------
Restaurants 0.1%
Couche Tard LP Sr. Note,
  7.50%+ ..........................   325,000          12/15/2013                347,750
                                                                            ------------
Retail 2.4%
CSK Auto Inc. Sr. Note,
  7.00%+ .......................... 1,750,000           1/15/2014              1,758,750
Phillips Van Heusen Corp.
  Sr. Note, 7.25%+ ................ 1,725,000           2/15/2011              1,785,375
Saks Inc. Note, 7.00%+ ............ 2,849,000          12/01/2013              2,991,450
United Auto Group Inc. Note,
  9.625% .......................... 1,425,000           3/15/2012              1,588,875
                                                                            ------------
                                                                               8,124,450
                                                                            ------------
Services 4.2%
Alderwoods Group Inc.
  Sr. Note, 12.25% ................ 5,950,000           1/02/2009              6,664,000
Interline Brands Inc. Note,
  11.50% .......................... 1,400,000           5/15/2011              1,512,000
Prime Succession Holdings Inc.
  Sr. Sub. Note (acquired
  10/7/98 and 5/6/03, cost
  $1,140,606), 14.25%+@............   225,183           8/29/2009                     23
United Rentals North American
  Inc. Sr. Note, 6.50%+ ........... 2,500,000           2/15/2012              2,487,500
Williams Scotsman Inc. Note,
  9.875% .......................... 3,500,000           6/01/2007              3,500,000
                                                                            ------------
                                                                              14,163,523
                                                                            ------------

                                   Principal            Maturity
                                     Amount               Date                 Value
                                   ----------          ----------           ------------
Steel 3.4%
Earle M. Jorgensen Co. Note,
  9.75% ...........................$2,200,000           6/01/2012           $  2,475,000
IPSCO Inc. Sr. Note, 8.75% ........ 2,350,000           6/01/2013              2,673,125
Ispat Inland Corp. Sr. Note,
  9.75%+ .......................... 1,700,000           4/01/2014              1,768,000
United States Steel LLC Note,
  10.75% .......................... 1,154,000           8/01/2008              1,344,410
United States Steel LLC Sr.
  Note, 9.75% ..................... 2,944,000           5/15/2010              3,356,160
                                                                            ------------
                                                                              11,616,695
                                                                            ------------
Supermarkets/Drug 2.2%
Nash Finch Co. Sr. Sub.
  Note, 8.50% ..................... 1,700,000           5/01/2008              1,674,500
Rite Aid Corp. Sr. Note,
  8.125% .......................... 1,750,000           5/01/2010              1,872,500
Stater Brothers Holdings Inc.
  Sr. Note, 10.75% ................ 3,575,000           8/15/2006              3,753,750
                                                                            ------------
                                                                               7,300,750
                                                                            ------------
Telecommunications 2.8%
Eircom Funding Corp. Sr. Sub.
  Note, 8.25% ..................... 2,650,000           8/15/2013              2,954,750
Millicom International Cellular
  Inc. Sr. Note, 10.00%+ ..........   850,000          12/01/2013                884,000
Qwest Capital Funding Inc.
  Note, 7.25% ..................... 1,750,000           2/15/2011              1,505,000
Qwest Communications
  International Inc. Note,
  7.25%+ .......................... 1,800,000           2/15/2011              1,714,500
Western Wireless Corp.
  Sr. Note, 9.25% ................. 2,375,000           7/15/2013              2,440,313
                                                                            ------------
                                                                               9,498,563
                                                                            ------------
Transportation 4.5%
ArvinMeritor Inc. Note, 8.75%......   825,000           3/01/2012                917,812
OMI Corp. Note, 7.625% ............ 5,100,000          12/01/2013              5,291,250
Stena AB Note, 9.625% ............. 2,100,000          12/01/2012              2,383,500
Stena Corp. Note, 7.50% ...........   375,000          11/01/2013                391,875
Tenneco Automotive Inc.
  Sr. Note, 10.25% ................ 1,900,000           7/15/2013              2,185,000
TRW Automotive Inc. Sr. Sub.
  Note, 9.375% .................... 1,762,000           2/15/2013              2,026,300
TRW Automotive Inc. Sr. Sub.
  Note, 11.00% .................... 1,674,000           2/15/2013              2,000,430
                                                                            ------------
                                                                              15,196,167
                                                                            ------------
Utility 2.8%
AES Corp. Note, 9.00% ............. 2,487,405           1/02/2017              2,848,079
AES Corp. Note, 8.75%+ ............ 1,200,000           5/15/2013              1,320,000
NRG Energy Inc. Sr. Note,
  8.00%+ .......................... 3,125,000          12/15/2013              3,226,562
Reliant Resources Inc. Sr. Note,
  9.25% ........................... 1,900,000           7/15/2010              2,061,500
                                                                            ------------
                                                                               9,456,141
                                                                            ------------
Total Bonds (Cost $315,009,383)...........................................  $331,990,566
                                                                            ------------



8 The notes are an integral part of the financial statements.

                                                 Shares           Value
                                             ----------     ------------
Common Stocks & Other 0.3%
North Atlantic Trading Inc. Wts.
  (acquired 6/18/97 through 9/11/97,
  cost $198,500)*++@ ......................         170     $          2
Aurora Foods Inc. Com* ....................         334                3
eSpire Communications Inc. Wts.
  (acquired 1/5/96, cost
  $427,500)*++@............................       9,500               95
Freedom Pay Inc. Com. (acquired
  3/29/00, cost $50,875)*++@...............   3,145,340           31,453
Ladish Inc. Com.* .........................      50,946          447,306
Micadant PLC Com. (acquired 7/1/01,
  cost $0)*@...............................     492,397            9,062
Phase Metrics Inc. Cl. A Com.
  (acquired 1/23/98 through 6/9/98,
  cost $11,424,092)*++@....................     842,908          236,014
Prime Succession Holdings Inc. Com.
  (acquired 10/7/98 thru 11/20/01,
  cost $1,809,483)*++@ ....................     266,679            2,667
Primus Telecommunications Group
  Wts. (acquired 7/30/97,
  cost $78,890)*++@ .......................       7,000              700
Protection One Inc. Wts.
  (acquired 5/10/95 and 7/10/95,
  cost $36,503)*++@ .......................      10,400              104
Reunion Industries Inc. Com* ..............       8,341            3,003
Waxman Industries Inc. Wts.
  (acquired 8/12/94, cost $0)*++@ .........     236,000           35,400
                                                            ------------
Total Common Stocks & Other (Cost $14,065,746)............       765,809
                                                            ------------
Short-Term Investments 13.6%
State Street Navigator Securities
  Lending Prime Portfolio .................  46,101,533       46,101,533
                                                            ------------
Total Short-Term Investments (Cost $46,101,533) ..........    46,101,533
                                                            ------------

                                                    Principal      Maturity
                                                      Amount         Date            Value
                                                   ----------     ----------    -------------
Commercial Paper 0.7%
Morgan Stanley Dean Witter &
  Co., 1.050% .................................... $2,413,000     4/01/2004     $  2,413,000
                                                                                -------------
Total Commercial Paper (Cost $2,413,000).....................................      2,413,000
                                                                                -------------
Total Investments (Cost $377,589,662) - 112.7%...............................    381,270,908
Cash and Other Assets, Less Liabilities - (12.7%) ...........................    (42,859,383)
                                                                                -------------
Net Assets - 100.0% .........................................................   $338,411,525
                                                                                =============

KEY TO SYMBOLS

*    Non-income-producing securities.

@ Security valued under consistently applied procedures established by the Trustees.

++ Security restricted as to public resale. At March 31, 2004, there were no outstanding unrestricted securities of the same class as those held. The total cost and market value of restricted securities owned at March 31, 2004 were $13,399,843 and $306,435 (0.09% of net assets), respectively.

+ Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at March 31, 2004, were $111,561,798 and $116,479,477
     (34.4% of net assets), respectively.

# Interest rates on these floating-rate bonds will reset annually or biannually based on the six-month London Interbank Offered Rate (LIBOR) plus 0.8125%.

Federal Income Tax Information
At March 31, 2004, the net unrealized appreciation of investments based on cost for federal income tax purposes of $377,737,955 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there is an excess of value over
tax cost                                                                        $ 20,004,274

Aggregate gross unrealized depreciation for all
investments in which there is an excess of tax cost
over value                                                                        (16,471,321)
                                                                                -------------
                                                                                $   3,532,953
                                                                                =============


The notes are an integral part of the financial statements.
                                       State Street Research High Income Fund  9

------------
FINANCIAL
------------
       Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
March 31, 2004

Assets
Investments, at value (Cost $377,589,662) (Note 1) ...........   $381,270,908
Receivable for securities sold ...............................      8,994,983
Interest receivable ..........................................      6,342,945
Receivable for fund shares sold ..............................        138,804
Other assets .................................................         43,374
                                                                 ------------
                                                                  396,791,014
                                                                 ------------
Liabilities
Payable for collateral received on securities loaned .........     46,101,533
Payable for securities purchased .............................     10,348,719
Dividends payable ............................................        655,430
Payable for fund shares redeemed .............................        522,955
Accrued transfer agent and shareholder services ..............        298,657
Accrued management fee .......................................        170,285
Accrued distribution and service fees ........................         78,014
Accrued trustees' fees .......................................         10,747
Accrued administration fee ...................................          7,364
Payable to custodian .........................................          4,211
Other accrued expenses .......................................        181,574
                                                                 ------------
                                                                   58,379,489
                                                                 ------------
Net Assets ...................................................   $338,411,525
                                                                 ============
Net Assets consist of:
  Undistributed net investment income ........................   $    874,484
  Unrealized appreciation of investments .....................      3,681,246
  Accumulated net realized loss ..............................   (455,702,500)
  Paid-in capital ............................................    789,558,295
                                                                 ------------
                                                                 $338,411,525
                                                                 ============

                   Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.

Class       Net Assets      +     Number of Shares     =        NAV
A          $234,343,151              66,909,663                $3.50*
B(1)       $ 40,911,060              11,823,239                $3.46**
B          $ 46,365,170              13,322,627                $3.48**
C          $ 11,598,455               3,334,933                $3.48**
S          $  5,193,689               1,499,572                $3.46

*    Maximum offering price per share = $3.66 ($3.50 [divided by] 0.955)

** When you sell Class B(1), Class B or Class C shares, you receive the net asset value minus deferred sales charge, if any.

Statement of Operations
--------------------------------------------------------------------------------
For the year ended March 31, 2004

Investment Income
Interest (net of foreign taxes of $1,831) (Note 1) ...........    $30,001,753
                                                                  -----------
Expenses
Management fee (Note 2) ......................................      2,131,982
Transfer agent and shareholder services (Note 2) .............        987,634
Distribution and service fees -- Class A (Note 4) ............        712,487
Distribution and service fees -- Class B(1) (Note 4) .........        398,550
Distribution and service fees -- Class B (Note 4) ............        554,551
Distribution and service fees -- Class C (Note 4) ............        122,604
Custodian fee ................................................        162,655
Administration fee (Note 2) ..................................         92,598
Reports to shareholders ......................................         87,249
Registration fees ............................................         64,782
Audit fee ....................................................         39,048
Trustees' fees (Note 2) ......................................         27,846
Legal fees ...................................................          4,498
Miscellaneous ................................................         60,213
                                                                  -----------
                                                                    5,446,697
Fees paid indirectly (Note 2) ................................         (7,840)
                                                                  -----------
                                                                    5,438,857
                                                                  -----------
                                                                   24,562,896
Reimbursement of distribution fees (Note 4) ..................         66,321
                                                                  -----------
Net investment income ........................................     24,629,217
                                                                  -----------
Realized and Unrealized Gain on
Investments
Net increase from payment by affiliate (Note 2) ..............          9,052
Net realized gain on investments .............................      7,641,051
Change in unrealized appreciation of investments .............     21,979,994
                                                                  -----------
Net gain on investments ......................................     29,630,097
                                                                  -----------
Net increase in net assets resulting from operations .........    $54,259,314
                                                                  ===========


10 The notes are an integral part of the financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                       Years ended March 31
                                                --------------------------------
                                                     2004               2003*
                                                --------------------------------
Increase (Decrease) In Net Assets
Operations:
Net investment income .......................   $ 24,629,217       $ 23,159,505
Net increase from payment by affiliate                 9,052                 --
Net realized gain (loss) on investments            7,641,051        (10,892,198)
Change in unrealized appreciation
  of investments ............................     21,979,994          5,438,809
                                                ------------       ------------
Net increase in net assets resulting
  from operations ...........................     54,259,314         17,706,116
                                                ------------       ------------
Dividends from net investment income:
  Class A ...................................    (17,101,624)       (16,818,674)
  Class B(1) ................................     (2,637,145)        (1,761,228)
  Class B ...................................     (3,772,753)        (4,555,287)
  Class C ...................................       (804,787)          (649,537)
  Class S ...................................       (651,507)          (369,268)
                                                ------------       ------------
                                                 (24,967,816)       (24,153,994)
                                                ------------       ------------
Net increase (decrease) from fund
  share transactions (Note 6) ...............    (54,115,623)        42,793,371
                                                ------------       ------------
Total increase (decrease) in net assets .....    (24,824,125)        36,345,493
Net Assets
Beginning of year ...........................    363,235,650        326,890,157
                                                ------------       ------------
End of year (including undistributed
  net investment income of $874,484
  and $199,862 respectively) ................   $338,411,525       $363,235,650
                                                ============       ============

* Audited by other auditors



Notes to Financial Statements
--------------------------------------------------------------------------------
March 31, 2004

Note 1
State Street Research High Income Fund is a series of State Street Research Income Trust (the "Trust"), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended as an open-end management investment company.

The investment objective of the fund is to seek, primarily, high current income and, secondarily, capital appreciation, from investments in fixed income securities. Under normal circumstances, the fund invests at least 80% of its net assets in low-quality securities, primarily junk bonds. In selecting investments for the fund, the investment manager seeks to identify those fixed income securities that it believes will not involve undue risk. Certain of the fund's investments, however, may be considered predominantly speculative.

The fund offers five classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B(1) shares pay annual service and distribution fees equal to 1.00% of average daily net assets and automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) shares are subject to a contingent deferred sales charge on certain redemptions made within six years of purchase. Class B shares are offered only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds. From April 1, 2003 to March 18, 2004, Class B shares paid annual service and distribution fees of 1.00%. Effective March 19, 2004, the annual service and distribution fees paid by Class B shares were voluntarily reduced to 0.00%. Class B shares automatically convert into Class A shares at the end of eight years. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of purchase. Class C shares also pay annual service and distribution fees equal to 1.00% of average daily net assets. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an investment management subsidiary of MetLife, Inc. ("MetLife"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees. The fund's expenses are borne pro rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the fund in preparing its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuation
Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system are valued at closing prices supplied through such system. If not quoted on the Nasdaq system, such securities are valued at prices obtained from independent brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustees. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are


The notes are an integral part of the financial statements.
                                      State Street Research High Income Fund  11

--------------------------------------------------------------------------------

expected to materially affect the value of these securities, then they are valued at their fair value taking this trading or these events into account.

B. Security Transactions
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. As part of the custodian contract between the custodian bank and the fund, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restriction to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At March 31, 2004, the payable to the custodian bank of $4,211 represents the amount due for cash advance for the settlement of a security purchased.

C. Net Investment Income
Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. The fund is charged for expenses directly attributable to it, while indirect expenses are allocated between both funds in the Trust.

D. Dividends
Dividends from net investment income are declared daily and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended March 31, 2004, the fund has designated $24,967,816 as ordinary income dividends, and $0 as long-term capital gains distributions.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The difference is primarily caused by differing treatment of accrued interest on defaulted bonds and premium amortization on fixed income securities.

E. Federal Income Taxes
No provision for federal income taxes is necessary because the fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

At March 31, 2004, the fund had a net capital loss carryforward of $455,595,025 available, to the extent provided in regulations, to offset future capital gains, if any, of which $3,347,001, $43,790,700, $69,423,365, $274,585,781 and
$64,448,178 expire on March 31, 2007, 2008, 2009, 2010 and 2011, respectively.
A portion of the losses expiring in 2007, 2008, 2009 and 2010, $3,347,001, $5,252,309, $11,304,243 and $949,368, respectively, were acquired in connection with the merger of State Street Research Strategic Income Fund. Future utilization of these losses may be limited under current tax laws.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 2002, through March 31, 2003, the fund incurred net capital losses of $114,958 and has deferred and treated such losses as arising in the fiscal year ended March 31, 2004.

To the extent book/tax differences are permanent in nature, such amounts are reclassified within the capital accounts based on federal tax basis treatment. The fund reclassified for book purposes amounts arising from permanent book/tax differences primarily relating to premium amortization and maturity of defaulted bonds. At March 31, 2004, components of distributable earnings on a tax basis differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences largely arising from wash sales, capital loss carryforwards and premium amortization. At March 31, 2004, the tax basis distributable earnings were $1,570,732 in undistributed ordinary income and $0 in undistributed long- term gains.

F. Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

G. Securities Lending
The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the fund will bear the loss. At March 31, 2004, the value of the securities loaned and the value of collateral were $44,727,640 and $46,101,533, respectively. During the year ended March 31, 2004, income from securities lending amounted to $76,377 and is included in interest income.

Note 2
The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.60% of the first $500 million of net assets annually, 0.55% of the next $500 million, and 0.50% of any amount over $1 billion. In consideration of these fees, the Adviser furnishes the fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended March 31, 2004, the fees pursuant to such agreement amounted to $2,131,982.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), provides certain shareholder services to the fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the fund. In addition, MetLife receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, such as employee benefit plans, through or under which shares of the fund may be purchased. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs. During the year ended March 31, 2004, the amount of such expenses allocated to the fund was $356,193.

The fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the year ended March 31, 2004, the fund's transfer agent fees were reduced by $7,840 under these arrangements.

The fees of the Trustees not currently affiliated with the Adviser amounted to $27,846 during the year ended March 31, 2004.

The fund has agreed to pay the Adviser for certain administrative costs incurred in providing other assistance and services to the fund. The fee was based on a fixed amount that has been allocated equally among State Street Research funds. During the year ended March 31, 2004, the amount of such expenses was $92,598.

On February 19, 2004, the Distributor entered into an agreement with the NASD resolving all outstanding issues relating to an investigation by the NASD of the Distributor's email retention practices and supervision of trading activity in shares of the State Street Research funds. The Distributor, without admitting or denying the allegations or the findings set forth in the agreement, and solely for the purposes of the settlement, agreed to the entry of certain findings by the NASD relating to the Distributor's compliance with document retention requirements and the Distributor's supervision of enforcement of shareholder exchange limitations set forth in the funds' prospectuses. The agreement contains no allegations or findings of fraudulent conduct by the Distributor. As part of this agreement the Distributor made a payment to the Fund to compensate the Fund for losses relating to the exchange of fund shares beyond the annual limit set forth in the Fund's prospectus. The payment was allocated among the fund's share classes as follows: $6,087 to Class A; $1,118 to Class B(1); $1,311 to Class B; $319 to Class C; and $217 to Class S. These amounts are shown in the total amount of $9,052 as "Net increase from payment by affiliate" in the Statement of Operations.

Note 3
For the year ended March 31, 2004, purchases and sales of securities, exclusive of short-term obligations and U.S. government obligations, aggregated $419,215,441 and $456,791,862, respectively.

Note 4
The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plans, the fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1) and Class C shares. In addition, the fund pays annual distribution fees of 0.05% of average daily net assets for Class A shares. The fund pays annual distribution fees of 0.75% of average daily net assets for Class B(1) and Class C shares. From April 1, 2003 to March 18, 2004, the fund paid annual service and distribution fees of 1.00% of average daily net assets for Class B shares. Effective March 19, 2004, the annual service and distribution fees paid by Class B shares were voluntarily waived to 0.00%. The fund expects this waiver to continue, although there is no guarantee that it will. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For Class A, Class B and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the plan, and any unused payments are returnable to the fund. For Class B(1) shares the payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund. During the year ended March 31, 2004, the Distributor reimbursed a total of $66,321 to Class B shares of the fund reflecting the estimated excess of payments received over costs incurred under the plan. This amount is shown as "Reimbursement of distribution fees" in the Statement of Operations. For the year ended March 31, 2004, fees pursuant to such plans amounted to $712,487, $398,550, $554,551 and $122,604 for Class A,
Class B(1), Class B and Class C shares, respectively. For Class A, Class B and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the plan, and any unused payments are returnable to the fund. As of March 31, 2004, there were $2,923,614 and $2,408,194 for Class A and Class C, respectively, of unreimbursed distribution and shareholder servicing related expenses to be carried forward to future plan years. For Class B(1) shares, the payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund.

The fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of MetLife, earned initial sales charges aggregating $551,270 and $1,261,133, respectively, on sales of Class A shares of the fund during the year ended March 31, 2004, and that MetLife Securities, Inc., earned commissions aggregating $805,597 and $62,785 on sales of Class B(1) and Class C shares, respectively, and the Distributor collected contingent deferred sales charges aggregating $157,852, $12,549 and $381 on redemptions of Class B(1), Class B and Class C shares, respectively, during the same period.

Note 5
PricewaterhouseCoopers LLP resigned as the fund's independent accountants as of April 25, 2003. The Trustees voted to appoint Deloitte & Touche LLP as the fund's independent accountants for the fund's fiscal year ended March 31, 2004. During the previous two years, PricewaterhouseCoopers LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and through April 25, 2003, there were no disagreements between the fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.


                                       State Street Research High Income Fund 13

Note 6
The trustees have the authority to issue an unlimited number of shares of beneficial interest at $0.001 par value per share.

These transactions break down by share class as follows:

                                                                                         Years ended March 31
                                                                   ----------------------------------------------------------------
                                                                               2004                             2003*
                                                                   ----------------------------------------------------------------
Class A                                                               Shares            Amount         Shares            Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                         67,387,812      $ 224,854,937     52,284,767      $ 165,355,126
Issued in connection with acquisition of Strategic Income Fund              --                 --      5,706,743         18,204,510
Issued upon reinvestment of dividends from net investment income     3,676,087         12,483,631      3,516,042         11,158,479
Shares redeemed                                                    (79,294,980)      (265,525,730)   (51,768,395)      (164,212,893)
                                                                   -----------      -------------    -----------      -------------
Net increase (decrease)                                             (8,231,081)     $ (28,187,162)     9,739,157      $  30,505,222
                                                                   ===========      =============    ===========      =============

Class B(1)                                                            Shares            Amount         Shares            Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                          3,170,427      $  10,621,570      2,602,510      $   8,180,420
Issued in connection with acquisition of Strategic Income Fund              --                 --      3,380,392         10,682,038
Issued upon reinvestment of dividends from net investment income       538,601          1,757,195        331,552          1,042,352
Shares redeemed                                                     (3,025,254)       (10,165,178)    (2,411,666)        (8,501,187)
                                                                   -----------      -------------    -----------      -------------
Net increase                                                           683,774      $   2,213,587      3,902,788      $  11,403,623
                                                                   ===========      =============    ===========      =============

Class B                                                               Shares            Amount         Shares            Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                            539,828      $   1,808,194        771,634      $   2,454,011
Issued in connection with acquisition of Strategic Income Fund              --                 --      4,551,737         14,429,006
Issued upon reinvestment of dividends from net investment income       669,357          2,255,751        782,596          2,467,980
Shares redeemed                                                     (7,898,226)       (26,666,918)    (8,603,561)       (26,369,187)
                                                                   -----------      -------------    -----------      -------------
Net decrease                                                        (6,689,041)     $ (22,602,973)    (2,497,594)     $  (7,018,190)
                                                                   ===========      =============     ===========     =============

Class C                                                               Shares            Amount         Shares            Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                          1,299,737      $   4,322,789      1,468,188      $   4,616,179
Issued in connection with acquisition of Strategic Income Fund              --                 --        680,946          2,158,600
Issued upon reinvestment of dividends from net investment income       118,552            400,008         89,096            280,839
Shares redeemed                                                     (1,823,813)        (6,108,148)    (1,115,064)        (3,372,980)
                                                                   -----------      -------------    -----------      -------------
Net increase (decrease)                                               (405,524)     $  (1,385,351)     1,123,166      $   3,682,638
                                                                   ===========      =============    ===========      =============

Class S                                                               Shares            Amount         Shares            Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                          4,344,157      $  14,346,842      4,318,082      $  13,579,470
Issued in connection with acquisition of Strategic Income Fund              --                 --        973,303          3,075,636
Issued upon reinvestment of dividends from net investment income       176,312            592,285        102,798            323,540
Shares redeemed                                                     (5,717,809)       (19,092,851)    (3,894,087)       (12,758,568)
                                                                    ----------     --------------      ----------     -------------
Net increase (decrease)                                             (1,197,340)     $  (4,153,724)     1,500,096      $   4,220,078
                                                                    ==========     ==============      ==========     =============

* Audited by other auditors

-------------
FINANCIAL
-------------
        Highlights

For a share outstanding throughout each year:

                                                                                           Class A
                                                              --------------------------------------------------------------------
                                                                                     Years ended March 31
                                                              --------------------------------------------------------------------
                                                              2004(a)(e)   2003(a)(d)    2002(a)(c)(d)     2001(a)(d)  2000(a)(d)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                              3.23         3.31             3.48           5.05        5.65
                                                                  ------        -----            -----         ------       -----
 Net investment income ($)                                          0.24         0.25             0.23           0.43        0.52
 Net realized and unrealized gain (loss) on investments ($)         0.28        (0.07)           (0.12)         (1.57)      (0.60)
                                                                  ------        -----            -----         ------       -----
Total from investment operations ($)                                0.52         0.18             0.11          (1.14)      (0.08)
                                                                  ------        -----            -----         ------       -----
 Dividends from net investment income ($)                          (0.25)       (0.26)           (0.28)         (0.43)      (0.52)
                                                                  ------        -----            -----         ------       -----
Total distributions ($)                                            (0.25)       (0.26)           (0.28)         (0.43)      (0.52)
                                                                  ------        -----            -----         ------       -----
Net asset value, end of year ($)                                    3.50         3.23             3.31           3.48        5.05
                                                                  ======        =====            =====         ======       =====
Total return (%)(b)                                                16.42         6.02             3.33         (23.51)      (1.65)

Ratios/supplemental data:
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                          234,343      242,824          216,612        257,702     501,042
Expense ratio (%)                                                   1.33         1.48             1.48           1.30        1.12
Expense ratio after expense reductions (%)                          1.33         1.47             1.47           1.29        1.11
Ratio of net investment income to average net assets (%)            7.12         7.92             6.83          10.15        9.50
Portfolio turnover rate (%)                                       121.54        98.71            80.07          52.96       50.49

                                                                                           Class B(1)
                                                              --------------------------------------------------------------------
                                                                                     Years ended March 31
                                                              --------------------------------------------------------------------
                                                              2004(a)(e)   2003(a)(d)    2002(a)(c)(d)     2001(a)(d)  2000(a)(d)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                              3.20         3.28             3.45           5.01        5.62
                                                                  ------        -----            -----          -----       -----
 Net investment income ($)                                          0.22         0.22             0.20           0.40        0.47
 Net realized and unrealized gain (loss) on investments ($)         0.26        (0.06)           (0.12)         (1.55)      (0.60)
                                                                  ------        -----            -----          -----       -----
Total from investment operations ($)                                0.48         0.16             0.08          (1.15)      (0.13)
                                                                  ------        -----            -----          -----       -----
 Dividends from net investment income ($)                          (0.22)       (0.24)           (0.25)         (0.41)      (0.48)
                                                                  ------        -----            -----          -----       -----
Total distributions ($)                                            (0.22)       (0.24)           (0.25)         (0.41)      (0.48)
                                                                  ------        -----            -----          -----       -----
Net asset value, end of year ($)                                    3.46         3.20             3.28           3.45        5.01
                                                                  ======        =====            =====          =====       =====
Total return (%)(b)                                                15.47         5.36             2.65          24.03       (2.57)

Ratios/supplemental data:
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                           40,911       35,593           23,728         24,472      36,038
Expense ratio (%)                                                   2.03         2.18             2.18           2.00        1.87
Expense ratio after expense reductions (%)                          2.03         2.17             2.17           1.99        1.86
Ratio of net investment income to average net assets (%)            6.41         7.21             6.13           9.62        8.76
Portfolio turnover rate (%)                                       121.54        98.71            80.07          52.96       50.49

                                                                                           Class B
                                                           -----------------------------------------------------------------------
                                                                                     Years ended March 31
                                                           -----------------------------------------------------------------------
                                                           2004(a)(e)(f)   2003(a)(d)    2002(a)(c)(d)     2001(a)(d)  2000(a)(d)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                              3.21         3.29             3.46           5.02        5.62
                                                                  ------        -----            -----         ------       -----
 Net investment income ($)                                          0.22         0.23             0.20           0.40        0.47
 Net realized and unrealized gain (loss) on investments ($)         0.27        (0.07)           (0.12)         (1.55)      (0.59)
                                                                  ------        -----            -----         ------       -----
Total from investment operations ($)                                0.49         0.16             0.08          (1.15)      (0.12)
                                                                  ------        -----            -----         ------       -----
 Dividends from net investment income ($)                          (0.22)       (0.24)           (0.25)         (0.41)      (0.48)
                                                                  ------        -----            -----         ------       -----
Total distributions ($)                                            (0.22)       (0.24)           (0.25)         (0.41)      (0.48)
                                                                  ------        -----            -----         ------       -----
Net asset value, end of year ($)                                    3.48         3.21             3.29           3.46        5.02
                                                                  ======        =====            =====         ======       =====
Total return (%)(b)                                                15.78         5.33             2.64         (23.98)      (2.38)
Ratios/supplemental data:
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                           46,365       64,182           74,004        109,691     230,786
Expense ratio (%)                                                   2.03         2.18             2.18           2.00        1.87
Expense ratio after expense reductions (%)                          2.03         2.17             2.17           1.99        1.86
Ratio of net investment income to average net assets (%)            6.57         7.23             6.14           9.41        8.76
Portfolio turnover rate (%)                                       121.54        98.71            80.07          52.96       50.49


                                       State Street Research High Income Fund 15

FINANCIAL
        Highlights


                                                                                           Class C
                                                             --------------------------------------------------------------------
                                                                                     Years ended March 31
                                                             --------------------------------------------------------------------
                                                             2004(a)(e)   2003(a)(d)   2002(a)(c)(d)   2001(a)(d)   2000(a)(d)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                             3.21         3.29          3.46           5.02         5.63
                                                                 ------        -----         -----         ------        -----
 Net investment income ($)                                         0.22         0.23          0.20           0.40         0.48
 Net realized and unrealized gain (loss) on investments ($)        0.27        (0.07)        (0.12)         (1.55)       (0.61)
                                                                 ------        -----         -----         ------        -----
Total from investment operations ($)                               0.49         0.16          0.08          (1.15)       (0.13)
                                                                 ------        -----         -----         ------        -----
 Dividends from net investment income ($)                         (0.22)       (0.24)        (0.25)         (0.41)       (0.48)
                                                                 ------        -----         -----         ------        -----
Total distributions ($)                                           (0.22)       (0.24)        (0.25)         (0.41)       (0.48)
                                                                 ------        -----         -----         ------        -----
Net asset value, end of year ($)                                   3.48         3.21          3.29           3.46         5.02
                                                                 ======        =====         =====         ======        =====
Total return (%)(b)                                               15.73         5.33          2.63         (23.98)       (2.57)

Ratios/supplemental data:
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                          11,598       12,008         8,616         11,896       26,154
Expense ratio (%)                                                  2.03         2.18          2.18           2.00         1.87
Expense ratio after expense reductions (%)                         2.03         2.17          2.17           1.99         1.86
Ratio of net investment income to average net assets (%)           6.42         7.21          6.16           9.40         8.77
Portfolio turnover rate (%)                                      121.54        98.71         80.07          52.96        50.49

                                                                                           Class S
                                                             --------------------------------------------------------------------
                                                                                     Years ended March 31
                                                             --------------------------------------------------------------------
                                                             2004(a)(e)   2003(a)(d) 2002(a)(c)(d)     2001(a)(d)   2000(a)(d)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                             3.20         3.28          3.46           5.01         5.61
                                                                 ------        -----         -----         ------        -----
 Net investment income ($)                                         0.25         0.25          0.24           0.41         0.53
 Net realized and unrealized gain (loss) on investments ($)        0.27        (0.06)        (0.13)         (1.51)       (0.60)
                                                                 ------        -----         -----         ------        -----
Total from investment operations ($)                               0.52         0.19          0.11          (1.10)       (0.07)
                                                                 ------        -----         -----         ------        -----
 Dividends from net investment income ($)                         (0.26)       (0.27)        (0.29)         (0.45)       (0.53)
                                                                 ------        -----         -----         ------        -----
Total distributions ($)                                           (0.26)       (0.27)        (0.29)         (0.45)       (0.53)
                                                                 ------        -----         -----         ------        -----
Net asset value, end of year ($)                                   3.46         3.20          3.28           3.46         5.01
                                                                 ======        =====         =====         ======        =====
Total return (%)(b)                                               16.61         6.40          3.36         (23.06)       (1.41)

Ratios/supplemental data:
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                           5,194        8,628         3,930          3,438       45,737
Expense ratio (%)                                                  1.03         1.18          1.18           1.00         0.87
Expense ratio after expense reductions (%)                         1.03         1.17          1.17           0.99         0.86
Ratio of net investment income to average net assets (%)           7.43         7.92          7.20          10.40         9.81
Portfolio turnover rate (%)                                      121.54        98.71         80.07          52.96        50.49

(a)  Per-share figures have been calculated using the average shares method.

(b)  Does not reflect any front-end or contingent deferred sales charges.

(c) Effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audit of Investment Companies and began amortizing premium on all fixed income securities. The effect of this change for the year ended March 31, 2002, was to decrease net investment income per share by $0.05, increase net realized and unrealized loss per share by $0.05, and decrease the ratio of net investment income to average net assets by 1.47%. The financial highlights for the period prior to April 1, 2001, have not been restated for this change in policy.

(d)  Audited by other auditors

(e) During the year ended March 31, 2004, the Distributor made restitution payments to the fund as part of a settlement with NASD. These payments had no effect on net investment income per share, total return and the ratio of net investment income to average net assets.

(f) During the year ended March 31, 2004, the Distributor reimbursed Class B shares of the Fund the estimated excess of payments received over costs incurred under the 12b-1 plan. The effect of this reimbursement was to increase net investment income per share $0.00, increase the total return 0.00% and increase the ratio of net investment income to average net assets 0.12%.

------------------------
INDEPENDENT AUDITORS'
------------------------
                  Report

To the Board of Trustees and Shareholders of State Street Research High Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of State Street Research High Income Fund (the "Fund"), a series of State Street Research Income Trust, as of March 31, 2004, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year ended March 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended March 31, 2003, and the financial highlights for each of the years in the four-year period ended March 31, 2003, were audited by other auditors whose report dated May 9, 2003, expressed an unqualified opinion on such statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2004, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts

May 19, 2004

                                       State Street Research High Income Fund 17

--------------------------
TRUSTEES AND OFFICERS
--------------------------
                   State Street Research Income Trust

                                                                                            Number of Funds
Name,                   Position(s)    Term of Office                                       in Fund Complex      Other
Address                  Held with      and Length of        Principal Occupations          Overseen by          Directorships Held
and Age(a)                  Fund       Time Served(b)         During Past 5 Years           Trustee/Officer(c)   by Trustee/Officer
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
Bruce R. Bond            Trustee           Since        Retired; formerly Chairman of the         19             Avaya Corp.
(58)                                       1999         Board, Chief Executive Officer and
                                                        President, PictureTel Corporation
                                                        (video conferencing systems)
------------------------------------------------------------------------------------------------------------------------------------

Peter S. Drotch          Trustee           Since        Retired; formerly Partner,                19             The First
(62)                                       2004         PricewaterhouseCoopers LLP                               Marblehead Corp.
------------------------------------------------------------------------------------------------------------------------------------
Steve A. Garban          Trustee           Since        Retired; formerly Senior Vice             53             Metropolitan Series
(66)                                       1997         President for Finance and                                Fund, Inc.; and
                                                        Operations and Treasurer, The                            Metropolitan Series
                                                        Pennsylvania State University                            Fund II
------------------------------------------------------------------------------------------------------------------------------------
Susan M. Phillips        Trustee           Since        Dean, School of Business and Public       19             The Kroger Co.
(59)                                       1999         Management, George Washington
                                                        University; formerly a member of
                                                        the Board of Governors of the
                                                        Federal Reserve System; and
                                                        Chairman and Commissioner of the
                                                        Commodity Futures Trading
                                                        Commission
------------------------------------------------------------------------------------------------------------------------------------
Toby Rosenblatt          Trustee           Since        President, Founders Investments           53             A.P. Pharma, Inc.;
(65)                                       1993         Ltd. (investments); President,                           Metropolitan Series
                                                        Pacific Four Investments                                 Fund, Inc.; and
                                                        (investments); formerly President,                       Metropolitan Series
                                                        The Glen Ellen Company (private                          Fund II
                                                        investment firm)
------------------------------------------------------------------------------------------------------------------------------------
Michael S.               Trustee           Since        Jay W. Forrester Professor of             53             Metropolitan Series
Scott Morton (66)                          1987         Management, Sloan School of                              Fund, Inc.; and
                                                        Management, Massachusetts Institute                      Metropolitan Series
                                                        of Technology                                            Fund II
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees
Richard S. Davis(+)      Trustee           Since        Chairman of the Board, President          19             None
(58)                                       2000         and Chief Executive Officer of
                                                        State Street Research & Management
                                                        Company; formerly Senior Vice
                                                        President, Fixed Income
                                                        Investments, Metropolitan Life
                                                        Insurance Company
------------------------------------------------------------------------------------------------------------------------------------
Officers
Donald G. DeVeuve        Vice              Since        Senior Vice President of State             6             None
(47)                     President         2001         Street Research & Management
                                                        Company; formerly Vice President,
                                                        State Street Research & Management
                                                        Company
------------------------------------------------------------------------------------------------------------------------------------
C. Kim Goodwin           Vice              Since        Managing Director and Chief               18             None
(45)                     President         2002         Investment Officer - Equities of
                                                        State Street Research & Management
                                                        Company; formerly Chief Investment
                                                        Officer - U.S. Growth Equities,
                                                        American Century
------------------------------------------------------------------------------------------------------------------------------------
John S. Lombardo         Vice              Since        Managing Director, Chief Financial        19             None
(49)                     President         2001         Officer and Director of State
                                                        Street Research & Management
                                                        Company; formerly Executive Vice
                                                        President, State Street Research &
                                                        Management Company; and Senior Vice
                                                        President, Product and Financial
                                                        Management, MetLife Auto & Home
------------------------------------------------------------------------------------------------------------------------------------
Mark Marinella           Vice              Since        Managing Director and Chief                9             None
(46)                     President         2003         Investment Officer - Fixed Income,
                                                        State Street Research & Management
                                                        Company; formerly Executive Vice
                                                        President and Senior Vice
                                                        President, State Street Research &
                                                        Management Company; and Chief
                                                        Investment Officer and Head of
                                                        Fixed Income, Columbia Management
                                                        Group
------------------------------------------------------------------------------------------------------------------------------------
Elizabeth M.             Vice              Since        Managing Director of State Street          8             None
Westvold (43)            President         2003         Research & Management Company;
                                                        formerly Senior Vice President,
                                                        State Street Research & Management
                                                        Company
------------------------------------------------------------------------------------------------------------------------------------
Douglas A. Romich        Treasurer         Since        Senior Vice President and Treasurer       19             None
(47)                                       2001         of State Street Research &
                                                        Management Company; formerly Vice
                                                        President and Assistant Treasurer,
                                                        State Street Research & Management
                                                        Company
------------------------------------------------------------------------------------------------------------------------------------

The fund's Statement of Additional Information includes additional information about the fund's trustees, and is available without charge, by contacting State Street Research, One Financial Center, Boston, Massachusetts 02111-2690, or by calling toll-free 1-87-SSR-FUNDS (1-877-773-8637).

(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.

(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.

(c) Includes all series of 9 investment companies for which State Street Research & Management Company serves as sole investment adviser and all series of Metropolitan Series Fund, Inc. and Metropolitan Series Fund II. The primary adviser to Metropolitan Series Fund, Inc. and Metropolitan Series Fund II is MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc.

(+) Mr. Davis is an "interested person" of the Trust under the Investment Company Act of 1940 by reason of his affiliation with the Trust's Investment Manager, State Street Research & Management Company, as noted.

                                                                                                                  ----------------
[LOGO STATE STREET RESEARCH]                                                                                      |   PRSRT STD  |
      One Financial Center                                                                                        | U.S. POSTAGE |
      Boston, MA 02111-2690                                                                                       |      PAID    |
                                                                                                                  |   PERMIT #6  |
                                                                                                                  |   HUDSON, MA |
                                                                                                                  ----------------

------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
New accounts, mutual fund purchases,                                            Did You Know?
exchanges and account information
                                                                                State Street Research offers electronic delivery
Internet   www.ssrfunds.com                                                     of quarterly statements, shareholder reports
                                                                                and fund prospectuses. If you elect this
E-mail     info@ssrfunds.com                                                    option, we will send these materials to you
                                                                                via e-mail. To learn more, visit us on the Web
Phone      1-87-SSR-FUNDS (1-877-773-8637),                                     at www.ssrfunds.com and click on "Go to
           toll-free, 7 days a week, 24 hours a day                             Your Account" or call us at 1-87-SSR-FUNDS
           Hearing-impaired: 1-800-676-7876                                     (1-877-773-8637).
           Chinese- and Spanish-speaking: 1-888-638-3193
                                                                                Did you know that you can give a State
Fax        1-617-737-9722 (request confirmation number                          Street Research mutual fund as a gift?
           first from the Service Center by calling 1-877-773-8637)             Call a service center representative at
                                                                                1-87-SSR-FUNDS (1-877-773-8637),
Mail       State Street Research Service Center                                 Monday through Friday, 8am-6pm
           P.O. Box 8408, Boston, MA 02266-8408                                 eastern time, to learn more.
---------------------------------------------------------------------------------------------------------------------------------

Investors should carefully consider the fund's investment objective, risks, charges and expenses before investing. The fund's prospectus contains more complete information on these and other matters. A prospectus for High
Income Fund is available through your financial professional, by calling toll-free 1-87-SSR-FUNDS (1-877-773-8637) or by visiting our website at www.ssrfunds.com. Please read the prospectus carefully before investing.

OverView
For more information on the products and services we offer, refer to                               [GRAPHIC]
OverView, our quarterly shareholder newsletter.                                                for Excellence in
                                                                                           Shareholder Communications
Webcasts
For a professional perspective on the markets, the economy and timely                               [GRAPHIC]
investment topics, tune in to a State Street Research webcast by visiting                  for Excellence in Service
our website at www.ssrfunds.com.

Complete Fund Listing
For a list of our funds, visit our website at www.ssrfunds.com under Research Our Funds.

This report must be accompanied or preceded by a current prospectus. When used as sales material after June 30, 2004, this report must be accompanied by a current Quarterly Performance Update.

"State Street Research Proxy Voting Policies and Procedures"--which describes how we vote proxies relating to portfolio securities--is available upon request, free of charge, by calling the State Street Research Service Center toll-free at 1-87-SSR-FUNDS (1-877-773-8637) or by accessing the U.S. Securities and Exchange Commission website at www.sec.gov.

The DALBAR awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

Member NASD, SIPC
(C)2004 State Street Research Investment Services, Inc.
One Financial Center
Boston, MA  02111-2690
www.ssrfunds.com

CONTROLNUMBER:(exp0505)SSR-LD   HI-1758-0504

                               FORM N-CSR(2 OF 3)

ITEM 2: CODE OF ETHICS

     (a) The Registrant has, as of the end of the period covered by this report, adopted a code of ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in the instructions to Form N-CSR that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

     (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3: AUDIT COMMITTEE FINANCIAL EXPERT

       The Registrant's Board of Trustees has determined that Steve A. Garban, a member of the Registrant's Board of Trustees and Audit Committee, qualifies as the "audit committee financial expert" as such term is defined in the instructions to Form N-CSR. Mr. Garban is "independent", as defined in the instructions to Form N-CSR.

ITEM 4: PRINCIPAL ACCOUNTANT FEES AND SERVICES


(a) Audit Fees
    Fiscal year ended March 31, 2003*        $82,000
    Fiscal year ended March 31, 2004         $59,500

(b) Audit-Related Fees - Represents fees for assurance and related services related to the audit of the registrant's financial statements.
    Fiscal year ended March 31, 2003*        $0
    Fiscal year ended March 31, 2004         $0

(c) Tax Fees - Represents fees for professional services rendered by the principal accountant for tax compliance, tax provision review, and the
    Fiscal year ended March 31, 2003*        $9,800
    Fiscal year ended March 31, 2004         $9,900

(d) All other fees - Represents fees paid to Deloitte & Touche LLP to provide a special review of late trading, market timing and related issues concerning the Registrant
    Fiscal year ended March 31, 2003*        $0
    Fiscal year ended March 31, 2004         $28,000

The Registrant's independent accountants, Deloitte & Touche LLP, and their predecessor, PricewaterhouseCoopers LLP, did not bill fees for audit-related, tax, or other non-audit services that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(e)(1) The Audit Committee has determined that all work performed for the Registrant by Deloitte & Touche LLP will be pre-approved by the full Audit Committee and, therefore, has not adopted pre-approval procedures.

    (2) None.

(f) Not applicable.

(g) Non-Audit Fees - Represents fees for audit-related, tax and other non-audit services rendered by the principal accountant to the Registrant, the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

    Fiscal Year Ended March 31, 2003* - $  9,800
    Fiscal Year Ended March 31, 2004 - $ 83,900

(h) The Audit Committee of the Registrant has considered whether the non-audit services that were rendered by the Registrant's principal accountant to the Registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant and that were not pre-approved by the Audit Committee are compatible with maintaining the principal accountant's independence.

* The fees reported for the fiscal year ended March 31, 2003 were attributable to services provided by other accountants.

ITEM 5: AUDIT COMMITTEE OF LISTED REGISTRANTS
        Not applicable.

ITEM 6: SCHEDULE OF INVESTMENTS
        Not applicable.

ITEM 7: DISCLOSURE OF PROXY VOTING POLICIES & PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
        Not applicable.

ITEM 8: PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
        Not applicable.

ITEM 9: SUBMISSION OF MATTERS TO A VOTE OF SECURITIY HOLDERS

       The Governance Committee will consider nominees recommended by shareholders. Shareholders may submit recommendations to the attention of the Secretary of the Trust, State Street Research & Management Company, One Financial Center, 30th Floor, Boston MA 02111.

ITEM 10: CONTROLS AND PROCEDURES

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting during the Registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

ITEM 11: EXHIBITS

       (a)(1) Code of Ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH

       (a)(2) Certification for each principal executive and principal financial officer of the Registrant required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended
              (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.302CERT

      (b) Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                     State Street Research Income Trust

                     By:     /s/ Richard S. Davis
                          ------------------------------------------------------
                             Richard S. Davis, President, Chairman and
                             Chief Executive Officer
                             Principal Executive Officer

                     Date    May 28, 2004
                          ------------------------------------------------------

                               FORM N-CSR(3 OF 3)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities, and on the dates indicated.

                     By:     /s/ Richard S. Davis
                          ------------------------------------------------------
                             Richard S. Davis, President, Chairman and
                             Chief Executive Officer
                             Principal Executive Officer

                     Date    May 28, 2004
                          ------------------------

                     By:     /s/ Douglas A. Romich
                          ------------------------------------------------------
                             Douglas A. Romich, Treasurer
                             Principal Financial Officer

                     Date    May 28, 2004
                          ------------------------